Exhibit 10.1

Execution Version

INDENTURE

Dated as of October 3, 2014

SPRINGCASTLE AMERICA FUNDING, LLC

SPRINGCASTLE CREDIT FUNDING, LLC

SPRINGCASTLE FINANCE FUNDING, LLC

CO-ISSUERS

SpringCastle Funding Asset Backed Notes 2014-A

among

SPRINGCASTLE AMERICA FUNDING, LLC, SPRINGCASTLE CREDIT FUNDING,
LLC and SPRINGCASTLE FINANCE FUNDING, LLC,
as Co-Issuers,

WILMINGTON TRUST, NATIONAL ASSOCIATION,

as Loan Trustee for each of the SpringCastle America Funding Trust, the SpringCastle Credit

Funding Trust and the SpringCastle Finance Funding Trust,

SPRINGLEAF FINANCE, INC.,
as Servicer,

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Paying Agent and Note Registrar

and

U.S. BANK NATIONAL ASSOCIATION,
as Indenture Trustee

(continued)

(continued)

(continued)

EXHIBITS & SCHEDULES

Exhibit A	Forms of Notes

Exhibit B	Forms of Transfer Certificates

Exhibit C	Form of Monthly Servicer Report

Exhibit D	Rule 15Ga-1 Information

Schedule I	Part A - Definitions Schedule

Part B — Rules of Construction

Schedule II	Perfection Representations, Warranties and Covenants

This INDENTURE, dated as of October 3, 2014 (herein, as amended, modified or supplemented from time to time as permitted hereby, called this “Indenture”), among SPRINGCASTLE AMERICA FUNDING, LLC, a limited liability company formed under the laws of the State of Delaware, as a co-issuer (a “Co-Issuer”), SPRINGCASTLE CREDIT FUNDING, LLC, a limited liability company formed under the laws of the State of Delaware, as a Co-Issuer, SPRINGCASTLE FINANCE FUNDING, LLC, a limited liability company formed under the laws of the State of Delaware, as a Co-Issuer, WILMINGTON TRUST, NATIONAL ASSOCIATION, a national banking association, as trustee for the benefit of the respective Co-Issuer under the SpringCastle America Funding Trust, SpringCastle Credit Funding Trust, and the SpringCastle Finance Funding Trust (in each such capacity, a “Loan Trustee”), SPRINGLEAF FINANCE, INC., an Indiana corporation, as Servicer, (in such capacity, the “Servicer”), WELLS FARGO BANK, NATIONAL ASSOCIATION, as paying agent (the “Paying Agent”) and as note registrar (the “Note Registrar”) and U.S. BANK NATIONAL ASSOCIATION, a national banking association, as indenture trustee (in such capacity, the “Indenture Trustee” or the “2014-A Indenture Trustee”).  Each of the Co-Issuers is a co-issuer of the Notes (as defined below) issued under this Indenture and as such shall be jointly and severally liable for the Notes and all obligations as an issuer under this Indenture.  Each of the Loan Trustees is an owner and pledgor of legal title to the Loans (as defined below) pledged under this Indenture.

PRELIMINARY STATEMENT

The Co-Issuers have duly authorized the execution and delivery of this Indenture to provide for asset backed notes (the “Notes”) as provided in this Indenture.

The Co-Issuers and the Loan Trustees, through this Indenture, wish to provide security for such obligations to the extent and as provided herein.  All covenants and agreements made by the Co-Issuers and the Loan Trustees herein are for the benefit and security of the Indenture Trustee and the Noteholders.

The Co-Issuers and the Loan Trustees are entering into this Indenture, and the Indenture Trustee is accepting the trusts created hereby, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged.  All things necessary have been done to make the Notes, when executed by the Co-Issuers and authenticated and delivered by the Note Registrar hereunder and duly issued by the Co-Issuers, the valid obligations of the Co-Issuers, and to make this Indenture a valid agreement of the Co-Issuers, in accordance with their and its terms.

Each of the Co-Issuers entered into a Loan Purchase Agreement pursuant to which each of the Sellers and its related Seller Loan Trustee conveyed to the related Co-Issuer and its related Loan Trustee all of its right, title and beneficial interest in, to and under the Loans conveyed pursuant to the applicable Loan Purchase Agreement.

The Servicer entered into a Servicing Agreement pursuant to which the Servicer will continue to service the Loans and make collections thereon in accordance with the terms thereof.

GRANTING CLAUSES

To secure the Co-Issuers’ joint and several obligations under the Notes, (a) each of the Co-Issuers hereby Grants to the Indenture Trustee, for the benefit of the Indenture Trustee and the Noteholders, all of such Co-Issuer’s right, title and interest, and (b) each of the Loan Trustees hereby Grants to the Indenture Trustee, for the benefit of the Indenture Trustee and the Noteholders, all of such Loan Trustee’s right, title and interest, in each case, whether now owned or hereafter acquired, in, to and under the following:

(i)                                     the Loans, whether now existing or hereafter acquired, and all rights to payment and amounts due or to become due with respect to all of the foregoing and the related Purchased Assets;

(ii)                                  all money, instruments, investment property and other property (together with all earnings, dividends, distributions, income, issues, and profits relating thereto) distributed or distributable in respect of the Loans;

(iii)                               the Note Accounts and all Eligible Investments and all money, investment property, instruments and other property from time to time on deposit in or credited to the Note Accounts, together with all earnings, dividends, distributions, income, issues and profits relating thereto;

(iv)                              all rights, remedies, powers, privileges and claims of the Co-Issuer under or with respect to the Loan Purchase Agreement and each other Transaction Document (whether arising pursuant to the terms of the related Loan Purchase Agreement or any other Transaction Document or otherwise available to the Co-Issuer at law or in equity), including, without limitation, the rights of the Co-Issuer to enforce the related Loan Purchase Agreement or any other Transaction Document, and to give or withhold any and all consents, requests, notices, directions, approvals, extensions or waivers under or with respect to the related Loan Purchase Agreement or any other Transaction Document to the same extent as the Co-Issuer could but for the assignment and security interest granted hereunder;

(v)                                 all proceeds of any credit insurance policies or collateral protection insurance policies relating to any Loans, to the extent of the applicable Seller’s interest therein;

(vi)                              all accounts, chattel paper, deposit accounts, documents, general intangibles, payment intangibles, goods, instruments, investment property, letter-of-credit rights, letters of credit and money, consisting of, arising from, purporting to secure, or relating to, any of the foregoing;

(vii)                           all present and future claims, demands, causes and choses in action in respect of any or all of the foregoing and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds, products, rents, receipts or profits of the conversion, voluntary or involuntary, into cash or other property, all cash and non-cash proceeds, and other property consisting of, arising from or relating to all or any part of any of the foregoing or any proceeds thereof; and

(viii)                        all proceeds of the foregoing.

The property described in the preceding sentence shall constitute the “Trust Estate”; provided, however, that the Trust Estate shall not include, and the lien of this Indenture shall not extend to, any assets or amounts released from the Lien of this Indenture in accordance with the express terms hereof.

Such Grants are made in trust to secure the Notes equally and ratably without prejudice, priority or distinction between any Note and any other Notes of the same Class.

The Indenture Trustee, as Indenture Trustee on behalf of the Noteholders, acknowledges such Grants and accepts the trusts hereunder in accordance with the provisions hereof.

LIMITED RECOURSE

The obligation of the Co-Issuers to make payments of principal of and interest on the Notes are limited recourse obligations of the Co-Issuers that are secured solely by and are payable solely from the related Trust Estate and only to the extent proceeds and distributions on such Trust Estate are allocated for their benefit under the terms of this Indenture.  The holders of the Notes shall have no recourse to any other assets of the Co-Issuers.  In the event the Trust Estate has been exhausted and any of the Notes have not been paid in full, then any and all amounts that are still due on such Notes shall be extinguished and shall not revive, and such Notes shall be cancelled.

ARTICLE I
Definitions

SECTION 1.01     Definitions.

Certain capitalized terms in this Indenture are defined in and shall have the respective meanings assigned to them in Part A of Schedule I hereto (together with Part B of such Schedule I, the “Definitions Schedule”).  The rules of construction set forth in Part B of the Definitions Schedule shall be applicable to this Indenture.

ARTICLE II
The Notes

SECTION 2.01     Form Generally.

The Notes shall be designated as the “SpringCastle Funding Asset-Backed Notes 2014-A”.  The Notes shall be in substantially the form attached as Exhibit A hereto.  Except as otherwise expressly provided herein, the Notes will be issued in fully registered form only and shall be numbered serially for identification. The terms of the Notes set forth in Exhibit A to this

Indenture are part of the terms of this Indenture. The Notes shall be typewritten, word processed, printed, lithographed or engraved or produced by any combination of these methods, all as determined by the Authorized Officers executing such Notes, as evidenced by their execution of such Notes.

SECTION 2.02     Denominations.

The Class A, Class B, and Class C Notes shall be issued in fully registered form in minimum amounts of $100,000 and in integral multiples of $1,000 in excess thereof.  The Class D Notes shall be issued in fully registered form in minimum amounts of $5,000,000 and in integral multiples of $1,000 in excess thereof.  The Class E Notes shall be issued in fully registered form in minimum amounts of $10,000,000 and in integral multiples of $1,000 in excess thereof.

SECTION 2.03     Execution, Authentication and Delivery.

Each Note shall be executed by manual or facsimile signature on behalf of the Co-Issuers by an Authorized Officer of the Co-Issuers.

Notes bearing the manual or facsimile signature of an individual who was, at the time when such signature was affixed, authorized to sign on behalf of the Co-Issuers shall not be rendered invalid, notwithstanding the fact that such individual ceased to be so authorized prior to the authentication and delivery of such Notes or does not hold such office at the date of issuance of such Notes.

On the Closing Date, the Note Registrar shall authenticate and deliver Class A Notes for original issue in an aggregate principal amount of $1,601,280,000, Class B Notes for original issue in an aggregate principal amount of $427,000,000, Class C Notes for original issue in an aggregate principal amount of $331,200,000, Class D Notes for original issue in an aggregate principal amount of $199,810,000 and Class E Notes for original issue in an aggregate principal amount of $61,580,000.  At any time and from time to time after the execution and delivery of this Indenture, the Co-Issuers may deliver Notes executed by all of the Co-Issuers to the Note Registrar for authentication and delivery, and the Note Registrar, upon an Issuer Order executed by the Co-Issuers, shall authenticate and deliver such Notes as provided in this Indenture and not otherwise.

No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Note a certificate of authentication substantially in the form provided for herein executed by or on behalf of the Note Registrar by the manual signature of a duly authorized signatory, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.

SECTION 2.04     Book-Entry Notes.

The Class A, Class B, Class C and Class D Notes, upon original issuance, shall be issued in the form of one or more Notes representing the Book-Entry Notes, to be delivered to the Note Registrar as custodian for the Clearing Agency on behalf of the Co-Issuers.  The Class

E Notes will be issued only in the form of one or more Definitive Notes.  The Class A, Class B, Class C and Class D Notes shall initially be registered on the Note Register in the name of the Clearing Agency or of its nominee, and no Beneficial Owner of any of the Class A, Class B, Class C or Class D Notes will receive a Definitive Note representing such Beneficial Owner’s interest in such Note, except as provided in Section 2.10.  Unless and until Definitive Notes have been issued to the applicable Beneficial Owners pursuant to Section 2.10:

(a)           the provisions of this Section 2.04 shall be in full force and effect;

(b)           the Co-Issuers, the Note Registrar, the Paying Agent and the Indenture Trustee shall be entitled to communicate directly with the Clearing Agency and the Clearing Agency Participants for all purposes of this Indenture (including distributions) as the authorized representatives of the Beneficial Owners of the Notes;

(c)           to the extent that the provisions of this Section 2.04 conflict with any other provisions of this Indenture, the provisions of this Section 2.04 shall control;

(d)           the rights of Beneficial Owners shall be exercised only through the Clearing Agency and the applicable Clearing Agency Participants and shall be limited to those established by law and agreements between such owners and the Clearing Agency and/or the Clearing Agency Participants.  Unless and until Definitive Notes of such Class are issued pursuant to Section 2.10, the initial Clearing Agency shall make book-entry transfers among the Clearing Agency Participants and receive and transmit distributions of principal and interest on the related Notes to such Clearing Agency Participants and, without limiting the Co-Issuers’, the Note Registrar’s, the Paying Agent’s or the Indenture Trustee’s duties and obligations set forth elsewhere herein, none of the Co-Issuers, the Note Registrar, the Paying Agent nor the Indenture Trustee shall have any responsibility therefor; and

(e)           whenever this Indenture requires or permits actions to be taken based upon instructions or directions of Holders of Notes evidencing a specified percentage of the Aggregate Note Principal Balance, the Class A Note Balance, the Class B Note Balance, the Class C Note Balance or the Class D Note Balance, as applicable, the Clearing Agency shall be deemed to represent such percentage with respect to the Notes only to the extent that it has received instructions to such effect from Beneficial Owners and/or Clearing Agency Participants owning or representing, respectively, such required percentage of the beneficial interest in such Notes and has delivered such instructions to the Indenture Trustee.  For the avoidance of doubt, irrespective of whether such Clearing Agency has received such instructions, the determination as to whether such Clearing Agency has received such instructions, the determination as to whether any Note is “Outstanding” shall be made in accordance with the definition thereof.

None of the Co-Issuers, the Indenture Trustee, the Paying Agent or the Note Registrar shall have any liability for any aspect of the records relating to or payments made on account of beneficial ownership interests in the Book-Entry Notes or for maintaining, supervising or reviewing any records relating to beneficial ownership interests or transfers thereof.

Except as provided in the next succeeding paragraph of this Section 2.04, the rights of Beneficial Owners with respect to the Book-Entry Notes shall be limited to those established by law and agreements between such Beneficial Owners and the Clearing Agency and Clearing Agency Participants.  Except as provided in Section 2.10 hereof, Beneficial Owners shall not be entitled to Definitive Notes in exchange for the Book-Entry Notes as to which they are the Beneficial Owners.  Requests and directions from, and votes of, the Clearing Agency as Holder of the Notes shall not be deemed inconsistent if they are made with respect to different Beneficial Owners.  The Indenture Trustee may establish a reasonable record date in connection with solicitations of consents from or voting by Noteholders and give notice to the Clearing Agency of such record date.  Other than pursuant to Section 2.10, without the consent of the Co-Issuers, the Note Registrar, the Paying Agent and the Indenture Trustee, no Book-Entry Note may be transferred by the Clearing Agency except to a successor Clearing Agency that agrees to hold such Note for the account of the Beneficial Owners.

The Depository Trust Company shall be the initial Clearing Agency.  In the event that The Depository Trust Company resigns or is removed as Clearing Agency, the Indenture Trustee may designate a successor Clearing Agency.  If no successor Clearing Agency has been designated within thirty (30) days of the effective date of the Clearing Agency’s resignation or removal, each Beneficial Owner shall be entitled to Definitive Notes representing the Notes it beneficially owns in the manner prescribed in Section 2.10.

SECTION 2.05     Registration of and Limitations on Transfer and Exchange of Notes; Appointment of Note Registrar.

(a)           Wells Fargo Bank, National Association is hereby appointed as the note registrar (in such capacity, the “Note Registrar”) to provide for the registration of Notes, and transfers and exchanges of Notes as herein provided, and Wells Fargo Bank, National Association hereby accepts such appointment.  The Note Registrar shall keep a register (the “Note Register”) in which, subject to such reasonable regulations as it may prescribe, the registration of Notes and the registration of transfers of Notes shall be provided.  The Note Registrar shall act solely for the purpose of maintaining the Note Register as an agent of the Co-Issuers.  Any transfer of an interest in a Definitive Note shall be reflected in the Note Register and entries in the Note Register shall be presumed correct.  The Co-Issuers hereby have the right to examine the Note Register at any time upon reasonable notice to the Note Registrar.  Any reference in this Indenture to the Note Registrar shall include any co-note registrar unless the context requires otherwise.  The Co-Issuers may revoke such power and remove the Note Registrar if the Co-Issuers determine in their sole discretion that the Note Registrar shall have failed to perform its obligations under this Indenture in any material respect.  The Note Registrar may resign at any time upon sixty (60) days’ prior written notice to the Co-Issuers and the Servicer.  In the event that any Note Registrar shall resign, the Co-Issuers shall appoint a successor to act as Note Registrar, which successor shall be reasonably satisfactory to the Servicer; provided, however, that such resignation shall not be effective and the Note Registrar shall continue to perform its duties as Note Registrar until the Co-Issuers have appointed a successor Note Registrar (which may be the Indenture Trustee).

(b)           No transfer, sale, pledge or other disposition of any Note or interest therein shall be made unless that transfer, sale, pledge or other disposition is exempt from the registration and/or qualification requirements of the Securities Act and any applicable state securities laws, or is otherwise made in accordance with the Securities Act and such state securities laws.  None of the Co-Issuers, the Indenture Trustee or the Note Registrar is obligated to register or qualify any Notes under the Securities Act or any other securities law or to take any action not otherwise required under this Indenture to permit the transfer of any Note or interest therein without registration or qualification.  Any Noteholder desiring to effect a transfer of Notes or interests therein shall, and does hereby agree to, indemnify the Co-Issuers, the Indenture Trustee and the Note Registrar against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.  Any attempted transfer, sale, pledge or other disposition of any Note or interest therein in contravention of this Section 2.05 will be void ab initio and the purported transferor will continue to be treated as the owner of the Notes for all purposes.

(c)           The Notes are being offered and sold by the Initial Purchasers only to QIBs in transactions meeting the requirements of Rule 144A or, in the case of the Class A, Class B and Class C Notes only, to persons (other than “U.S. persons” as defined in Regulation S) outside the United States pursuant to the requirements of Regulation S. Neither the Class D Notes nor the Class E Notes may be sold outside the United States in reliance on Regulation S. If it is acquiring any Class A, Class B or Class C Notes or any interest or participation therein in an “offshore transaction” (as defined to Regulation S), the purchaser is deemed to acknowledge that those notes will initially be represented by a temporary global note with the applicable legends set forth in Exhibit A (the “Temporary Regulation S Global Note”) in fully-registered form without interest coupons and that transfers thereof or any interest or participation therein are restricted as set forth in this Section 2.05.  The Class A, Class B and Class C Notes that are not sold in offshore transactions in reliance on Regulation S and the Class D Notes shall initially be issued in the form of one or more permanent global notes with the applicable legends set forth in Exhibit A (each, a “Rule 144A Global Note”) in fully-registered form without interest coupons.  The principal amount of a Global Note may from time to time be increased or decreased by adjustments made on the records of the custodian for DTC, DTC’s nominee or any other authorized person, to reflect the transfers of interest described in this Section or other transactions under this Indenture.  The Class D Notes and the Class E Notes will be offered and sold only to QIBs in reliance on Rule 144A and, in the case of the Class E Notes, issued only in the form of one or more fully-registered Definitive Notes without interest coupons.

Any ownership interest represented by a beneficial interest in a Rule 144A Global Note may be transferred to another entity who wishes to hold Notes in the form of an interest in a Rule 144A Global Note; provided, that, the applicable transferor and transferee are deemed to have represented and warranted that such transfer is being made to a transferee that the transferor reasonably believes is a QIB in a transaction meeting the requirements of Rule 144A.

Through and including the fortieth day after the later of the commencement of the offering of the Notes (which shall not include Class D Notes or Class E Notes) to persons other than distributors in reliance upon Regulation S and the Closing Date (that period through and including that fortieth day, the “Distribution Compliance Period”), any ownership interest represented by a beneficial interest in the Temporary Regulation S Global Note may be transferred to a person who wishes to hold Notes in the form of an interest in the Temporary Regulation S Global Note; provided, that, the applicable transferee is deemed to have represented and warranted that it is not a “U.S. person” (as defined in Regulation S) and such transfer is being made in accordance with Rule 903 or Rule 904 of Regulation S and all other applicable securities laws.

All distributions in respect of Notes represented by a Temporary Regulation S Global Note will be made only with respect to that portion of the Temporary Regulation S Global Note in respect of which Euroclear or Clearstream shall have delivered to the Indenture Trustee, the Note Registrar and the Paying Agent a certificate or certificates substantially in the form of Exhibit B-4.  The delivery to the Indenture Trustee, the Note Registrar and the Paying Agent by Euroclear or Clearstream of a certificate or certificates referred to above may be relied upon by the Co-Issuers, the Note Registrar, the Paying Agent and the Indenture Trustee as conclusive evidence that the certificate or certificates referred to therein has or have been delivered to Euroclear or Clearstream pursuant to the terms of this Indenture and the Temporary Regulation S Global Note.

Transfers of an interest in a Regulation S Global Note for an interest in a Rule 144A Global Note, and vice versa (except that no interest in a Class D Note or a Class E Note may be transferred for an interest in a Regulation S Global Note), may be made at any time; provided that the intended transferor and transferee are each able to represent and warrant that such transferee satisfies the conditions set forth above to hold a beneficial interest in the applicable Global Note and the transferor provides a transfer certificate in the form of Exhibit B-1, Exhibit B-2 or Exhibit B-3, as applicable.  Any interest in the Notes represented by an interest in a Rule 144A Global Note that is transferred to a person who takes delivery in the form of an interest in a Regulation S Global Note, and vice versa, will, upon transfer, cease to be an interest in such original Rule 144A Global Note or Regulation S Global Note, as the case may be, and become an interest in a Regulation S Global Note or a Rule 144A Global Note, as applicable, and accordingly, will thereafter be subject to all transfer restrictions and other procedures applicable to an interest in the applicable form of Global Note.

Interests in a Temporary Regulation S Global Note as to which the Indenture Trustee, the Note Registrar and the Paying Agent have received from Euroclear or Clearstream, as the case may be, a certificate substantially in the form of Exhibit B-4 to the effect that Euroclear or Clearstream, as applicable, has received a certificate substantially in the form of Exhibit B-5 from the holder of a beneficial interest in such Note, will be exchanged on and after the last day of the Distribution Compliance Period for interests in a permanent global note with the applicable legends set forth in Exhibit A (a “Permanent Regulation S Global Note” and, together with the Temporary Regulation S Global Note, the “Regulation S Global Notes”) in fully-registered form without interest coupons.  The delivery of the certificate or certificates referred to above to the Indenture Trustee, the Note Registrar and the Paying Agent by Euroclear or Clearstream may be relied upon by the Co-Issuers, the Note Registrar, the Paying Agent and the Indenture Trustee as conclusive evidence that the certificate or certificates referred to therein has or have been delivered to Euroclear or Clearstream pursuant to the terms of this Indenture and the Temporary Regulation S Global Note.

In the event that a Rule 144A Global Note is exchanged for one or more Definitive Notes (a “Rule 144A Definitive Note”) or a Regulation S Global Note is exchanged for one or more Definitive Notes (a “Regulation S Definitive Note”) pursuant to Section 2.10 of the Indenture, the related Beneficial Owner shall be required to deliver a representation letter with respect to the matters described in this Section 2.05.  Such Rule 144A Definitive Notes and Regulation S Definitive Notes may be exchanged for one another only upon delivery of a representation letter with respect to the matters described in Section 2.05 and in accordance with such procedures as are substantially consistent with the provisions above (including certification requirements intended to insure that such transfers comply with Rule 144A or, other than in the case of Class D Notes and Class E Notes, are to Persons who are not “U.S. persons” (as defined in Regulation S), or otherwise comply with Regulation S, as the case may be) and as may be from time to time adopted by the Co-Issuers, the Note Registrar, the Paying Agent and the Indenture Trustee.  The Note Registrar shall destroy the applicable Global Note upon its exchange in full for Definitive Notes.

Each purchaser of a Note that represents a beneficial interest in a Global Note will be deemed to have represented and agreed, and each purchaser of a Definitive Note will be required to certify to the Indenture Trustee, the Paying Agent and Note Registrar in writing that:

(i)            (1) the purchaser is a QIB and is acquiring such Notes for its own account or as a fiduciary or agent for others (which others are also QIBs) for investment purposes and not for distribution in violation of the Securities Act, and it is able to bear the economic risk of an investment in the Notes and has such knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of purchasing the Notes, or (2) solely in the case of Class A, Class B and Class C Notes, the purchaser is a not a “U.S. person” (as defined in Regulation S) (and is not purchasing for the account or benefit of a “U.S. person” as defined in Regulation S), is outside the United States and is acquiring the Notes pursuant to an exemption from registration in accordance with Rule 903 or Rule 904 of Regulation S;

(ii)           the purchaser understands that the Notes are being offered only in a transaction that does not require registration of the Notes under the Securities Act and, if such purchaser decides to resell, pledge or otherwise transfer such Notes, then it agrees that it will resell, pledge or transfer such Notes only (1) so long as such Notes are eligible for resale pursuant to Rule 144A, to a person who the seller reasonably believes is a QIB acquiring the Notes for its own account or as a fiduciary or agent for others (which others must also be QIBs) to whom notice is given that the resale or other transfer is being made in reliance on Rule 144A, or, if applicable and solely in the case of Class A, Class B and Class C Notes, (2) to a purchaser who is not a “U.S. person” (as defined in Regulation S) (and is not purchasing for the account or benefit of a “U.S. person” as defined in Regulation S), is outside the United States and is acquiring the Notes pursuant to an exemption from registration under the Securities Act in accordance with Rule 903 or Rule 904 of Regulation S and, in each case, in accordance with any applicable United States state securities or “Blue Sky” laws or any securities laws of any other jurisdiction;

(iii)          unless the applicable legend set forth in Exhibit A has been removed, the purchaser shall notify each transferee of the Notes that (1) the Notes have not been registered under the Securities Act, (2) the holder of Notes is subject to the restrictions on the resale or other transfer thereof described in paragraph (ii) above, and (3) such transferee shall be deemed to have represented (x) as to its status as a QIB purchasing the

Notes in reliance on Rule 144A or, solely in the case of the Class A, Class B and Class C Notes, as not a “U.S. person” (as defined in Regulation S) (and is not purchasing for the account or benefit of a “U.S. person” as defined in Regulation S) and as outside the United States, acquiring the Notes pursuant to an exemption from registration under the Securities Act in accordance with Rule 903 or Rule 904 of Regulation S, as the case may be, (y) if such transferee is a QIB, that such transferee is acquiring the Notes for its own account or as a fiduciary or agent for others (which others also must be QIBs), and (z) that such transferee shall be deemed to have agreed to notify its subsequent transferees as to the foregoing;

(iv)          in the case of the Class D Notes and the Class E Notes, (A) either (I) the purchaser is not and will not become for U.S. federal income tax purposes a partnership, Subchapter S corporation or grantor trust (or a disregarded entity the single owner of which is any of the foregoing) (each such entity a “flow-through entity”) or (II) if the purchaser is or becomes a flow-through entity, then (x) none of the direct or indirect beneficial owners of any of the interests in such flow-through entity has or ever will have more than 50% of the value of its interest in such flow-through entity attributable to the beneficial interest of such flow-through entity in the Notes, other interest (direct or indirect) in any Co-Issuer, or any interest created under this Indenture and (y) the purchaser is not and will not be a principal purpose of the arrangement involving the flow-through entity’s beneficial interest in the Notes to permit any partnership to satisfy the 100 partner limitation of Section 1.7704-1(h)(1)(ii) of the Treasury Regulations necessary for such partnership not to be classified as a publicly traded partnership under the Internal Revenue Code, (B)  the purchaser is not acquiring any Note or beneficial interest therein, the purchaser will not sell, transfer, assign, participate, pledge or otherwise dispose of any Note(s) or beneficial interest therein, and the purchaser will not cause any Note(s) or beneficial interests therein to be marketed, in each case on or through an “established securities market” within the meaning of Section 7704(b) of the Internal Revenue Code, including, without limitation, an interdealer quotation system that regularly disseminates firm buy or sell quotations, (C) the purchaser’s beneficial interest in the Notes is not and will not be in an amount that is less than the minimum denomination for such Note set forth in this Indenture, and the purchaser does not and will not hold any interest on behalf of any person whose beneficial interest in a Note is in an amount that is less than the minimum denomination for the Notes set forth in this Indenture, (D) the purchaser will not sell, assign, transfer, pledge or otherwise dispose of any Note or beneficial interest therein, or enter into any financial instrument or contract the value of which is determined by reference in whole or in part to any Note or beneficial interest therein, in each case if the effect of doing so would be that the beneficial interest of any person in such Note would be in an amount that is less than the minimum denomination for the Notes set forth in this Indenture, (E) the purchaser will not use any Note as collateral for the issuance of any securities that could cause any Co-Issuer to be treated as an association or publicly traded partnership taxable as corporation for U.S. federal income tax purposes, (F) the purchaser will not transfer a Note or any beneficial interest therein (directly, through a participation, or otherwise) unless, prior to the transfer, the transferee shall have executed and delivered to the Indenture Trustee and the Note Registrar, or any of their respective successors and assigns, a transferee certification substantially in the form of Exhibit B-6 or Exhibit B-7 to this Indenture, as applicable, and (G) in the case of the Class E Notes, the purchaser is a “United States person” as defined in Section 7701(a)(30) of the Internal Revenue Code and will not transfer to, or cause such Class E Note or beneficial interest therein to be transferred to, any person other than a “United States person,” as defined in Section 7701(a)(30) of the Internal Revenue Code; provided, however, that, notwithstanding the foregoing representations and warranties in clauses (A)-(G) herein, the purchaser (i) may engage in any repurchase transaction (repo) the subject matter of which is a Note or any beneficial interest therein if the terms of such repurchase transaction are generally consistent with prevailing market practice and (ii) may pledge a Note or any beneficial interest therein if doing so will not result in any person (other than the purchaser) being treated for U.S. federal income tax purposes as the owner of all or any portion of a Note or beneficial interest therein;

(v)           the purchaser, and each person for which it is acting, understands that any sale or transfer to a person that does not comply with the requirements set forth herein will be null and void ab initio;

(vi)          (1) the purchaser understands that each Rule 144A Global Note and any Rule 144A Definitive Note will bear the legends set forth in Exhibit A hereto and (2) the purchaser understands that each Regulation S Global Note and any Regulation S Definitive Note will bear the legends set forth in Exhibit A; and

(vii)         either (a) it is not and is not acting on behalf or using the assets of (1) an “employee benefit plan,” as defined in Section 3(3) of ERISA, that is subject to Title I of ERISA, (2) a “plan,” as defined in Section 4975(e)(1) of the Internal Revenue Code, that is subject to Section 4975 of the Internal Revenue Code, (3) an entity whose underlying assets include “plan assets” by reason of such employee benefit plan’s or plan’s investment in the entity (within the meaning of Department of Labor Regulation 29 C.F.R. 2510.3-101, as modified by Section 3(42) of ERISA), or (4) any governmental, church, non-U.S. or other plan that is subject to any non-U.S., federal, state or local law that is substantially similar to Section 406 of ERISA or Section 4975 of the Internal Revenue Code (“Similar Law”) or an entity whose underlying assets include assets of any such plan; or (b) solely in the case of the Class A Notes, Class B and Class C Notes, the acquisition, continued holding and disposition of the Notes (or any interest therein) will not give rise to a non-exempt prohibited transaction under Section 406 of ERISA, Section 4975 of the Internal Revenue Code or result in a non-exempt prohibited transaction or violation of any Similar Law.

(d)           At any time when the Co-Issuers are not subject to Section 13 or 15(d) of the Exchange Act and are not exempt from reporting pursuant to Rule 12g3-2(b) under the Exchange Act, upon the request of a Noteholder or Beneficial Owner, the Co-Issuers shall promptly furnish or cause to be furnished Rule 144A Information to such Noteholder or Beneficial Owner, to a prospective purchaser of such Note designated by such Noteholder or Beneficial Owner or to the Note Registrar for delivery to such Noteholder or Beneficial Owner or a prospective purchaser designated by such Noteholder or Beneficial Owner, as the case may be, in order to permit compliance by such Noteholder or Beneficial Owner with Rule 144A in connection with the resale of a Note by such Noteholder or Beneficial Owner.

(e)                                  Notwithstanding anything to the contrary herein, no transfer of a Class D Note or beneficial interest therein shall be effective, and any such attempted transfer shall be void ab initio, unless, prior to and as a condition to each such transfer, the prospective transferee (including the initial beneficial owner as initial transferee) and any subsequent transferee represents and warrants, in writing, substantially in the form of the transferee certification set forth in Exhibit B-6 to this Indenture, to the Indenture Trustee and the Note Registrar, and any of their respective successors and assigns, that: (A) either (I) it is not and will not become for U.S. federal income tax purposes a partnership, Subchapter S corporation or grantor trust (or a disregarded entity the single owner of which is any of the foregoing) (each such entity a “flow-through entity”) or (II) if it is or becomes a flow-through entity, then (x) none of the direct or indirect beneficial owners of any of the interests in such flow-through entity has or ever will have more than 50% of the value of its interest in such flow-through entity attributable to the beneficial interest of such flow-through entity in the Notes, other interest (direct or indirect) in any Co-Issuer, or any interest created under this Indenture and (y) it is not and will not be a principal purpose of the arrangement involving the flow-through entity’s beneficial interest in any Class D Note to permit any partnership to satisfy the 100 partner limitation of Section 1.7704-1(h)(1)(ii) of the Treasury Regulations necessary for such partnership not to be classified as a publicly traded partnership under the Internal Revenue Code, (B)  it is not acquiring any Class D Note or beneficial interest therein, it will not sell, transfer, assign, participate, pledge or otherwise dispose of any Class D Note(s) or beneficial interest therein, and it will not cause any Class D Note(s) or beneficial interests therein to be marketed, in each case on or through an “established securities market” within the meaning of Section 7704(b) of the Internal Revenue Code, including, without limitation, an interdealer quotation system that regularly disseminates firm buy or sell quotations, (C) its beneficial interest in the Class D Notes is not and will not be in an amount that is less than the minimum denomination for such Class D Note set forth in this Indenture, and it does not and will not hold any interest on behalf of any person whose beneficial interest in a Class D Note is in an amount that is less than the minimum denomination for the Class D Notes set forth in this Indenture, (D) it will not sell, assign, transfer, pledge or otherwise dispose of any Class D Note or beneficial interest therein, or enter into any financial instrument or contract the value of which is determined by reference in whole or in part to any Class D Note or beneficial interest therein, in each case if the effect of doing so would be that the beneficial interest of any person in the Class D Note would be in an amount that is less than the minimum denomination for the Class D Notes set forth in this Indenture, (E) it will not use any Class D Note as collateral for the issuance of any securities that could cause any Co-Issuer to be treated as an association or publicly traded partnership taxable as corporation for U.S. federal income tax and (F) it will not transfer a Class D Note or any beneficial interest therein (directly, through a participation, or otherwise) unless, prior to the transfer, the transferee shall have executed and delivered to the Indenture Trustee and the Note Registrar, and any of their respective successors and assigns, a transferee certification substantially in the form of Exhibit B-6 to this Indenture.  Notwithstanding the foregoing, a transferee (i) may engage in any repurchase transaction (repo) the subject matter of which is a Class D Note or any beneficial interest therein if the terms of such repurchase transaction are generally consistent with prevailing market practice and (ii) may pledge a Class D Note or any beneficial interest therein if doing so will not result in any person (other than the transferee) being treated for U.S. federal income tax purposes as the owner of all or any portion of a Class D Note or beneficial interest therein.

(f)                                   Notwithstanding anything to the contrary herein, no transfer of a Class E Note or beneficial interest therein shall be effective, and any such attempted transfer shall be void ab initio, unless, prior to and as a condition to each such transfer, the prospective transferee (including the initial beneficial owner as initial transferee) and any subsequent transferee represent and warrants, in writing, substantially in the form of the transferee certification set forth in Exhibit B-7 to this Indenture, to the Indenture Trustee and the Note Registrar, and any of their respective successors and assigns, that: (A) either (I) it is not and will not become for U.S. federal income tax purposes a partnership, Subchapter S corporation or grantor trust (or a disregarded entity the single owner of which is any of the foregoing) (each such entity a “flow-through entity”) or (II) if it is or becomes a flow-through entity, then (x) none of the direct or indirect beneficial owners of any of the interests in such flow-through entity has or ever will have more than 50% of the value of its interest in such flow-through entity attributable to the beneficial interest of such flow-through entity in the Notes, other interest (direct or indirect) in any Co-Issuer, or any interest created under this Indenture and (y) it is not and will not be a principal purpose of the arrangement involving the flow-through entity’s beneficial interest in any Class E Note to permit any partnership to satisfy the 100 partner limitation of Section 1.7704-1(h)(1)(ii) of the Treasury Regulations necessary for such partnership not to be classified as a publicly traded partnership under the Internal Revenue Code, (B)  it is not acquiring any Class E Note or any beneficial interest therein, it will not sell, transfer, assign, participate, pledge or otherwise dispose of any Class E Note(s) or beneficial interest therein, and it will not cause any Class E Note(s) or beneficial interest therein to be marketed, in each case on or through an “established securities market” within the meaning of Section 7704(b) of the Internal Revenue Code, including, without limitation, an interdealer quotation system that regularly disseminates firm buy or sell quotations, (C) its beneficial interest in the Class E Notes is not and will not be in an amount that is less than the minimum denomination for such Class E Note set forth in this Indenture, and it does not and will not hold any interest on behalf of any person whose beneficial interest in a Class E Note is in an amount that is less than the minimum denomination for the Class E Notes set forth in this Indenture, (D) it will not sell, assign, transfer, pledge or otherwise dispose of any Class E Note or beneficial interest therein, or enter into any financial instrument or contract the value of which is determined by reference in whole or in part to any Class E Note or beneficial interest therein, in each case if the effect of doing so would be that the beneficial interest of any person in the Class E Note would be in an amount that is less than the minimum denomination for the Class E Notes set forth in this Indenture, (E) it will not use any Class E Note as collateral for the issuance of any securities that could cause any Co-Issuer to be treated as an association or publicly traded partnership taxable as corporation for U.S. federal income tax purposes, (F) it will not transfer a Class E Note or any beneficial interest therein (directly, through a participation, or otherwise) unless, prior to the transfer, the transferee shall have executed and delivered to the Indenture Trustee and the Note Registrar, and any of their respective successors and assigns, a transferee certification substantially in the form of Exhibit B-7 to this Indenture, and (G) it is a “United States person” as defined in Section 7701(a)(30) of the Internal Revenue Code and will not transfer to, or cause such Class E Note or beneficial interest therein to be transferred to, any person other than a “United States person,” as defined in Section 7701(a)(30) of the Internal Revenue Code.  Notwithstanding the foregoing, a transferee (i) may engage in any repurchase transaction (repo) the subject matter of which is a Class E Note or any beneficial interest therein if the terms of such repurchase transaction are generally consistent with prevailing market practice and (ii) may pledge a Class E Note or any beneficial interest therein if doing so will not result in any person (other than the transferee) being treated for U.S. federal income tax purposes as the owner of all or any portion of a Class E Note or beneficial interest therein.

(g)                                  In the case of a transfer of a Class D Note or Class E Note to the Sellers, the representations set forth in Section 2.05(e) or Section 2.05(f), as applicable, shall not be required and shall not serve as a condition to such transfer.

(h)                                 With respect to any outstanding Notes retained by the Co-Issuers or conveyed to the Sellers, and later sold to an unrelated purchaser, the requirements set forth in Section 3.14(c) must be met prior to any such later sale.  In addition, to the extent any such Notes are Class D Notes or Class E Notes, the requirements of this Section 2.05 must be satisfied prior to such later sale.

(i)                                     If a Person is acquiring any Note or interest therein as a fiduciary or agent for one or more accounts, such Person shall be required to deliver to the Note Registrar a certification (which in the case of the Book-Entry Notes, the prospective transferee will be deemed to have represented such certification) to the effect that it has (i) sole investment discretion with respect to each such account and (ii) full power to make the foregoing acknowledgments, representations, warranties, certifications and agreements with respect to each such account as set forth in this Section 2.05.

(j)                                    Subject to the preceding provisions of this Section 2.05, upon surrender for registration of transfer of any Note at the offices or agency of the Note Registrar maintained for such purpose, the Co-Issuers shall execute and the Note Registrar shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Notes of a like Denomination and of the same Class.  As of the Closing Date, the offices of the Note Registrar maintained for such purpose are located at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: Corporate Trust Services—SpringCastle Funding Asset-Backed Notes.

(k)                                 At the option of any Noteholder, its Notes may be exchanged for other Notes of authorized denominations of the same Class and of a like aggregate denomination, upon surrender of the Notes to be exchanged at the offices of the Note Registrar maintained for such purpose. Whenever any Notes are so surrendered for exchange, the Co-Issuers shall execute and the Note Registrar as authenticating agent shall authenticate and deliver the Notes which the Noteholder making the exchange is entitled to receive.

(l)                                     Every Note presented or surrendered for transfer or exchange shall (if so required by the Note Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in the form satisfactory to the Note Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing.

(m)                             Every Note issued upon any registration of transfer or exchange of Notes shall be the valid obligations of the Co-Issuers, jointly and severally, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Notes surrendered upon such registration or exchange.

(n)                                 No service charge shall be imposed for any transfer or exchange of Notes, but the Note Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Notes.

(o)                                 All Notes surrendered for transfer and exchange shall be physically canceled by the Note Registrar, and the Note Registrar shall dispose of such canceled Notes in accordance with its standard procedures.

(p)                                 The Note Registrar shall provide to the Co-Issuers, upon reasonable written request, and at the expense of the requesting party, an updated copy of the Note Register.  The Co-Issuers shall have the right to inspect the Note Register or to obtain a copy thereof at all reasonable times, and to rely conclusively upon a certificate of the Note Registrar as to the information set forth in the Note Register.

SECTION 2.06              Mutilated, Destroyed, Lost or Stolen Notes.

If (a) any mutilated Note is surrendered to the Note Registrar, or the Note Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Note, and (b) in case of destruction, loss or theft there is delivered to the Note Registrar, as the case may be, such security or indemnity as may be required by it to hold the Co-Issuers, the Note Registrar harmless, then, in the absence of written notice to the Co-Issuers or the Note Registrar that such Note has been acquired by a “protected purchaser” (as contemplated by Article 8 of the UCC), the Co-Issuers shall execute, and upon Issuer Order executed by each of the Co-Issuers, the Note Registrar shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a replacement Note of like tenor and aggregate principal amount, bearing a number not contemporaneously outstanding; provided, however, that if any such mutilated, destroyed, lost or stolen Note shall have become or within seven (7) days shall be due and payable, or shall have been selected or called for redemption, instead of issuing a replacement Note, the Co-Issuers may pay such Note without surrender thereof, except that any mutilated Note shall be surrendered.  If, after the delivery of such replacement Note or payment of a destroyed, lost or stolen Note pursuant to the proviso to the preceding sentence, a “protected purchaser” (as contemplated by Article 8 of the UCC) of the original Note in lieu of which such replacement Note was issued presents for payment such original Note, the Co-Issuers and the Note Registrar Agent shall be entitled to recover such replacement Note (or such payment) from the Person to whom it was delivered or any Person taking such replacement Note from such Person to whom such replacement Note was delivered or any assignee of such Person, except a “protected purchaser” (as contemplated by Article 8 of the UCC), and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Co-Issuers or the Note Registrar in connection therewith.

In connection with the issuance of any replacement Note under this Section 2.06, the Co-Issuers or the Note Registrar may require the payment by the Holder of such Note of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the reasonable fees and expenses of the Note Registrar) connected therewith.

Any replacement Note issued pursuant to this Section in replacement of any mutilated, destroyed, lost or stolen Note shall constitute complete and indefeasible evidence of a debt of the Co-Issuers, as if originally issued, whether or not the destroyed, lost or stolen Note shall be found at any time, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

The provisions of this Section 2.06 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

SECTION 2.07              Persons Deemed Owners.

The Indenture Trustee, the Note Registrar, the Paying Agent, the Co-Issuers and any agent of any of them may prior to due presentation of a Note for registration of transfer, treat the Person in whose name any Note is registered as the holder of such Note for the purpose of receiving distributions pursuant to the terms of this Indenture and for all other purposes whatsoever, and, in any such case, none of the Indenture Trustee, the Note Registrar, the Paying Agent, the Co-Issuers nor any agent of any of them shall be affected by any notice to the contrary.  Upon any request or inquiry by a Noteholder, the Indenture Trustee, the Paying Agent or the Note Registrar shall be entitled to receive a certification in form reasonably satisfactory to the Indenture Trustee, the Paying Agent and the Note Registrar, to enable the Indenture Trustee, the Paying Agent and the Note Registrar to confirm the status of such entity as a Noteholder.

SECTION 2.08              Cancellation.

All Notes surrendered for payment, registration of transfer, exchange or redemption shall, if surrendered to any Person other than the Note Registrar, be delivered to the Note Registrar and shall be promptly cancelled by the Note Registrar and shall no longer be considered Outstanding for any purpose hereunder.  The Co-Issuers may at any time deliver to the Note Registrar for cancellation any Notes previously authenticated and delivered hereunder which the Co-Issuers may have acquired in any lawful manner whatsoever.  All Notes delivered by the Co-Issuers or any other Person for cancellation shall be promptly cancelled by the Note Registrar and such cancellation shall be recorded in the Note Register.  No Notes shall be authenticated in lieu of or in exchange for any Notes cancelled as provided in this Section, except as expressly permitted by this Indenture.  All cancelled Notes held by the Note Registrar shall be destroyed or retained in accordance with its standard document retention or disposal policy in effect at such time unless the Co-Issuers shall direct prior to destruction that they be returned to the Co-Issuers.

SECTION 2.09              Notices to Clearing Agency.

Whenever a notice or other communication is required to be given to the Noteholders of any Class with respect to which Book-Entry Notes have been issued, unless and until Definitive Notes shall have been issued to the related Beneficial Owners pursuant to Section 2.10 and there are no Book-Entry Notes outstanding, the Indenture Trustee shall give all such notices and communications to the Clearing Agency.

SECTION 2.10              Definitive Notes.

If Book-Entry Notes have been issued with respect to any Class and (i) (a) the Co-Issuers advises the Indenture Trustee and the Note Registrar that the Clearing Agency is no longer willing or able to discharge properly its responsibilities with respect to such Class and (b) the Co-Issuers is unable to locate and reach an agreement on satisfactory terms with a qualified successor, (ii) to the extent permitted by law, the Co-Issuers, at its option, advises the Indenture Trustee and the Note Registrar in writing that it elects to terminate the book-entry system through the Clearing Agency with respect to such Class or (iii) after the occurrence of a Servicer Default or an Event of Default, Beneficial Owners with respect to such Class representing not less than 50% of the principal amount of the Book-Entry Notes of such Class advise the Indenture Trustee, the Note Registrar and the applicable Clearing Agency in writing through the applicable Clearing Agency Participants that the continuation of a book-entry system with respect to the Notes of such Class is no longer in the best interests of the Beneficial Owners with respect to such Class, then the Indenture Trustee shall notify all Beneficial Owners with respect to such Class, through the Clearing Agency of the occurrence of such event and of the availability of Definitive Notes to Beneficial Owners with respect to such Class.  Upon surrender to the Note Registrar of such Notes by the Clearing Agency, accompanied by registration instructions from the applicable Clearing Agency for registration, the Co-Issuers shall execute and the Note Registrar shall authenticate Definitive Notes of such Class and shall recognize the registered holders of such Definitive Notes as Noteholders under this Indenture.  None of the Co-Issuers, the Note Registrar or the Indenture Trustee shall be liable for any delay in delivery of such instructions, and the Co-Issuers, the Note Registrar and the Indenture Trustee may conclusively rely on, and shall be protected in relying on, such instructions.  Upon the issuance of Definitive Notes of such Class, the Indenture Trustee, the Note Registrar and the Paying Agent shall recognize the registered Holders of such Definitive Notes of such Class as Noteholders of such Class hereunder.  Definitive Notes will be transferable and exchangeable at the offices of the Note Registrar.

Pending the preparation of Definitive Notes, the Co-Issuers may execute, and upon receipt of an Issuers Order executed by each of the Co-Issuers, the Note Registrar shall authenticate and deliver, temporary Notes which are printed, lithographed, typewritten, mimeographed or otherwise produced, of the tenor of the Definitive Notes in lieu of which they are issued and with such variations not inconsistent with the terms of this Indenture as the officers executing such Notes may determine, as evidenced by their execution of such Notes.

If temporary Notes are issued, the Co-Issuers shall cause Definitive Notes to be prepared without unreasonable delay. After the preparation of Definitive Notes, the temporary Notes shall be exchangeable for Definitive Notes upon surrender of the temporary Notes at the office or agency of the Co-Issuers to be maintained as provided in Section 3.02, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Notes, the Co-Issuers shall execute and the Note Registrar, upon Issuer Order executed by all of the Co-Issuers, shall authenticate and deliver in exchange therefor a like principal amount of Definitive Notes of authorized denominations. Until so exchanged, the temporary Notes shall in all respects be entitled to the same benefits under this Indenture as Definitive Notes.

SECTION 2.11              CUSIP Numbers.

The Co-Issuers in issuing the Notes may use “CUSIP” numbers (if then generally in use), and, if so, the Indenture Trustee shall use “CUSIP” numbers in notices of redemption as a convenience to Noteholders; provided, that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Notes or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Notes, and any such redemption shall not be affected by any defect in or omission of such numbers.  The Co-Issuers will promptly notify the Indenture Trustee in writing of any change in the “CUSIP” numbers.

SECTION 2.12                                      Appointment of Paying Agent.

(a)                                 The Co-Issuers hereby appoint Wells Fargo Bank, National Association, as a paying agent (the “Paying Agent”) to make distributions to Noteholders from the Collection Account pursuant to the provisions of Article VIII hereof.  The Paying Agent shall have the revocable power to withdraw funds from the Collection Account for the purpose of making the distributions referred to above.  The Co-Issuers may revoke such power and remove the Paying Agent if the Co-Issuers determine in their sole discretion that the Paying Agent shall have failed to perform its obligations under this Indenture in any material respect.  The Paying Agent may resign at any time upon sixty (60) days’ prior written notice to the Co-Issuers and the Servicer.  In the event that any Paying Agent shall resign, the Co-Issuers shall appoint a successor to act as Paying Agent, which successor shall be reasonably satisfactory to the Servicer; provided, however, that such resignation shall not be effective and the Paying Agent shall continue to perform its duties as Paying Agent until the Co-Issuers have appointed a successor Paying Agent (which may be the Indenture Trustee).  The Co-Issuers shall cause any successor Paying Agent to execute and deliver to the Co-Issuers and the Indenture Trustee a written instrument in which such Paying Agent shall agree with the Co-Issuers to do each of the actions described in clause (b) below.

(b)                                 The Paying Agent agrees that it will:

(i)                                     hold all sums held by it for the payment of amounts due with respect to the Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided;

(ii)                                  give the Indenture Trustee written notice of any default by the Co-Issuers (or any other obligor upon the Notes) in the making of any payment required to be made with respect to the Notes of which it has actual knowledge;

(iii)                               at any time after the acceleration of the maturity of the Notes after an Event of Default, upon the written request of the Indenture Trustee, forthwith pay to the Indenture Trustee all sums so held in trust by such Paying Agent;

(iv)                              immediately resign as a Paying Agent and forthwith pay to the Indenture Trustee (or to a successor Paying Agent appointed by the Co-Issuers) all sums held by it in trust for the payment of Notes if at any time it ceases to meet the standards required to be met by a Paying Agent at the time of its appointment; and

(v)                                 comply with all requirements of the Internal Revenue Code with respect to the withholding from any payments made by it on any Notes of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith.

ARTICLE III
Representations and Covenants of Co-Issuers and Loan Trustees

SECTION 3.01              Payment of Principal and Interest.

(a)                                 The Co-Issuers will duly and punctually pay principal of and interest on the Notes, in each case in accordance with the terms of the Notes and as specified in this Indenture including without limitation Section 8.06 hereof.

(b)                                 On each Payment Date, the Noteholders of each Class as of the related Record Date shall be entitled to the interest accrued at the applicable Interest Rate and principal payable on such Payment Date as specified in this Indenture including without limitation Section 8.06 hereof.  All payment obligations under a Note are discharged to the extent such payments are made to the Noteholder of record as of such related Record Date.

SECTION 3.02              Maintenance of Office or Agency.

The Note Registrar will maintain its Corporate Trust Office at Wells Fargo Center, Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: Corporate Trust Services—SpringCastle Funding Asset-Backed Notes, where Notes may be presented or surrendered for payment and where Notes may be surrendered for registration of transfer or exchange.  The Note Registrar will give prompt written notice to the Co-Issuers, the Indenture Trustee and the Noteholders of any change in the location of any such office or agency.

SECTION 3.03              Money for Note Payments to Be Held in Trust.

As specified in Section 8.02, all payments of amounts due and payable on or with respect to the Notes, which are to be made from amounts withdrawn from the Collection Account, shall be made on behalf of the Co-Issuers by the Paying Agent, and no amounts so withdrawn from the Collection Account shall be paid over to the Co-Issuers except as provided in this Indenture.

Subject to Requirements of Law with respect to escheat of funds, and after such notice required with respect to Notes not surrendered for cancellation pursuant to Section 10.02(b) is given, any money held by the Paying Agent in trust for the payment of any amount due with respect to any Note remaining unclaimed for two years after such amount has become due and payable shall be discharged from such trust, and the Paying Agent shall give prompt notice of such occurrence to the Co-Issuers and shall release such money to the Co-Issuers on Issuer Order executed by each of the Co-Issuers; and the Holder of such Note shall thereafter, as an unsecured general creditor, look only to the Co-Issuers (and then only to the extent of the amounts so paid to the Co-Issuers) for payment thereof, and all liability of the Paying Agent with respect to such trust money shall thereupon cease; provided, however, that the Paying Agent, before being required to make any such repayment, shall at the direction of the Co-Issuers cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in The City of New York, notice that such money remains unclaimed and that, after a date specified therein, which date shall not be less than thirty (30) days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Co-Issuers.  The cost of any such notice or publication shall be paid out of funds in the Collection Account.  The Paying Agent shall also adopt and employ, at the expense of the Co-Issuers, to be paid out of funds in the Collection Account, any other reasonable means of notification of such repayment (including, but not limited to, mailing notice of such repayment to Holders whose Notes have been called but have not been surrendered for redemption or whose right to or interest in moneys due and payable but not claimed is determinable from the records of the Paying Agent, at the last address of record for each such Holder).

SECTION 3.04              Existence.

(a)                                 Subject to the following clause (b), (i) each of the Co-Issuers will keep in full effect its existence, rights and franchises as a limited liability company under the laws of the State of Delaware and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture, the Notes, the Trust Estate and each other related instrument or agreement included in the Trust Estate and (ii)  none of the Co-Issuers shall consolidate or merge with or into any other Person and shall not (except as provided herein) convey or transfer its properties and assets substantially as an entirety to any Person.  Each of the Loan Trustees will keep in full effect its existence, rights and franchises as a common law trust under the laws of the State of Delaware.  None of the Loan Trustees shall consolidate or merge with or into any other Person and shall not (except as provided herein) convey or transfer its properties and assets substantially as an entirety to any Person.

(b)                                 No Co-Issuer shall dissolve, liquidate, consolidate with or merge into any other corporation, limited liability company or other entity or convey, transfer or sell (other than conveyances hereunder) its properties and assets substantially as an entirety to any Person unless:

(i)                                     the entity formed by such consolidation or into which such Co-Issuer is merged or the Person which acquires by conveyance, transfer or sale the properties and assets of such Co-Issuer substantially as an entirety shall be, if such Co-Issuer is not the surviving entity, organized and existing under the laws of the state of Delaware, and shall be a special purpose corporation or other special purpose entity whose powers and activities are limited and, if such Co-Issuer is not the surviving entity, such entity or Person shall expressly assume, by a written agreement supplemental hereto, executed and delivered to the Servicer, the Co-Issuers and the Indenture Trustee, in form reasonably satisfactory to the Servicer, the Co-Issuers and the Indenture Trustee, the performance of every covenant and obligation of such Co-Issuer hereunder;

(ii)                                  such Co-Issuer or the surviving entity, as the case may be, has delivered to the Indenture Trustee (A) an Officer’s Certificate of such Co-Issuer or such entity stating that such consolidation, merger, conveyance, transfer or sale and such supplemental agreement complies with this Section 3.04 and that all conditions precedent herein provided for relating to such transaction have been complied with and (B) an Officer’s Certificate of such Co-Issuer or such entity and an Opinion of Counsel each stating that such supplemental agreement is a valid and binding obligation of such surviving entity enforceable against such surviving entity in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally from time to time in effect or general principles of equity; and

(iii)                               the Indenture Trustee and the Servicer shall have received an Officer’s Certificate of such Co-Issuer or such entity, as applicable, to the effect that in the reasonable belief of such Co-Issuer or such entity, such consolidation, merger, conveyance, transfer or sale will not have an Adverse Effect.

SECTION 3.05              Protection of Trust.

The Co-Issuers will from time to time take all actions, including without limitation preparing, or causing to be prepared, authorizing, executing and delivering all such supplements and amendments hereto and all such financing statements, amendments to financing statements, continuation statements, if any, instruments of further assurance and other instruments, necessary or advisable to:

(a)                                 grant more effectively all or any portion of the Trust Estate as security for the Notes;

(b)                                 maintain or perfect or preserve the lien and security interest (and the priority thereof) of this Indenture or to carry out more effectively the purposes hereof;

(c)                                  perfect, publish notice of, or protect the validity of any Grant made or to be made by this Indenture and the priority thereof; or

(d)                                 preserve and defend title to the Trust Estate and the rights therein of the Indenture Trustee and the Noteholders secured thereby against the claims of all Persons and parties.

The Co-Issuers and the Loan Trustees hereby designate the Indenture Trustee its agent and attorney-in-fact to execute any instrument required pursuant to this Section 3.05; provided, however, such appointment shall in no way be deemed to be an assumption of any of the duties or obligations of the Co-Issuers under this Section 3.05.  Financing statements filed pursuant to such appointment may describe the Trust Estate in the same manner as described herein or may describe the collateral subject thereto as “All of the Debtor’s personal property and other assets, whether now owned or existing or hereafter acquired or arising, together with all products and proceeds thereof, substitutions and replacements therefor, and additions and accessions thereto.”

The Co-Issuers shall pay or cause to be paid any taxes levied on all or any part of the Trust Estate from amounts available for such purpose pursuant to this Indenture.

SECTION 3.06              Opinions as to Trust Estate.

On or before March 31 of each calendar year, beginning in 2015, the Co-Issuers will furnish to the Indenture Trustee an Opinion of Counsel either stating that, (i) in the opinion of such counsel, such action has been taken with respect to the recording, filing, re-recording and refiling of this Indenture and any other requisite documents and with respect to the authorization, execution and filing of any financing statements and continuation statements as is necessary to maintain the lien and security interest created by this Indenture and reciting the details of such action or (ii) in the opinion of such counsel no such action is necessary to maintain such lien and security interest.  Such Opinion of Counsel will also describe the recording, filing, re-recording and refiling of this Indenture and any other requisite documents and the execution and filing of any financing statements and continuation statements that will, in the opinion of such counsel, be required to maintain the lien and security interest of this Indenture until March 31 of the following calendar year.

SECTION 3.07              Performance of Obligations; Servicing of Loans.

(a)                                 The Co-Issuers shall not take any action and shall use their best efforts not to permit any action to be taken by others that would release any Person from any of such Person’s material covenants or obligations under any instrument or agreement included in the Trust Estate or that would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any such instrument or agreement, except as expressly provided in this Indenture, the applicable Loan Purchase Agreements or such other instrument or agreement.

(b)                                 The Co-Issuers may contract with other Persons to assist it in performing their duties under this Indenture, and any performance of such duties by a Person identified to the Indenture Trustee, the Paying Agent and the Note Registrar in an Officer’s Certificate of the Co-Issuers shall satisfy the obligations of the Co-Issuers with respect thereto and shall be deemed to be an action taken by the Co-Issuers.

(c)                                  The Co-Issuers will punctually perform and observe all of its obligations and agreements contained in this Indenture, the other Transaction Documents and in the instruments and agreements relating to the Trust Estate, including but not limited to preparing, authorizing and filing or causing to be filed all UCC financing statements and amendments to financing statements required to be filed by the terms of this Indenture and the other Transaction Documents in accordance with and within the time periods provided for herein and therein.

(d)                                 If the Co-Issuers shall have knowledge of the occurrence of a Servicer Default under the Servicing Agreement, the Co-Issuers shall promptly notify the Indenture Trustee and shall specify in such notice the action, if any, being taken with respect to such default.  If a Servicer Default shall arise from the failure of the Servicer to perform any of its duties or obligations under the Servicing Agreement with respect to the Trust Estate, the Co-Issuers shall take all reasonable steps available to it or as may be directed by the Indenture Trustee (acting at the written direction of the Required Noteholders) to remedy such failure or to cause such failure to be remedied.

(e)                                  Each of the Co-Issuers shall deliver the Loan Schedule received by it pursuant to the applicable Loan Purchase Agreement on the Closing Date to the Indenture Trustee.

(f)                                   The Co-Issuers shall pay all Other Co-Issuer Obligations as and when the same shall become due and owing from funds available for such purpose pursuant to Section 8.06(a).

SECTION 3.08              Negative Covenants.

So long as any Notes are Outstanding, none of the Co-Issuers or any of the Loan Trustees shall:

(a)                                 sell, transfer, convey, exchange, pledge or otherwise dispose of any part of the Trust Estate except as expressly permitted by the Indenture;

(b)                                 claim any credit on, or make any deduction from, the principal and interest payable in respect of the Notes (other than amounts properly withheld from payments under Requirements of Law) or assert any claim against any present or former Noteholder by reason of the payment of any taxes levied or assessed upon any part of the Trust Estate;

(c)                                  (1) permit the validity or effectiveness of this Indenture to be impaired, or permit the lien of this Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations with respect to the Notes under this Indenture except as may be expressly permitted hereby, (2) permit any Lien, charge, excise, claim, security interest, mortgage or other encumbrance (other than the lien of this Indenture) to be created on or extend to or otherwise arise upon or burden the Trust Estate or any part thereof or any interest therein, except for Permitted Liens or (3) permit the lien of this Indenture not to constitute a valid first priority perfected security interest in the Trust Estate, subject only to Permitted Liens; or

(d)                                 voluntarily dissolve or liquidate in whole or in part.

SECTION 3.09              Statements as to Compliance.

The Co-Issuers will deliver to the Indenture Trustee, no later than April 30th of each year so long as any Note is Outstanding (commencing April 30, 2015), an Officer’s Certificate stating, as to the Authorized Officer signing such Officer’s Certificate, that:

(a)                                 a review of the activities of the Co-Issuers during the most recently ended fiscal year (or in the case of the fiscal year ending December 31, 2014, the period from the

Closing Date to December 31, 2014) and of performance under this Indenture has been made under such Authorized Officer’s supervision; and

(b)                                 to the best of such Authorized Officer’s knowledge, based on such review, the Co-Issuers have materially complied with all conditions and covenants under this Indenture throughout such year, or, if there has been a default in its compliance with any such condition or covenant, specifying each such default known to such Authorized Officer and the nature and status thereof.

SECTION 3.10              Co-Issuers’ Name, Location, etc.

(a)                                 The exact legal name of each Co-Issuer is, and at all times have been, the names that appears for it on the signature page hereto.

(b)                                 None of the Co-Issuers has used any trade or assumed names.

(c)                                  Each of the Co-Issuers is, and at all time has been, a “registered organization” (within the meaning of Article 9 of the UCC), organized solely under the laws of the State of Delaware.

(d)                                 None of the Co-Issuers will change its name, its type or jurisdiction of organization, or its organizational identification number unless it has given the Indenture Trustee at least thirty (30) days prior written notice of such change.

SECTION 3.11              Amendments.

Without derogating from the absolute nature of the assignment granted to the Indenture Trustee under this Indenture or the rights of the Indenture Trustee hereunder, each of the Co-Issuers and each of the Loan Trustees agree that it will not (i) terminate, amend, waive, supplement or otherwise modify any of, or consent to the assignment by any party of, the Transaction Documents to which it is a party, and (ii) to the extent that a Co-Issuer has the right to consent to any termination, waiver, amendment, supplement or other modification of, or any assignment by any party of, any Transaction Document to which it is not a party, give such consent, unless, in each case (a) either (x) such termination, amendment, waiver, supplement or other modification or such assignment, as applicable, would not materially adversely affect the Noteholders, conclusive evidence of which may be established by delivery of an Officer’s Certificate of the Servicer as to such determination or (y) the Required Noteholders have consented in writing thereto; and (b) the other requirements with respect to such termination, amendment, waiver, supplement or other modification, or such assignment, as applicable, contained in the Transaction Documents (including this Section 3.11) are satisfied.

Notwithstanding the foregoing, the Co-Issuers may amend, modify, waive, supplement or agree to any amendment, modification, supplement or waiver of the terms of this Indenture in accordance with Section 9.01 hereof without the consent of any Holders of Notes, but subject to any other conditions set forth in Section 9.01 hereof applicable thereto.

SECTION 3.12              No Borrowing.

The Co-Issuers shall not issue, incur, assume, guarantee or otherwise become liable, directly or indirectly, for any indebtedness except as expressly contemplated by the Transaction Documents and the Notes.

SECTION 3.13              Guarantees, Loans, Advances and Other Liabilities.

Except as expressly contemplated by the Loan Purchase Agreements or this Indenture and the other Transaction Documents, the Co-Issuers shall not make any loan or advance or credit to, or guarantee (directly or indirectly or by an instrument having the effect of assuring another’s payment or performance on any obligation or capability of so doing or otherwise), endorse or otherwise become contingently liable, directly or indirectly, in connection with the obligations, stocks or dividends of, or own, purchase, repurchase or acquire (or agree contingently to do so) any stock, obligations, assets or securities of, or any other interest in, or make any capital contribution to, any other Person other than another Co-Issuer.

SECTION 3.14              Tax Treatment.

(a)                                 The Co-Issuers have entered into this Indenture, and the Notes (to the extent and upon the date such Notes are issued for U.S. federal income tax purposes) will be issued, with the intention that, for federal, state and local income and franchise tax purposes, (i) the Notes qualify as indebtedness secured by the assets of the Co-Issuers and (ii) none of the Co-Issuers will be treated as an association, taxable mortgage pool or publicly traded partnership taxable as a corporation.  The Co-Issuers, by entering into this Indenture, and each Noteholder, by the acceptance of any such Note (and each beneficial owner of a Note, by its acceptance of an interest in the applicable Note), agree to treat such Notes for federal, state and local income and franchise tax purposes as indebtedness, and to file all federal, state and local income tax and information returns and reports required to be filed with respect to any of the Notes, under any federal, state or local tax statute, rule or regulation, consistently with indebtedness characterization. Each Holder of such Note agrees that it will cause any owner of a security entitlement to such Note acquiring an interest in a Note through it to comply with this Indenture as to treatment of indebtedness under applicable tax law, as described in this Section 3.14.  The parties hereto agree that they shall not cause or permit the making, as applicable, of any election under Treasury Regulation Section 301.7701-3 whereby the Co-Issuers or any portion thereof would be treated as a corporation for federal income tax purposes.  The provisions of this Indenture shall be construed in furtherance of the foregoing intended tax treatment.

(b)                                 Notwithstanding the preceding paragraph, if (a) any taxing authority asserts that any of the Notes are not properly classifiable as indebtedness for income tax purposes (“Recharacterized Notes”) and (b) any such assertion is successful, the Co-Issuers and the Noteholders agree that (i) the Holders of the Recharacterized Notes shall be treated for all income tax purposes as members of a partnership from the inception of the Co-Issuers and agree to file all tax returns and reports consistent with such treatment, (ii) payments on the Recharacterized Notes (other than principal payments) shall be treated as “guaranteed payments” under Section 707 of the Internal Revenue Code and (iii) all items of taxable income, gain, loss, deduction, or credit of the partnership for such taxable year and any separately allocable items thereof shall be allocated to the Sellers.  In the event it is determined that such payments on the Recharacterized Notes are not properly treated as “guaranteed payments” in accordance with clause (ii) of the preceding sentence, then, prior to the application of clause (iii) of the preceding sentence, items of gross income of the partnership for each taxable year of the partnership, in an amount corresponding to such aggregate distributions to the Holders of Recharacterized Notes made pursuant to the terms of the Indenture during such taxable year, shall be specially allocated to the Holders of the Recharacterized Notes pro rata in the proportion that the amount of such distributions received by each such Holder during such taxable year bears to the aggregate amount of such distributions received by all Holders of Recharacterized Notes pursuant to the terms of the Indenture during such taxable year, provided, that to the extent that such distributions to the Holders of Recharacterized Notes pursuant to the terms of the Indenture during any taxable year exceed the gross income of the partnership during such taxable year, the amount of such excess shall be specially allocated to such Holders in accordance with the preceding provisions of this Section 3.14(b) in any subsequent taxable year or years of the partnership to the extent of the gross income of the partnership in such subsequent taxable year or years.  The foregoing provisions of this Section 3.14(b) are intended to comply with the requirements of Section 704 of the Internal Revenue Code and the Treasury Regulations promulgated thereunder, including, without limitation, the “qualified income offset” requirement of Treasury Regulation Section 1.704-1(b)(2)(ii)(d) and the partner minimum gain chargeback provisions of Treasury Regulation Section 1.704-2, and shall be interpreted and applied in a manner consistent therewith.

(c)                                  With respect to any outstanding Class A, Class B, Class C, Class D and Class E Notes retained by the Co-Issuers or conveyed to the Sellers and sold to an unrelated purchaser at a later time (a “Later-Sold Note”), such sale will not be effective unless (A) the Co-Issuers receive a Tax Opinion with respect to such sale and (B) either (i) such Later-Sold Note has a CUSIP number that is different than that of any other Notes outstanding immediately prior to such sale, or (ii) the Co-Issuers receive an Opinion of Counsel that, for U.S. federal income tax purposes, such Later-Sold Note (1) has the same issue price and issue date as any outstanding Notes that have the same CUSIP number as the Later-Sold Note and (2) are not subject to materially different tax treatment than any outstanding Notes that have the same CUSIP number as the Later-Sold Note.  In addition, with respect to the sale of a Later-Sold Note that is a Class A, Class B or Class C Note, such sale will not be effective unless the Co-Issuers receive an Opinion of Counsel that such Class A, Class B or Class C Note will be characterized as indebtedness for U.S. federal income tax purposes, and with respect to the sale of a Later-Sold Note that is a Class D Note, such sale will not be effective unless the Co-Issuers receive an Opinion of Counsel that such Class D Note should be characterized as indebtedness for U.S. federal income tax purposes.  Finally, to the extent that the Later-Sold Note is a Class D Note or a Class E Note, such sale will not be effective unless the requirements of Section 2.05 are satisfied prior to such sale.

SECTION 3.15              Notice of Events of Default.

The Co-Issuers agree to give the Indenture Trustee, the Paying Agent and each Noteholder prompt written notice of each Event of Default and any breach in any material respect by any Seller or Seller Loan Trustee of its obligations under any Loan Purchase Agreement.

The Co-Issuers shall deliver to the Indenture Trustee and the Paying Agent written notice of any Insolvency Event with respect to any Co-Issuer, within five (5) days after the occurrence thereof.

SECTION 3.16              No Other Business.

None of the Co-Issuers shall engage in any business other than the transactions contemplated by the Transaction Documents and all activities incidental thereto, including, without limitation, payment of Other Co-Issuer Obligations.

SECTION 3.17              Further Instruments and Acts.

Upon written request of the Indenture Trustee, the Co-Issuers and each of the Loan Trustees will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Indenture.

SECTION 3.18              Maintenance of Separate Existence.

Each Co-Issuer shall comply with the covenants set forth in Section 9(j) of such Co-Issuer’s Co-Issuer LLC Agreement.

SECTION 3.19              Perfection Representations, Warranties and Covenants.

The perfection representations and warranties attached hereto as Schedule II shall be deemed to be part of this Indenture for all purposes.

SECTION 3.20              Other Representations of the Co-Issuers and the Loan Trustees.

On the Closing Date, each of the Co-Issuers and each of the Loan Trustees make the following representations and warranties for the benefit of the Noteholders:

(a)                                 Binding Obligation.  The Transaction Documents to which any of the Co-Issuers or any of the Loan Trustees, as applicable, is a party or by which it is bound constitutes the legal, valid and binding obligation of the Co-Issuers or of the Loan Trustees, as applicable, enforceable against the Co-Issuers or the Loan Trustees, as applicable, in accordance with its respective terms, except as such enforceability may be limited by Debtor Relief Laws and general principals of equity (whether considered in a suit at law or in equity).

(b)                                 No Violation. The consummation of the transactions contemplated by the Transaction Documents to which any of the Co-Issuers or any of the Loan Trustees, as applicable, is a party or by which it is bound and the fulfillments of the terms hereof and thereof will not (i) conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, the Certificate of Formation or

LLC Agreement of any of the Co-Issuers, or any of the Loan Trustee Trust Agreements, as applicable, or any other agreement or document to which any of the Co-Issuers or any of the Loan Trustees is a party or by which it or any of its property is bound or is subject or (ii) violate any Requirements of Law applicable to any of the Co-Issuers or to or any of the Loan Trustees.

(c)                                  No Proceedings.  There is no litigation, proceeding or investigation pending before any Governmental Authority or, to the best knowledge of any of the Co-Issuers or any of the Loan Trustees, threatened against any of the Co-Issuers or any of the Loan Trustees, (i) asserting the invalidity of any Transaction Document to which any of the Co-Issuers or any of the Loan Trustees is a party or by which it is bound, (ii) seeking to prevent the consummation of any of the transactions contemplated by such Transaction Documents or (iii) seeking any determination or ruling that could reasonably be expected to have an Adverse Effect.

SECTION 3.21              Compliance with Laws.

The Co-Issuers shall comply with any Requirements of Law applicable to the Co-Issuers, the non-compliance with which would, individually or in the aggregate, materially adversely affect the ability of the Co-Issuers to perform its obligations under the Notes, this Indenture or the Loan Purchase Agreements.

ARTICLE IV
Satisfaction and Discharge

SECTION 4.01              Satisfaction and Discharge of this Indenture.

This Indenture shall cease to be of further effect except as to (a) rights of registration of transfer and exchange, (b) substitution of mutilated, destroyed, lost or stolen Notes, (c) the rights of Noteholders to receive payments of principal thereof and interest thereon, (d) Sections 3.03, 3.08 and 3.09, (e) the rights and immunities of the Indenture Trustee, the Note Registrar and the Paying Agent hereunder, including the rights under Section 6.07, and the obligations of the Paying Agent under Section 4.02, and (f) the rights of such Noteholders as beneficiaries hereof with respect to the property so deposited with the Paying Agent and payable to all or any of them, and the Paying Agent, on demand of and at the expense of the Co-Issuers, to be paid out of funds in the Collection Account, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture when:

(i)                                     either:

(A)                               all Notes theretofore authenticated and delivered (other than (1) any Notes which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 2.05, and (2) any Notes for whose full payment money is held in trust by the Paying Agent and thereafter released to the Co-Issuers or discharged from such trust, as provided in Section 3.03) have been delivered to the Note Registrar for cancellation; or

(B)                               all Notes not theretofore delivered to the Note Registrar for cancellation:

(I)                                   have become due and payable; or

(II)                              are to be called for redemption within one year under arrangements satisfactory to the Note Registrar for the giving of notice of redemption by the Indenture Trustee in the name, and at the expense, of the Co-Issuers, to be paid out of funds in the Collection Account;

and the Co-Issuers, in the case of (I) or (II) above, have irrevocably deposited or caused to be irrevocably deposited with the Paying Agent cash or direct obligations of or obligations guaranteed by the United States of America (which will mature prior to the date such amounts are payable), in trust for such purpose, in an amount sufficient to pay and discharge the entire indebtedness on such Notes (to the extent not theretofore delivered to the Note Registrar for cancellation) in accordance with Section 8.06 hereof when due and payable or on the applicable final Payment Date (if Notes shall have been called for redemption pursuant to Section 8.07), as the case may be;

(ii)                                  the Co-Issuers have paid or caused to be paid all other sums payable hereunder by the Co-Issuers with respect to the Notes and with respect to the Indenture Trustee, the Paying Agent and the Note Registrar; and

(iii)                               the Co-Issuers have delivered to the Indenture Trustee, the Paying Agent and the Note Registrar an Officer’s Certificate of the Co-Issuers and of the Administrator and an Opinion of Counsel, each meeting the applicable requirements of Section 11.01(a) and each stating that all conditions precedent herein relating to the satisfaction and discharge of this Indenture have been complied with.

SECTION 4.02              Application of Trust Money.

All monies deposited with the Paying Agent pursuant to Section 4.01 hereof shall be held in trust and applied by it, in accordance with the provisions of the Notes and this Indenture, to make payments to the Noteholders for the payment in respect of which such monies have been deposited with the Paying Agent, of all sums due and to become due thereon for principal and interest; but such monies need not be segregated from other funds except to the extent required herein or required by law.

ARTICLE V
Defaults and Remedies

SECTION 5.01              Reserved.

SECTION 5.02              Events of Default.

An “Event of Default” means any one of the following events:

(a)                                 an Insolvency Event with respect to any of the Co-Issuers shall have occurred; or

(b)                                 the Indenture Trustee shall cease to have a first-priority perfected security interest in all or material portion of the Trust Estate; or

(c)                                  any of the Co-Issuers shall have become subject to regulation by the SEC as an “investment company” under the Investment Company Act; or

(d)                                 any of the Co-Issuers shall become taxable as an association, a taxable mortgage pool or a publicly traded partnership taxable as a corporation under the Internal Revenue Code;

(e)                                  a default in the payment of any interest on any Class A Note and such default shall continue for a period of five (5) Business Days; or

(f)                                   a failure to pay the principal of all Outstanding Notes of any Class, together with all accrued and unpaid interest thereon, in full on the Stated Maturity Date for such Class; or

(g)                                  either (x) a failure on the part of any of the Co-Issuers or on the part of any of the Loan Trustees duly to observe or perform any other covenants or agreements of the Co-Issuers or of the Loan Trustees, as applicable, set forth in this Indenture, or (y) a failure on the part of any of the Sellers duly to observe or perform any covenants or agreements of such Seller in respect of the repurchase of any Loan set forth in the related Loan Purchase Agreement, which failure has a material adverse effect on the interests of the Noteholders (as determined by the Required Noteholders) and which continues unremedied for a period of sixty (60) days after the earlier of (i) the date on which any of the Co-Issuers, Sellers or Indenture Trustee has actual knowledge of such failure and (ii) the date on which notice of such failure, requiring the same to be remedied, shall have been given by registered or certified mail to the Co-Issuers, the Loan Trustees or the Sellers, as applicable, by the Indenture Trustee, or to the Co-Issuers, the Loan Trustees or the Sellers, as applicable, and the Indenture Trustee by the Required Noteholders; or

(h)                                 either (x) any representation, warranty or certification made by any of the Co-Issuers or by any of the Loan Trustees in this Indenture or in any certificate delivered pursuant to this Indenture shall prove to have been inaccurate when made or deemed made or (y) any representation, warranty or certification made by any of the Sellers with respect to any Loan in the related Loan Purchase Agreement or in any certificate delivered pursuant to such Loan Purchase Agreement shall prove to have been inaccurate when made or deemed made and, in either case, such inaccuracy has a material adverse effect on the Noteholders (as determined by the Required Noteholders) and which continues unremedied for a period of thirty (30) days after the earlier of (i) the date on which any of the Co-Issuers, Sellers or Indenture Trustee has actual knowledge of such incorrect representation or warranty and (ii) the date on which a notice specifying such incorrect representation or warranty and requiring the same to be remedied, shall have been given by registered or certified mail to the Co-Issuers, the Loan Trustees or the

Sellers, as applicable, by the Indenture Trustee, or to the Co-Issuers, the Loan Trustees or the Sellers, as applicable, and the Indenture Trustee by the Required Noteholders; it being understood that any repurchase of a Loan by the applicable Seller and Seller Loan Trustee pursuant to a Loan Purchase Agreement shall be deemed to remedy any incorrect representation or warranty with respect to such Loan; or

(i)                                     the Internal Revenue Service shall file notice of a lien pursuant to Section 430 or Section 6321 of the Internal Revenue Code with regard to any Co-Issuer and such lien shall not have been released within thirty (30) days;

provided, however, that a failure of performance under any of clauses (e), (f), (g) or (h) above for a period of fifteen (15) days (beyond any cure periods provided for therein) shall not constitute an Event of Default if such failure could not be prevented by the exercise of reasonable diligence by the Co-Issuers or the Indenture Trustee and such failure was caused by a Force Majeure Event.  For the avoidance of doubt, an Event of Default shall occur in the event that such failure of performance has not been cured as of the expiration of such fifteen (15) day period.

SECTION 5.03              Acceleration of Maturity; Rescission and Annulment.

(a)                                 If an Event of Default described in clauses (b) through (i) of Section 5.02 shall have occurred and be continuing, then in every such case the Indenture Trustee, at the written direction of the Required Noteholders, shall declare all the Notes to be immediately due and payable, by a notice in writing to the Co-Issuers, and upon any such declaration the unpaid principal amount of the Notes, together with accrued or accreted and unpaid interest thereon through the date of acceleration, shall become immediately due and payable.

(b)                                 If an Event of Default described in clause (a) of Section 5.02 shall have occurred and be continuing, then the unpaid principal of all Notes, together with the accrued or accreted and unpaid interest thereon through the date of acceleration, shall automatically become, and shall be considered to be declared, due and payable.

(c)                                  At any time after such declaration of acceleration of maturity has been made and before a judgment or decree for payment of the money due has been obtained by the Indenture Trustee as hereinafter in this Article V provided, the Required Noteholders, by written notice to the Co-Issuers and the Indenture Trustee, may rescind and annul such declaration and its consequences if:

(i)                                     the Co-Issuers have paid or deposited with the Paying Agent a sum sufficient to pay:

(A)                               all payments of principal of and interest on the Notes and all other amounts that would then be due hereunder or upon the Notes if the Event of Default giving rise to such acceleration had not occurred; and

(B)                               all sums paid or advanced by the Indenture Trustee, Paying Agent and Note Registrar hereunder and the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee, Paying Agent and Note Registrar and their agents and outside counsel; and

(ii)                                  all Events of Default, other than the nonpayment of the principal of the Notes that has become due solely by such acceleration, have been cured or waived as provided in Section 5.13.

No such rescission shall affect any subsequent default or impair any right consequent to it.

SECTION 5.04              Collection of Indebtedness and Suits for Enforcement by Indenture Trustee.

(a)                                 Each of the Co-Issuers covenants that if (i) default is made in the payment of any interest on any Note when the same becomes due and payable, and such default continues for a period of five (5) Business Days following the date on which it became due and payable or (ii) default is made in the payment of principal of any Note, if and to the extent not previously paid when the same becomes due and payable, the Co-Issuer will, upon demand of the Indenture Trustee, immediately pay to the Paying Agent for the benefit of the Noteholders the whole amount then due and payable on such Notes for principal and interest, with interest upon the overdue principal and, to the extent that payments of such interest shall be legally enforceable, upon overdue installments of interest at the applicable Interest Rate and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee, the Paying Agent and the Note Registrar, their agents and outside counsel.

(b)                                 If a Co-Issuer fails to pay such amounts forthwith upon such demand, the Indenture Trustee, in its own name and as trustee of an express trust, may institute a Proceeding for the collection of the sums so due and unpaid, and may prosecute such Proceeding to judgment or final decree, and may enforce the same against the Co-Issuers or other obligor upon such Notes and collect in the manner provided by law out of the Trust Estate or the property of another obligor on the Notes, wherever situated, the monies adjudged or decreed to be payable in the manner provided by law.

(c)                                  If an Event of Default occurs and is continuing, the Indenture Trustee may, subject to the provisions of Section 5.03, Section 5.05, Section 5.12, Section 6.01 and Section 6.03, proceed to protect and enforce its rights and the rights of the Noteholders under this Indenture by such appropriate Proceedings as the Indenture Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement contained in this Indenture or in aid of the exercise of any power granted in this Indenture, or to enforce any other proper remedy or legal or equitable right vested in the Indenture Trustee by this Indenture or by law.

(d)                                 In case there shall be pending, relative to any of the Co-Issuers or any other obligor upon the Notes or any Person having or claiming an ownership interest in the related Trust Estate, Proceedings under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or other similar law, now or hereafter in effect or in case a receiver, conservator, assignee, trustee in bankruptcy, liquidator, sequestrator, custodian or other similar official shall have been appointed for or taken possession of any of the Co-Issuers or its property or such other obligor or Person, or in case of any other comparable judicial Proceedings relative to any of the Co-Issuers or the creditors or property of any of the

Co-Issuers or such other obligor or Person, the Indenture Trustee, regardless whether the principal of any Notes shall then be due and payable as therein expressed or by declaration or otherwise and regardless whether the Indenture Trustee shall have made any demand pursuant to the provisions of this Section 5.04, shall be entitled and empowered, by intervention in such Proceedings or otherwise:

(i)                                     to file one or more claims for the whole amount of principal and interest owing and unpaid in respect of the Notes, and to file such other papers or documents and take such actions as may be necessary or advisable in order to have the claims of the Indenture Trustee (including any claim for reasonable compensation to the Indenture Trustee and each predecessor Indenture Trustee, and their respective agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee pursuant to this Indenture, except as a result of negligence or bad faith) and of the Noteholders allowed;

(ii)                                  unless prohibited by Requirements of Law, to vote on behalf of the Noteholders, in any election of a trustee or a standby trustee in bankruptcy or a Person performing similar functions; and

(iii)                               to collect and receive any monies or other property payable or deliverable on any such claims, and to distribute all amounts received with respect to the claims of the Noteholders and of the Indenture Trustee on their behalf;

and any trustee, receiver or liquidator, custodian or other similar official in any such Proceeding is hereby authorized by each of such Noteholders to make payments to the Indenture Trustee, and, in the event that the Indenture Trustee shall consent to the making of payments directly to such Noteholders, to pay to the Indenture Trustee such amounts as shall be sufficient to cover reasonable compensation to the Indenture Trustee, each predecessor Indenture Trustee and their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee pursuant to this Indenture except as a result of negligence or bad faith.

(e)                                  Nothing herein contained shall be deemed to authorize the Indenture Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Noteholder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Noteholder, or to authorize the Indenture Trustee to vote in respect of the claim of any Noteholder in any such proceeding except, as provided in (d)(ii) above, to vote for the election of a trustee in bankruptcy or similar Person.

(f)                                   All rights of action and of asserting claims under this Indenture, or under any of the Notes, may be enforced by the Indenture Trustee without the possession of any of the Notes or the production thereof in any trial or other Proceedings relative thereto, and any such action or Proceedings instituted by the Indenture Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements and compensation of the Indenture Trustee, each predecessor Indenture Trustee and their respective agents and attorneys, shall be for the benefit of the Holders of the Notes as provided herein.

(g)                                  In any Proceedings brought by the Indenture Trustee (except with respect to any Proceedings involving the interpretation of any provision of this Indenture to which the Indenture Trustee shall be a party), the Indenture Trustee shall be held to represent all the Noteholders, and it shall not be necessary to make any such Noteholder party to any such Proceedings.

SECTION 5.05              Remedies; Priorities.

(a)                                 If an Event of Default shall have occurred and be continuing, and the Notes have been accelerated under Section 5.03, the Indenture Trustee shall, upon the written direction of the Required Noteholders (subject to Section 5.06), do one or more of the following:

(i)                                     institute Proceedings in its own name and as trustee of an express trust for the collection of all amounts then payable on the Notes or under this Indenture with respect thereto, whether by declaration of acceleration or otherwise, enforce any judgment obtained, and collect from the Co-Issuers the Trust Estate and from any other obligor upon such Notes monies adjudged due;

(ii)                                  sell, on a servicing released basis, Loans and the Purchased Assets related thereto, as shall constitute a part of the related Trust Estate (or rights or interest therein), at one or more public or private sales called and conducted in any manner permitted by law;

(iii)                               direct the Co-Issuers to exercise rights, remedies, powers, privileges or claims under the Loan Purchase Agreements and the Performance Support Agreement pursuant to Section 5.18 hereof; and

(iv)                              take any other appropriate action to protect and enforce the rights and remedies of the Indenture Trustee or the Noteholders hereunder;

provided, however, that the Indenture Trustee may not exercise the remedy in subparagraph (ii) above or otherwise sell or liquidate the Trust Estate substantially as a whole (in one or more sales), or institute Proceedings in furtherance thereof, unless (A) the Holders of 100% of the aggregate unpaid principal amount of the Outstanding Notes direct such remedy, (B) the Indenture Trustee determines that the anticipated proceeds of such sale distributable to the Noteholders are sufficient to discharge in full all amounts then due and unpaid upon the Notes for principal and interest (after giving effect to the payment of any amounts that are senior in priority to such principal and interest) or (C) the Indenture Trustee determines (based on the information provided to it by the Servicer) that the Trust Estate may not continue to provide sufficient funds for the payment of principal of and interest on the Notes as they would have become due if the Notes had not been declared due and payable, and the Indenture Trustee is directed to take such remedy by the Holders of not less than 66 2/3% of the aggregate unpaid principal amount of the Outstanding Notes.  In determining such sufficiency or insufficiency with respect to clauses (B) and (C), the Indenture Trustee may, but need not, obtain and rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Trust Estate for such purpose.  The cost of such opinion shall be reimbursed to the Indenture Trustee from amounts held in the Collection Account in accordance with Section 8.06.

The remedies provided in this Section 5.05(a) are the exclusive remedies provided to the Noteholders with respect to the Trust Estate and each of the Noteholders (by their acceptance of their respective interests in the Notes) and the Indenture Trustee hereby expressly waive any other remedy that might have been available under the applicable UCC.

(b)                                 If the Indenture Trustee collects any money or property pursuant to this Article V following the acceleration of the maturities of the Notes pursuant to Section 5.03 (so long as such declaration shall not have been rescinded or annulled), it shall pay out the money or property in accordance with Section 8.06 hereof or, in the case of an acceleration as a result of an Event of Default described in clause (a) of Section 5.02, as may otherwise be directed by a court of competent jurisdiction.

(c)                                  Following the sale of the Trust Estate and the application of the proceeds of such sale and other amounts, if any, then held in the Collection Account in accordance with Section 8.06 hereof, any and all amounts remaining due on the Notes and all other Obligations shall be extinguished and shall not revive, the Notes shall be cancelled, and the Notes shall no longer be Outstanding.

(d)                                 The Indenture Trustee may fix a record date and Payment Date for any payment to Noteholders pursuant to this Section.  At least fifteen (15) days before such record date, the Indenture Trustee shall mail to each Noteholder and the Co-Issuers a notice that states the record date, the Payment Date and the amount to be paid.

SECTION 5.06              Optional Preservation of the Trust Estate.

Subject to Section 5.05(a), if the Notes have been declared to be due and payable under Section 5.03 following an Event of Default and such declaration and its consequences have not been rescinded and annulled, and the Indenture Trustee has not received directions from the Noteholders to the contrary under Section 5.12, the Indenture Trustee may, but need not, elect to maintain possession of the Trust Estate.  It is the desire of the parties hereto and the Noteholders that there be at all times sufficient funds for the payment of principal of and interest on the Notes, and the Indenture Trustee shall take such desire into account when determining whether or not to maintain possession of the Trust Estate.  In determining whether to maintain possession of the Trust Estate, the Indenture Trustee may, but need not, obtain and rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of any proposed action and as to the sufficiency of the Trust Estate for such purpose.  The cost of such opinion shall be reimbursed to the Indenture Trustee from amounts held in the Collection Account pursuant to Section 8.06 hereof.

SECTION 5.07              Limitation on Suits.

No Noteholder shall have any right to institute any Proceedings, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

(a)                                 the Holders of not less than 10% of the aggregate unpaid principal amount of all Outstanding Notes have made written request to the Indenture Trustee to institute such Proceeding in its own name as Indenture Trustee under this Indenture;

(b)                                 such Noteholder or Noteholders has previously given written notice to the Indenture Trustee of a continuing Event of Default;

(c)                                  such Noteholder or Noteholders has offered to the Indenture Trustee indemnity reasonably satisfactory to it against the costs, expenses and liabilities to be incurred in compliance with such request;

(d)                                 the Indenture Trustee for sixty (60) days after its receipt of such notice, request and offer of indemnity has failed to institute any such Proceeding; and

(e)                                  no direction inconsistent with such written request has been given to the Indenture Trustee during such sixty-day period Holders of a majority of the aggregate unpaid principal amount of all Outstanding Notes;

it being understood and intended that no one or more Noteholders shall have any right in any manner whatsoever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Noteholders or to obtain or to seek to obtain priority or preference over any other Noteholders or to enforce any right under this Indenture, except in the manner herein provided.

In the event the Indenture Trustee shall receive conflicting or inconsistent requests and indemnity from two (2) or more groups of Noteholders, each representing less than a majority of the aggregate unpaid principal amount of all Outstanding Notes of the Notes, the Indenture Trustee shall act at the direction of the group representing a greater percentage of the aggregate unpaid principal amount of all Outstanding Notes, or if both groups are equal, the Indenture Trustee in its sole discretion may determine what action, if any, shall be taken, notwithstanding any other provisions of this Indenture.

SECTION 5.08              Unconditional Rights of Noteholders to Receive Principal and Interest.

Notwithstanding any other provisions in this Indenture, the Holder of any Note will have the right, which is absolute and unconditional, to receive payment of the principal of and interest on such Note on the Stated Maturity Date (and such principal shall be due and payable on such Stated Maturity Date) expressed in such Note and to institute suit for the enforcement of any such payment, and such right will not be impaired without the consent of such Holder; provided, however, that notwithstanding any other provision of this Indenture to the contrary, the obligation to pay principal of or interest on the Notes or any other amount payable to any Noteholder will be without recourse to the Co-Issuers (except to the Trust Estate), the Indenture Trustee, the Servicer or any Affiliate, officer, employee or director of any of them, and the obligation of the Co-Issuers to pay principal of or interest on the Notes or any other amount payable to any Noteholder will be subject to Article VIII.

SECTION 5.09              Restoration of Rights and Remedies.

If the Indenture Trustee or any Noteholder has instituted any Proceeding to enforce any right or remedy under this Indenture and such Proceeding has been discontinued or abandoned, or has been determined adversely to the Indenture Trustee or such Noteholder, then and in every such case the Co-Issuers, the Indenture Trustee or such Noteholder shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Indenture Trustee and the Noteholders shall continue as though no such Proceeding had been instituted.

SECTION 5.10              Rights and Remedies Cumulative.

Except as provided in Section 5.05, no right, remedy, power or privilege herein conferred upon or reserved to the Indenture Trustee or the Noteholders is intended to be exclusive of any other right, remedy, power or privilege, and every right, remedy, power or privilege shall, to the extent permitted by law, be cumulative.  The assertion or exercise of any right or remedy shall not preclude any other further assertion or the exercise of any other appropriate right or remedy.

SECTION 5.11              Delay or Omission Not Waiver.

No failure to exercise and no delay in exercising, on the part of the Indenture Trustee or of any Noteholder or other Person, any right or remedy occurring hereunder upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein.  Every right and remedy given by this Article V may be exercised from time to time, and as often as may be deemed expedient, by the Indenture Trustee or by the Noteholders, as the case may be.

SECTION 5.12              Control by Noteholders.

The Holders of a majority of the aggregate unpaid principal amount of all Outstanding Notes, if an Event of Default has occurred and is continuing, shall have the right to direct the time, method and place of conducting any Proceeding for any right or remedy available to the Indenture Trustee with respect to the Notes or exercising any trust or power conferred on the Indenture Trustee with respect to the Notes; provided, however, that, subject to Section 6.01 and Section 6.03(d):

(a)                                 the Indenture Trustee shall have the right to decline any such direction if the Indenture Trustee, after being advised by counsel, determines that the action so directed is in conflict with any applicable Requirements of Law or with this Indenture; and

(b)                                 the Indenture Trustee shall have the right to decline any such direction with respect to such Proceeding if the Indenture Trustee in good faith shall determine that the Proceedings so directed would be illegal or involve the Indenture Trustee in liability for which it has not been indemnified in accordance with Article VI or be unjustly prejudicial to the Noteholders not parties to such direction.

SECTION 5.13              Waiver of Past Defaults.

The Required Noteholders may, on behalf of all Noteholders, waive in writing any past default with respect to the Notes and its consequences (including an Event of Default), except that:

(a)                                 a default in the payment of the principal or interest in respect of any Note cannot be waived without the consent of each Noteholder of each Outstanding Note affected thereby;

(b)                                 a default as a result of an Insolvency Event with respect to any of the Co-Issuers or the Sellers cannot be waived without the consent of each Noteholder;

(c)                                  a default in respect of a covenant or provision hereof that under Section 9.02 hereof cannot be modified or amended without the consent of the Noteholder of each Outstanding Note or each Noteholder of each Outstanding Note affected thereby cannot be waived without the consent of each such Noteholder.

Upon any such written waiver, such default, and any Event of Default arising therefrom, shall cease to exist and shall be deemed to have been cured for every purpose of this Indenture; provided, that no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon.

SECTION 5.14              Undertaking for Costs.

All parties to this Indenture agree, and each Noteholder by its acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Indenture Trustee for any action taken, suffered or omitted by it as Indenture Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys’ fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; provided, that the provisions of this Section shall not apply to (a) any suit instituted by the Indenture Trustee, (b) any suit instituted by any Noteholder, or group of Noteholders (in compliance with Section 5.07), in each case holding in the aggregate more than 10% of the aggregate unpaid principal amount of all Outstanding Notes, or (c) any suit instituted by any Noteholder for the enforcement of the payment of the principal of or interest on any Note on or after the date on which any of such amounts was due pursuant to the terms of such Note (or, in the case of redemption, on or after the applicable Redemption Date).

SECTION 5.15              Waiver of Stay or Extension Laws.

Each of the Co-Issuers covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may adversely affect the covenants or the performance of this Indenture; and each Co-Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Indenture Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

SECTION 5.16              Action on Notes.

The Indenture Trustee’s right to seek and recover judgment on the Notes or under the Indenture shall not be affected by the seeking or obtaining of or application for any other relief under or with respect to the Indenture.  Neither the lien of the Indenture nor any rights or remedies of the Indenture Trustee or the Noteholders shall be impaired by the recovery of any judgment by the Indenture Trustee against the Co-Issuers or by the levy of any execution under such judgment upon any portion of the Trust Estate or upon any of the assets of the Co-Issuers.  Any money or property collected by the Indenture Trustee shall be applied as specified in Section 5.03.

SECTION 5.17              Sale of Loans.

(a)                                 If all or a portion of the Loans and the Purchased Assets related thereto are to be sold under the terms of Section 5.05(a)(ii), the Indenture Trustee, or its agents, shall, unless another method of sale is directed in writing by the Required Noteholders, use its commercially reasonable efforts to sell, dispose or otherwise liquidate all or a portion of the Loans and such related Purchased Assets by the solicitation of competitive bids.  The Indenture Trustee may from time to time postpone any sale by public announcement made at the time and place of such sale.  The Indenture Trustee hereby expressly waives its right to any amount fixed by law as compensation for any sale.

(b)                                 The Indenture Trustee is hereby irrevocably appointed the agent and attorney-in-fact of the Co-Issuers in connection with any sale of Loans and the Purchased Assets related thereto pursuant to Section 5.05(a)(ii).  No purchaser or transferee at any such sale shall be bound to ascertain the Indenture Trustee’s authority, inquire into the satisfaction of any conditions precedent or see to the application of any monies.

(c)                                  If all or a portion of the Loans and the Purchased Assets related thereto are to be sold under the terms of Section 5.05(a)(ii), the Indenture Trustee shall solicit bids for such Loans from Permitted Assignees (identified in writing by the Servicer).  The Indenture Trustee shall sell such Loans and such related Purchased Assets to the bidder with the highest cash purchase offer.  The proceeds of any such sale shall be applied in accordance with Section 5.05(b).  In connection with any such sale of Loans and the Purchased Assets related thereto, the Indenture Trustee may contract with agents to assist in such sales, the cost of which and the other costs of such sale shall be paid from the proceeds of any such sale.

(d)                                 At any sale of all or a portion of the Loans and the Purchased Assets related thereto under Section 5.05(a)(ii), the Indenture Trustee or the Noteholders may bid for and purchase the property offered for sale and, upon compliance with the terms of sale, may hold, retain and dispose of such property without further accountability therefor.

(e)                                  Upon completion of any sale under Section 5.05(a)(ii), the Co-Issuers will deliver or cause to be delivered all of the property sold to the purchaser or purchasers at such sale on the date of sale, or within a reasonable time thereafter if it shall be impractical to make immediate delivery, but in any event full title and right of possession to such property shall pass to such purchaser or purchasers forthwith upon the completion of such sale.  If so requested by the Indenture Trustee or by any purchaser, the Co-Issuers shall confirm any such sale or transfer by executing and delivering to such purchaser all proper instruments of conveyance and transfer and release as may be designated in any such request.

SECTION 5.18              Performance and Enforcement of Certain Obligations. If an Event of Default has occurred and is continuing, the Indenture Trustee shall, at the written direction of the Required Noteholders, direct the Co-Issuers to exercise all rights, remedies, powers, privileges and claims the Co-Issuers may have against the Sellers, the Seller Loan Trustees, the Performance Support Provider and the Servicer under or in connection with the Loan Purchase Agreements, the Servicing Agreement and the Performance Support Agreement, as applicable, including the right or power to take any action to compel or secure performance or observance by the Servicer, the Performance Support Provider, the Sellers or the Seller Loan Trustees of their respective obligations thereunder.

ARTICLE VI
The Indenture Trustee, Paying Agent and Note Registrar

SECTION 6.01              Duties of the Indenture Trustee.

(a)                                 If an Event of Default or Servicer Default has occurred and is continuing and a Responsible Officer shall have actual knowledge or written notice of such Event of Default or Servicer Default, the Indenture Trustee shall, prior to the receipt of directions, if any, from the Required Noteholders, exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person’s own affairs.

(b)                                 At all times (except during the continuation of an Event of Default or Servicer Default):  (i) the Indenture Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied duties or covenants by the Indenture Trustee shall be read into this Indenture; and (ii) in the absence of bad faith or negligence on its part, the Indenture Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Indenture Trustee and conforming to the requirements of this Indenture; provided, however, that the Indenture Trustee, upon receipt of any resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Indenture Trustee which are specifically required to be furnished pursuant to any provision of this Indenture, shall examine them to determine whether they conform to the requirements of this Indenture (but need not confirm or investigate the accuracy of mathematical calculations or other facts stated therein).  If any such instrument is found not to conform in any material respect to the requirements of this Indenture, the Indenture Trustee shall notify the Noteholders in the event that the Indenture Trustee, after so requesting, does not receive a satisfactorily corrected instrument.

(c)                                  No provision of this Indenture shall be construed to relieve the Indenture Trustee from liability for its own negligent action, its own negligent failure to act, or its own fraud, bad faith or willful misconduct; provided, however, that:

(i)                                     this paragraph (c) shall not be construed to limit the effect of paragraphs (a) or (b) of this Section 6.01;

(ii)                                  the Indenture Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proven in a court of competent jurisdiction that the Indenture Trustee was negligent in ascertaining the pertinent facts;

(iii)                               the Indenture Trustee shall not be liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with this Indenture and/or the direction of the Required Noteholders as to the time, method and place of conducting any proceeding for any remedy available to the Indenture Trustee or for exercising any trust or power conferred upon the Indenture Trustee under this Indenture;

(iv)                              the Indenture Trustee shall not be deemed to have notice or knowledge of any Event of Default or any other default unless a Responsible Officer of the Indenture Trustee has actual knowledge or shall have received written notice thereof.  In the absence of such actual knowledge or receipt of such notice, the Indenture Trustee may conclusively assume that none of such events have occurred and the Indenture Trustee shall not have any obligation or duty to determine whether any Event of Default or any other default has occurred; and

(v)                                 the Indenture Trustee shall not have any duty (A) to see to any recording, filing or depositing of this Indenture or any agreement referred to herein or any financing statement or amendments to a financing statement evidencing a security interest, or to see to the maintenance of any such recording or filing or depositing or to any rerecording, refiling or redepositing of any thereof, (B) to see to any insurance or (C) to see to the payment or discharge of any tax, assessment, or other governmental charge or any lien or encumbrance of any kind owing with respect to, assessed or levied against, any part of the Trust Estate other than from funds available in the Collection Account.

(d)                                 No provision of this Indenture shall require the Indenture Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers if there is reasonable ground for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

(e)                                  Whether or not therein expressly so provided, every provision of this Indenture that in any way relates to the Indenture Trustee is subject to subsections (a), (b), (c) and (d) of this Section 6.01.

(f)                                   Except as expressly provided in this Indenture, the Indenture Trustee shall have no power to vary the Trust Estate, including, without limitation, by (i) accepting any substitute payment obligation for a Loan initially transferred to the Co-Issuers under the Loan Purchase Agreements, (ii) adding any other investment, obligation or security to the Co-Issuers or the Trust Estate or (iii) withdrawing from the Trust Estate any Loans (except as otherwise provided herein or in the Loan Purchase Agreement).

(g)                                  The Indenture Trustee shall not have any responsibility or liability for investment losses on Eligible Investments (other than as an obligor on any Eligible Investments on which the institution acting as Indenture Trustee is an obligor).  The Indenture Trustee or its Affiliates are permitted to receive additional compensation that could be deemed to be in the Indenture Trustee’s economic self-interest for (i) serving as investment adviser, administrator, shareholder, servicing agent, custodian or subcustodian with respect to certain of the Eligible Investments, (ii) using Affiliates to effect transactions in certain Eligible Investments and (iii) effecting transactions in certain Eligible Investments.  Such compensation is not payable or reimbursable under Section 6.07 of this Indenture.

(h)                                 Every provision of this Indenture relating to the conduct of, affecting the liability of, or affording protection to the Indenture Trustee shall be subject to the provisions of this Section.

SECTION 6.02              Notice of Event of Default.

Upon the occurrence of any Event of Default of which a Responsible Officer of the Indenture Trustee has actual knowledge or has received notice thereof at the Corporate Trust Office of the Indenture Trustee, the Indenture Trustee shall transmit by mail to all Noteholders as their names and addresses appear on the Note Register, notice of such Event of Default within ten (10) Business Days after such Responsible Officer receives such notice or obtains actual knowledge.

SECTION 6.03              Certain Matters Affecting the Indenture Trustee.

Except as otherwise provided in Section 6.01 hereof:

(a)                                 the Indenture Trustee may conclusively rely and shall fully be protected in acting or refraining from acting in accordance with any resolution, certificate, statement, instrument, Officer’s Certificate, opinion, report, notice, request, direction, consent, order, bond, note, or other paper or document reasonably believed by it to be genuine and to have been signed or presented to it pursuant to this Indenture by the proper party or parties and shall be under no obligation to inquire as to the adequacy, accuracy or sufficiency of any such information or be under any obligation to make any calculation or verifications in respect of any such information and shall not be liable for any loss that may be occasioned thereby;

(b)                                 before the Indenture Trustee acts or refrains from acting, it may require and shall be entitled to receive an Officer’s Certificate of the Co-Issuers and/or an Opinion of Counsel.  The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such Officer’s Certificate or Opinion of Counsel;

(c)                                  as a condition to the taking, suffering or omitting of any action by it hereunder, the Indenture Trustee may consult with counsel and the advice or opinion of such counsel with respect to legal matters relating to the Indenture or the Notes shall be full and complete authorization and protection from any liability in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

(d)                                 the Indenture Trustee shall not be under any obligation to exercise any of the rights or powers vested in it by this Indenture, or to honor the request or direction of any of the Noteholders pursuant to this Indenture to institute, conduct or defend any litigation hereunder in relation hereto, unless such Noteholders shall have offered to the Indenture Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction; provided, however, that nothing contained herein shall relieve the Indenture Trustee of the obligations, upon the occurrence of an Event of Default (which has not been cured or waived) to exercise such of the rights and powers vested in it by this Indenture and to use the same degree of care or skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs;

(e)                                  the Indenture Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, note or other paper or document, believed by it to be genuine, but the Indenture Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Indenture Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Co-Issuers and the Servicer, personally or by agent or attorney;

(f)                                   the Indenture Trustee shall not be liable for any actions taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon the Indenture Trustee by this Indenture;

(g)                                  the Indenture Trustee shall not be required to make any initial or periodic examination of any documents or records related to any of the Trust Estate for the purpose of establishing the presence or absence of defects, the compliance by the Co-Issuers with its representations and warranties or for any other purpose;

(h)                                 whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Indenture Trustee shall be subject to the provisions of this Section;

(i)                                     the Indenture Trustee shall not have any liability with respect to the acts or omissions of the Servicer (except and to the extent the Indenture Trustee is the Servicer), including acts or omissions in connection with the servicing, management or administration of Loans; calculations made by the Servicer whether or not reported to the Co-Issuers or Indenture Trustee; and deposits into or withdrawals from any accounts or funds established pursuant to the terms of this Indenture;

(j)                                    the Indenture Trustee shall not be responsible or liable in any manner whatsoever, for calculation, determination and/or verification of the allocations of Collections, determinations of monthly interest or the applications of Available Funds pursuant to this Indenture;

(k)                                 the right of the Indenture Trustee to perform any discretionary act enumerated in this Indenture shall not be construed as a duty, and the Indenture Trustee shall not be answerable for other than its negligence or willful misconduct in the performance of such act;

(l)                                     the Indenture Trustee shall not be required to give any bond or surety in respect of the execution of the Note Accounts created hereby or in the powers granted hereunder;

(m)                             the Indenture Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, attorneys, custodians or nominees, and the Indenture Trustee shall not be responsible for any misconduct or negligence on the part of any agent, attorney, custodians or nominees appointed with due care by it hereunder; provided, that the Indenture Trustee shall remain obligated and be liable to the Co-Issuers and the Noteholders for the execution of its trusts and powers and performance of its duties hereunder without diminution of such obligations and liability by virtue of the appointment of any such agent, attorney, custodian or nominee, and to the same extent and under the same terms and conditions as if the Indenture Trustee alone were individually executing or performing such obligations; provided, however, that no successor Indenture Trustee shall be liable for the execution or performance of any such obligations of the Indenture Trustee by any of the original parties (including any successors or assigns) to the Transaction Documents;

(n)                                 the Indenture Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers so long as the Indenture Trustee’s conduct does not constitute willful misconduct, negligence or bad faith;

(o)                                 in no event shall the Indenture Trustee be responsible or liable for special, indirect, or consequential loss or damage of any kind whatsoever (including, without limitation, loss of profit) irrespective of whether the Indenture Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action; and

(p)                                 the Indenture Trustee may request that the Co-Issuers, or the Administrator on behalf of the Co-Issuers, deliver an Officer’s Certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Indenture, which Officer’s Certificate may be signed by any person authorized to sign an Officer’s Certificate, including any person specified as so authorized in any such certificate previously delivered and not superseded.

SECTION 6.04              Not Responsible for Recitals or Issuance of Notes.

The recitals contained herein and in the Notes shall not be taken as the statements of the Indenture Trustee, and the Indenture Trustee does not assume any responsibility for their correctness.  The Indenture Trustee does not make any representation as to the validity or sufficiency of the Indenture, the Notes or any related document or as to the perfection or priority of any security interest therein.  The Indenture Trustee shall not be accountable for the use or application by the Co-Issuers of the proceeds from the Notes.

SECTION 6.05              Indenture Trustee, Paying Agent and Note Registrar May Hold Notes.

The Indenture Trustee, the Note Registrar, the Paying Agent or any other agent of the Co-Issuers, in its individual or any other capacity, may become the owner or pledgee of Notes and subject to Section 6.11, may otherwise deal with the Co-Issuers or its affiliates with the same rights it would have if it were not Indenture Trustee, Note Registrar, the Paying Agent or such other agent.

SECTION 6.06              Money Held in Trust.

Money held by the Indenture Trustee in trust hereunder need not be segregated from other funds held by the Indenture Trustee in trust hereunder except to the extent required herein or required by law.  The Indenture Trustee shall not be under any liability for interest on any money received by it hereunder except (i) as otherwise agreed upon in writing by the Indenture Trustee and the Co-Issuers and (ii) as an obligor with respect to Eligible Investments on which the institution acting as Indenture Trustee is an obligor.

SECTION 6.07              Compensation, Reimbursement and Indemnification.

(a)                                 The Indenture Trustee shall be entitled to recover, on each Payment Date and, in accordance with the priority set forth in Section 8.06 hereof, compensation a fee equal to one-twelfth (1/12th) of $27,500 (which compensation shall not be limited by any law on compensation of a trustee of an express trust).  In addition to compensation for its services, the Co-Issuers shall reimburse the Indenture Trustee, in each case in accordance with the priority set forth in Section 8.06 hereof, for all reasonable out-of-pocket expenses incurred or made by it (including without limitation expenses incurred in connection with notices or other communications to the Noteholders), disbursements and advances incurred or made by the Indenture Trustee in accordance with any of the provisions of this Indenture (including but in no way limited to any expenses incurred pursuant to Section 5.04, Section 5.05, Section 5.06 and Section 5.07), or any of the Transaction Documents.  Such expenses shall include the reasonable fees and out-of-pocket expenses, disbursements and advances of any agents, any co-trustee, counsel, accountants and experts, except any such expense, disbursement or advance as may arise from its negligence or bad faith.  In no event shall the Indenture Trustee or any agent of the Indenture Trustee advance any funds for the payment of principal, interest or premium on any Notes.  The Co-Issuers shall, in accordance with the priority set forth in Section 8.06, jointly and severally indemnify the Indenture Trustee and its officers, directors, agents and employees against any and all loss, suit, claim, judgment, liability or expense (including the reasonable fees and expenses of counsel) incurred by it in connection with the administration of this trust and the performance of its duties hereunder and under the Transaction Documents.  The Indenture Trustee shall notify the Co-Issuers and the Servicer promptly of any claim for which it may seek indemnity.  Failure by the Indenture Trustee to so notify the Co-Issuers and the Servicer shall not relieve the Co-Issuers of its obligations hereunder unless such loss, liability or expense could have been avoided with such prompt notification and then only to the extent of such loss, expense or liability which could have been so avoided.  The Co-Issuers shall defend any claim against the Indenture Trustee; provided, however, the Indenture Trustee may have separate counsel and, if it does, the Co-Issuers shall reimburse the Indenture Trustee for payment of the fees and expenses of such counsel, in accordance with the priority set forth in Section 8.06.  Neither the Co-Issuers nor the Servicer shall be required to reimburse any expense or indemnify against any loss, liability or expense incurred by the Indenture Trustee through the Indenture Trustee’s own willful misconduct, negligence, fraud or bad faith.

(b)                                 The provisions of this Section shall survive the resignation and removal of the Indenture Trustee and the discharge of this Indenture.  When the Indenture Trustee incurs expenses after the occurrence of an Event of Default specified in Section 5.02(d) with respect to the Co-Issuers, the expenses are intended to constitute expenses of administration under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or similar law.

(c)                                  Notwithstanding anything herein to the contrary, the Indenture Trustee’s right to enforce any of the Co-Issuers’ payment obligations pursuant to this Section 6.07 shall be subject to the provisions of Section 11.16(a).

SECTION 6.08              Replacement of Indenture Trustee.

(a)                                 No resignation or removal of the Indenture Trustee and no appointment of a successor Indenture Trustee shall become effective until the acceptance of appointment by the successor Indenture Trustee pursuant to this Section 6.08.  The Indenture Trustee may resign at any time by giving sixty (60) days prior written notice to the Co-Issuers.  The Required Noteholders may remove the Indenture Trustee and any or all of its agents by so notifying the Indenture Trustee and may appoint a successor Indenture Trustee.  The Co-Issuers shall remove the Indenture Trustee by giving sixty (60) days prior written notice to the Indenture Trustee if:

(i)                                     the Indenture Trustee fails to comply with Section 6.11;

(ii)                                  the Indenture Trustee shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Indenture Trustee or all or substantially all of its property, or a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Indenture Trustee; or the Indenture Trustee shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations; or

(iii)                               the Indenture Trustee otherwise becomes incapable of acting.

If the Indenture Trustee resigns or is removed or if a vacancy exists in the office of the Indenture Trustee for any reason (the Indenture Trustee in such event being referred to herein as the retiring Indenture Trustee), the Co-Issuers shall promptly appoint a successor Indenture Trustee, which successor shall be reasonably satisfactory to the Servicer.

(b)                                 Any resignation or removal of the Indenture Trustee and appointment of successor indenture trustee pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor indenture trustee as provided in this Section 6.08(b).

(i)                                     Any successor indenture trustee appointed as provided herein shall execute, acknowledge and deliver to the Co-Issuers, to the Loan Trustees, to the Servicer and to its predecessor indenture trustee, as applicable, an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor indenture trustee shall become effective and such successor indenture trustee without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Indenture Trustee herein.  The predecessor indenture trustee shall deliver to the successor indenture trustee all documents or copies thereof and statements and all money and other property held by it hereunder; and the Co-Issuers and the predecessor indenture trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor indenture trustee all such rights, powers, duties and obligations.

(ii)                                  No successor indenture trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor indenture trustee shall be eligible under the provisions of Section 6.11.

(iii)                               Upon acceptance of appointment by a successor indenture trustee as provided in this Section, such successor indenture trustee shall provide notice of such succession hereunder to all Noteholders.

(c)                                  If a successor Indenture Trustee does not take office within thirty (30) days after the retiring Indenture Trustee resigns or is removed, the retiring Indenture Trustee, the Co-Issuers or the Holders of a majority of the aggregate unpaid principal amount of the Notes may petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee.

(d)                                 If the Indenture Trustee ceases to be eligible in accordance with Section 6.11, any Noteholder may petition any court of competent jurisdiction for the removal of the Indenture Trustee and the appointment of a successor Indenture Trustee.

(e)                                  No Indenture Trustee under this Indenture shall be liable for any action or omission of any successor indenture trustee.

SECTION 6.09              Successor Indenture Trustee by Merger.

If the Indenture Trustee consolidates with, merges or converts into, or transfers or sells all or substantially all its corporate trust business or assets to, another corporation or banking association, the resulting, surviving or transferee corporation or banking association without any further act shall be the successor Indenture Trustee; provided, that such corporation or banking association shall be otherwise qualified and eligible under Section 6.11.

SECTION 6.10              Appointment of Co-Indenture Trustee or Separate Indenture Trustee.

(a)                                 Notwithstanding any other provisions of this Indenture, at any time, for the purpose of meeting any legal requirement of any jurisdiction in which any part of the Trust Estate may at the time be located, the Indenture Trustee shall have the power and may execute and deliver all instruments to appoint one or more Persons to act as a co-trustee or co-trustees, or separate trustee or separate trustees, of all or any part of the Trust Estate, and to vest in such Person or Persons, in such capacity and for the benefit of the Noteholders, such title to the Trust Estate, or any part hereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Indenture Trustee may consider necessary or desirable.  No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 6.11 and no notice to Noteholders of the appointment of any co-trustee or separate trustee shall be required under Section 6.08 hereof.

(b)                                 Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

(i)                                     all rights, powers, duties and obligations conferred or imposed upon the Indenture Trustee shall be conferred or imposed upon and exercised or performed by the Indenture Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Indenture Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Indenture Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Indenture Trustee;

(ii)                                  no separate trustee or co-trustee hereunder shall be personally liable by reason of any act or omission of any other separate trustee or co-trustee hereunder; and

(iii)                               the Indenture Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee.

(c)                                  Any notice, request or other writing given to the Indenture Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them.  Every instrument appointing any separate trustee or co-trustee shall refer to this Indenture and the conditions of this Article VI.  Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Indenture Trustee or separately, as may be provided therein, subject to all the provisions of this Indenture, specifically including every provision of this Indenture relating to the conduct of, affecting the liability of, or affording protection to, the Indenture Trustee.  Every such instrument shall be filed with the Indenture Trustee.

(d)                                 Any separate trustee or co-trustee may at any time constitute the Indenture Trustee its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Indenture on its behalf and in its name.  If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Indenture Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

SECTION 6.11              Eligibility; Disqualification.

The Indenture Trustee shall at all times have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition and its long-term unsecured debt shall be rated at least Baa3 by Moody’s and at least BBB- by Standard & Poor’s.  The Indenture Trustee (1) shall meet the requirements of Section 26(a)(1) of the Investment Company Act, (2) shall not be an Affiliate of any of the Co-Issuers or the Servicer and (3) shall not offer or provide credit or credit enhancement to the Co-Issuers.  In case at any time the Indenture Trustee shall cease to be eligible in accordance with the provisions of this Section, the Indenture Trustee shall resign immediately in the manner and with the effect specified in Section 6.08.

SECTION 6.12              Representations and Warranties of the Indenture Trustee.

The Indenture Trustee represents and warrants that:

(i)                                     the Indenture Trustee is duly organized and validly existing under the laws of the jurisdiction of its organization;

(ii)                                  the Indenture Trustee has full power and authority to deliver and perform this Indenture and has taken all necessary action to authorize the execution, delivery and performance by it of this Indenture and each other Transaction Document to which it is a party;

(iii)                               each of this Indenture and each other Transaction Document to which it is a party has been duly executed and delivered by the Indenture Trustee and constitutes its legal, valid and binding obligation in accordance with its terms; and

(iv)                              the Indenture Trustee meets the eligibility requirements set forth in Section 6.11.

SECTION 6.13              Execution of Transaction Document.

The Co-Issuers and the Noteholders hereby direct the Indenture Trustee to execute the Back-up Servicing Agreement, the Performance Support Agreement and each other Transaction Document to which the Indenture Trustee is contemplated to be a party.

SECTION 6.14              Performance Support Agreement.

The Indenture Trustee shall, at the written direction of the Holders of the Notes representing not less than a majority of the aggregate unpaid principal amount of all Notes Outstanding, make a demand for any payments due to the Indenture Trustee, for its benefit and for the benefit of the Noteholders, under the Performance Support Agreement.

SECTION 6.15              Rule 15Ga-1 Compliance.

(a)                                 To the extent a Responsible Officer of the Indenture Trustee receives a demand for the repurchase of a Loan based on a breach of a representation or warranty made by the Seller of such Loan (each, a “Demand”), the Indenture Trustee agrees (i) if such Demand is in writing, promptly to forward such Demand to the Co-Issuers and such Seller, and (ii) if such Demand is oral, to instruct the requesting party to submit such Demand in writing to the Indenture Trustee and the Sellers.

(b)                                 In connection with the repurchase of a Loan pursuant to a Demand, any dispute with respect to a Demand, or the withdrawal or final rejection of a Demand by the Seller of such Loan, the Indenture Trustee agrees, to the extent a Responsible Officer of the Indenture Trustee has actual knowledge thereof, promptly to notify the Co-Issuers in writing.

(c)                                  The Indenture Trustee will (i) notify the Co-Issuers, as soon as practicable and in any event within five (5) Business Days of the receipt thereof and in the manner set forth in Exhibit D hereof, of all Demands and provide to the Co-Issuers any other information reasonably requested to facilitate compliance by it with Rule 15Ga-1 under the Exchange Act, and (ii) if requested in writing by the Co-Issuers, provide a written certification no later than fifteen (15) days following any calendar quarter or calendar year that the Indenture Trustee has not received any Demands for such period, or if Demands have been received during such period, that the Indenture Trustee has provided all the information reasonably requested under clause (i) above with respect to such demands.  For purposes of this Agreement, references to any calendar quarter shall mean the related preceding calendar quarter ending in March, June, September, or December, as applicable.  The Indenture Trustee has no duty or obligation to undertake any investigation or inquiry related to any repurchases of Loans, or otherwise assume any additional duties or responsibilities, other than those express duties or responsibilities the Indenture Trustee hereunder or under the Transaction Documents, and no such additional obligations or duties are otherwise implied by the terms of this Indenture.  The Co-Issuers have full responsibility for compliance with all related reporting requirements associated with the transaction completed by the Transaction Documents and for all interpretive issues regarding this information.

SECTION 6.16              Duties of the Paying Agent and Note Registrar.

(a)                                 With respect to the Paying Agent and Note Registrar at all times:  (i) each of the Paying Agent and the Note Registrar undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied duties or covenants by the Paying Agent or the Note Registrar shall be read into this Indenture; and (ii) in the absence of bad faith or negligence on its part, each of the Paying Agent and the Note Registrar may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Paying Agent or the Note Registrar, as applicable, and conforming to the requirements of this Indenture; provided, however, that each of the Paying Agent and the Note Registrar, upon receipt of any resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to it which are specifically required to be furnished pursuant to any provision of this Indenture, shall examine them to determine whether they conform to the requirements of this Indenture (but need not confirm or investigate the accuracy of mathematical calculations or other facts stated therein).  If any such instrument is found not to conform in any material respect to the requirements of this Indenture, each of the Paying Agent and the Note Registrar shall notify the Indenture Trustee and the Noteholders in the event that the Paying Agent or the Note Registrar, as applicable, after so requesting, does not receive a satisfactorily corrected instrument.

(b)                                 No provision of this Indenture shall be construed to relieve the Paying Agent or the Note Registrar from liability for its own negligent action, its own negligent failure to act, or its own fraud, bad faith or willful misconduct; provided, however, that:

(i)                                     this paragraph (b) shall not be construed to limit the effect of paragraph (a) of this Section 6.16;

(ii)                                  neither the Paying Agent nor the Note Registrar shall be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proven in a court of competent jurisdiction that the Indenture Trustee was negligent in ascertaining the pertinent facts;

(iii)                               neither the Paying Agent nor the Note Registrar shall be liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with this Indenture and/or the direction of the Required Noteholders as to the time, method and place of conducting any proceeding for any remedy available to the Paying Agent or the Note Registrar, as applicable, or for exercising any trust or power conferred upon it under this Indenture;

(iv)                              neither the Paying Agent nor the Note Registrar shall be deemed to have notice or knowledge of any Event of Default or any other default unless a Responsible Officer of the Paying Agent or the Note Registrar, as applicable, has actual knowledge or shall have received written notice thereof.  In the absence of such actual knowledge or receipt of such notice, each of the Paying Agent and the Note Registrar may conclusively assume that none of such events have occurred and neither the Paying Agent nor the Note Registrar shall have any obligation or duty to determine whether any Event of Default or any other default has occurred; and

(v)                                 neither the Paying Agent nor the Note Registrar shall have any duty (A) to see to any recording, filing or depositing of this Indenture or any agreement referred to herein or any financing statement or amendments to a financing statement evidencing a security interest, or to see to the maintenance of any such recording or filing or depositing or to any rerecording, refiling or redepositing of any thereof, (B) to see to any insurance or (C) to see to the payment or discharge of any tax, assessment, or other governmental charge or any lien or encumbrance of any kind owing with respect to, assessed or levied against, any part of the Trust Estate other than from funds available in the Collection Account.

(c)                                  No provision of this Indenture shall require the Paying Agent or the Note Registrar to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers if there is reasonable ground for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

(d)                                 Whether or not therein expressly so provided, every provision of this Indenture that in any way relates to the Paying Agent or the Note Registrar is subject to subsections (a), (b) and (c) of this Section 6.16.

(e)                                  Except as expressly provided in this Indenture, neither the Paying Agent nor the Note Registrar shall have any power to vary the Trust Estate, including, without limitation, by (i) accepting any substitute payment obligation for a Loan initially transferred to the Co-Issuers under the Loan Purchase Agreements, (ii) adding any other investment, obligation or security to the Co-Issuers or the Trust Estate or (iii) withdrawing from the Trust Estate any Loans (except as otherwise provided herein or in the Loan Purchase Agreements).

(f)                                   Neither the Paying Agent nor the Note Registrar shall have any responsibility or liability for investment losses on Eligible Investments (other than as an obligor on any Eligible Investments on which the institution acting as the Paying Agent or the Note Registrar, as applicable, is an obligor).  Each of the Paying Agent and the Note Registrar and its Affiliates is permitted to receive additional compensation that could be deemed to be in the Paying Agent’s or the Note Registrar’s economic self-interest, as applicable, for (i) serving as investment adviser, administrator, shareholder, servicing agent, custodian or subcustodian with respect to certain of the Eligible Investments, (ii) using Affiliates to effect transactions in certain Eligible Investments and (iii) effecting transactions in certain Eligible Investments.  Such compensation is not payable or reimbursable under Section 6.22 of this Indenture.

(g)                                  Every provision of this Indenture relating to the conduct of, affecting the liability of, or affording protection to the Paying Agent or the Note Registrar, as applicable, shall be subject to the provisions of this Section.

SECTION 6.17              Certain Matters Affecting the Paying Agent and the Note Registrar.

Except as otherwise provided in Section 6.16 hereof:

(a)                                 each of the Paying Agent and the Note Registrar may conclusively rely and shall fully be protected in acting or refraining from acting in accordance with any resolution, certificate, statement, instrument, Officer’s Certificate, opinion, report, notice, request, direction, consent, order, bond, note, or other paper or document reasonably believed by it to be genuine and to have been signed or presented to it pursuant to this Indenture by the proper party or parties and shall be under no obligation to inquire as to the adequacy, accuracy or sufficiency of any such information or be under any obligation to make any calculation or verifications in respect of any such information and shall not be liable for any loss that may be occasioned thereby;

(b)                                 before the Paying Agent or the Note Registrar acts or refrains from acting, it may require and shall be entitled to receive an Officer’s Certificate of the Co-Issuers and/or an Opinion of Counsel.  Neither the Paying Agent nor the Note Registrar shall be liable for any action it takes or omits to take in good faith in reliance on such Officer’s Certificate or Opinion of Counsel;

(c)                                  as a condition to the taking, suffering or omitting of any action by it hereunder, each of the Paying Agent and the Note Registrar may consult with counsel and the advice or opinion of such counsel with respect to legal matters relating to the Indenture or the Notes shall be full and complete authorization and protection from any liability in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

(d)                                 neither the Paying Agent nor the Note Registrar shall be under any obligation to exercise any of the rights or powers vested in it by this Indenture, or to honor the request or direction of any of the Noteholders pursuant to this Indenture to institute, conduct or defend any litigation hereunder in relation hereto, unless such Noteholders shall have offered to the Paying Agent or the Note Registrar, as applicable, reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

(e)                                  neither the Paying Agent nor the Note Registrar shall be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, note or other paper or document, believed by it to be genuine, but the Paying Agent or the Note Registrar, as applicable, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Paying Agent or the Note Registrar shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Co-Issuers and the Servicer, personally or by agent or attorney;

(f)                                   neither the Paying Agent nor the Note Registrar shall be liable for any actions taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon the Paying Agent or the Note Registrar, as applicable, by this Indenture;

(g)                                  neither the Paying Agent nor the Note Registrar shall be required to make any initial or periodic examination of any documents or records related to any of the Trust Estate for the purpose of establishing the presence or absence of defects, the compliance by the Co-Issuers with its representations and warranties or for any other purpose;

(h)                                 whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Paying Agent or the Note Registrar shall be subject to the provisions of this Section;

(i)                                     neither the Paying Agent nor the Note Registrar shall have any liability with respect to the acts or omissions of the Servicer, including acts or omissions in connection with the servicing, management or administration of Loans; calculations made by the Servicer whether or not reported to the Co-Issuers, the Paying Agent or the Note Registrar; and deposits into or withdrawals from any accounts or funds established pursuant to the terms of this Indenture;

(j)                                    neither the Paying Agent nor the Note Registrar shall be responsible or liable in any manner whatsoever, for calculation, determination and/or verification of the allocations of Collections, determinations of monthly interest or the applications of Available Funds pursuant to this Indenture;

(k)                                 the right of the Paying Agent or the Note Registrar to perform any discretionary act enumerated in this Indenture shall not be construed as a duty, and neither the Paying Agent nor the Note Registrar shall be answerable for other than its negligence or willful misconduct in the performance of such act;

(l)                                     neither the Paying Agent nor the Note Registrar shall be required to give any bond or surety in respect of the execution of the Note Accounts created hereby or in the powers granted hereunder;

(m)                             each of the Paying Agent and the Note Registrar may execute any of the powers hereunder or perform any duties hereunder either directly or by or through agents, attorneys, custodians or nominees, and neither the Paying Agent nor the Note Registrar shall not be responsible for any misconduct or negligence on the part of any agent, attorney, custodians or nominees appointed with due care by it hereunder; provided, that each of the Paying Agent and the Note Registrar shall remain obligated and be liable to the Co-Issuers and the Noteholders for the execution of their respective powers and performance of their respective duties hereunder without diminution of such obligations and liability by virtue of the appointment of any such agent, attorney, custodian or nominee, and to the same extent and under the same terms and conditions as if the Paying Agent or the Note Registrar, as applicable, alone were individually executing or performing such obligations; provided, however, that no successor Paying Agent or successor Note Registrar shall be liable for the execution or performance of any such obligations of the Paying Agent or the Note Registrar, as applicable, by any of the original parties (including any successors or assigns) to the Transaction Documents;

(n)                                 neither the Paying Agent nor the Note Registrar shall be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers so long as the Paying Agent’s or the Note Registrar’s conduct, as applicable, does not constitute willful misconduct, negligence or bad faith;

(o)                                 in no event shall the Paying Agent or the Note Registrar be responsible or liable for special, indirect, or consequential loss or damage of any kind whatsoever (including, without limitation, loss of profit) irrespective of whether Paying Agent or the Note Registrar, as applicable, has been advised of the likelihood of such loss or damage and regardless of the form of action; and

(p)                                 the Paying Agent or the Note Registrar may request that the Co-Issuers, or the Administrator on behalf of the Co-Issuers, deliver an Officer’s Certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Indenture, which Officer’s Certificate may be signed by any person authorized to sign an Officer’s Certificate, including any person specified as so authorized in any such certificate previously delivered and not superseded.

SECTION 6.18              Not Responsible for Recitals or Issuance of Notes.

The recitals contained herein and in the Notes, except with respect to the Note Registrar and its certificate of authentication, shall not be taken as the statements of the Paying Agent or the Note Registrar, and neither the Paying Agent nor the Note Registrar assumes any responsibility for their correctness.  Neither the Paying Agent nor the Note Registrar makes any representation as to the validity or sufficiency of the Indenture, the Notes or any related document or as to the perfection or priority of any security interest therein.  Neither the Paying Agent nor the Note Registrar shall be accountable for the use or application by the Co-Issuers of the proceeds from the Notes.

SECTION 6.19              Money Held in Trust.

Money held by the Paying Agent or the Note Registrar in trust hereunder need not be segregated from other funds held by the Paying Agent or the Note Registrar, as applicable, in trust hereunder except to the extent required herein or required by law.  Neither the Paying Agent nor the Note Registrar shall have any liability for interest on any money received by it hereunder except (i) as otherwise agreed upon in writing by the Paying Agent or the Note Registrar, as applicable, and the Co-Issuers and (ii) as an obligor with respect to Eligible Investments on which the institution acting the Paying Agent or the Note Registrar is an obligor.

SECTION 6.20              Compensation, Reimbursement and Indemnification.

(a)                                 The Paying Agent and the Note Registrar shall be entitled to recover, on each Payment Date and, in accordance with the priority set forth in Section 8.06 hereof, compensation of a fee equal to one-twelfth (1/12th) of $12,000 (which compensation shall not be limited by any law on compensation of a trustee of an express trust). In addition to compensation for its services, the Co-Issuers shall reimburse each of the Paying Agent and the Note Registrar, in each case in accordance with the priority set forth in Section 8.06 hereof, for all reasonable out-of-pocket expenses incurred or made by it (including without limitation expenses incurred in connection with notices or other communications to the Noteholders), disbursements and advances incurred or made by the Paying Agent and the Note Registrar in accordance with any of the provisions of this Indenture or any of the Transaction Documents.  Such expenses shall include the reasonable fees and out-of-pocket expenses, disbursements and advances of any agents, any co-trustee, counsel, accountants and experts, except any such expense, disbursement or advance as may arise from its negligence or bad faith.  In no event shall the Paying Agent or the Note Registrar or any agent thereof advance any funds for the payment of principal, interest or premium on any Notes.  The Co-Issuers shall, in accordance with the priority set forth in Section 8.06, jointly and severally indemnify the Paying Agent and the Note Registrar and its officers, directors, agents and employees against any and all loss, suit, claim, judgment, liability or expense (including the reasonable fees and expenses of counsel) incurred by it in connection with the administration of this trust and the performance of its duties hereunder and under the Transaction Documents.  Each of the Paying Agent and the Note Registrar shall notify the Co-Issuers and the Servicer promptly of any claim for which it may seek indemnity.  Failure by the Paying Agent or the Note Registrar to so notify the Co-Issuers and the Servicer shall not relieve the Co-Issuers of its obligations hereunder unless such loss, liability or expense could have been avoided with such prompt notification and then only to the extent of such loss, expense or liability which could have been so avoided.  The Co-Issuers shall defend any claim against each of the Paying Agent and the Note Registrar; provided, however, the Paying Agent or the Note Registrar, as applicable, may have separate counsel and, if it does, the Co-Issuers shall reimburse it for payment of the fees and expenses of such counsel, in accordance with the priority set forth in Section 8.06.  Neither the Co-Issuers nor the Servicer shall be required to reimburse any expense or indemnify against any loss, liability or expense incurred by the Paying Agent or the Note Registrar through its own willful misconduct, negligence, fraud or bad faith.

(b)                                 The provisions of this Section shall survive the resignation and removal of the Paying Agent or the Note Registrar, as applicable, and the discharge of this Indenture.

(c)                                  Notwithstanding anything herein to the contrary, the Paying Agent’s and the Note Registrar’s respective rights to enforce any of the Co-Issuers’ payment obligations pursuant to this Section 6.21 shall be subject to the provisions of Section 11.16(a).

SECTION 6.21              Successor Paying Agent or Note Registrar by Merger.

If the Paying Agent or the Note Registrar consolidates with, merges or converts into, or transfers or sells all or substantially all its corporate trust business or assets to, another corporation or banking association, the resulting, surviving or transferee corporation or banking association without any further act shall be the successor Paying Agent or Note Registrar, as applicable; provided, that such corporation or banking association shall be otherwise qualified and eligible under Section 6.22.

In case at the time such successor by merger, conversion, consolidation or transfer to the Note Registrar shall succeed such position any of the Notes shall have been authenticated but not delivered, any such successor to the Note Registrar may adopt the certificate of authentication of any predecessor indenture trustee and deliver such Notes so authenticated; and in case at that time any of the Notes shall not have been authenticated, any successor to the Note Registrar may authenticate such Notes in the name of the successor to the Note Registrar; and in all such cases such certificates shall have the full force which it is anywhere provided in the Notes or in this Indenture that the certificate of the Note Registrar shall have.

SECTION 6.22              Eligibility; Disqualification.

The Paying Agent and the Note Registrar shall at all times each have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition and its long-term unsecured debt shall be rated at least Baa3 by Moody’s and at least BBB- by Standard & Poor’s.  Each of the Paying Agent and the Note Registrar (1) shall meet the requirements of Section 26(a)(1) of the Investment Company Act, (2) shall not be an

Affiliate of any of the Co-Issuers or the Servicer and (3) shall not offer or provide credit or credit enhancement to the Co-Issuers.  In case at any time the Paying Agent or the Note Registrar shall cease to be eligible in accordance with the provisions of this Section, the Paying Agent or the Note Registrar, as applicable, shall resign immediately in the manner and with the effect specified in Section 2.05 or 2.12, as applicable.

SECTION 6.23              Representations and Warranties of the Paying Agent or the Note Registrar.

Each of the Paying Agent and the Note Registrar represents and warrants that:

(i)                                     it is duly organized and validly existing under the laws of the jurisdiction of its organization;

(ii)                                  it has full power and authority to deliver and perform this Indenture and has taken all necessary action to authorize the execution, delivery and performance by it of this Indenture and each other Transaction Document to which it is a party;

(iii)                               each of this Indenture and each other Transaction Document to which it is a party has been duly executed and delivered by it and constitutes its legal, valid and binding obligation in accordance with its terms; and

(iv)                              it meets the eligibility requirements set forth in Section 6.22.

ARTICLE VII
Noteholders’ List and Reports

SECTION 7.01              Co-Issuers to Furnish Indenture Trustee Names and Addresses of Noteholders.

The Co-Issuers, or the Administrator on behalf of the Co-Issuers, will furnish or cause to be furnished to the Indenture Trustee and the Paying Agent (a) not more than five (5) Business Days after each Record Date, a list, in such form as the Indenture Trustee, the Paying Agent and the Note Registrar, as applicable, may reasonably require, of the names, addresses and taxpayer identification numbers of the Holders of Notes as they appear on the Note Register as of the most recent Record Date, and (b) at such other times as the Indenture Trustee, the Paying Agent and the Note Registrar may request in writing, within thirty (30) days after receipt by the Co-Issuers of any such request, a list of similar form and content as of a date not more than ten (10) Business Days prior to the time such list is furnished.

SECTION 7.02              Preservation of Information; Communications to Noteholders.

(a)                                 The Note Registrar shall preserve, in as current a form as is reasonably practicable, the names and addresses of the Noteholders contained in the most recent list furnished to the Note Registrar as provided in Section 7.01 and the names, addresses and taxpayer identification numbers of the Noteholders.  The Note Registrar may destroy any list furnished to it as provided in Section 7.01 hereof upon receipt of a new list so furnished.

(b)                                 Noteholders may communicate with other Noteholders with respect to their rights under this Indenture or under the Notes.

ARTICLE VIII
Allocation and Application of Collections

SECTION 8.01              Collection of Money.

The Paying Agent shall apply all such money and property received by it in trust for the related Noteholders and shall apply it as provided in this Indenture.  Except as otherwise expressly provided in this Indenture, if any default occurs in the making of any payment or performance under any Transaction Document, the Indenture Trustee may, and upon the written request of the Required Noteholders shall, take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate Proceedings.  Any such action shall be without prejudice to any right to claim an Event of Default under this Indenture and to proceed thereafter as provided in Article V hereof.

SECTION 8.02              Establishment of the Note Accounts.

(a)                                 Note Accounts.

(i)                                     The Servicer, for the benefit of the Noteholders, shall establish and maintain with the Paying Agent and in the name of the Paying Agent, on behalf of the Indenture Trustee and the Co-Issuers, an Eligible Account bearing a designation clearly indicating that such account is the “Collection Account” hereunder and that the funds and other property credited thereto are held for the benefit of the Noteholders (the “Collection Account”).

(ii)                                  The Servicer, for the benefit of the Noteholders, shall establish and maintain with the Paying Agent and in the name of the Paying Agent, on behalf of the Co-Issuers, an Eligible Account bearing a designation clearly indicating that such account is the “Principal Distribution Account” hereunder and that the funds and other property credited thereto are held for the benefit of the Noteholders (the “Principal Distribution Account”).  The Co-Issuers may deposit or cause the deposit into the Principal Distribution Account from time to time of funds available to the Co-Issuers that are not required to be deposited into another Note Account or otherwise allocated or to be held in trust on behalf of any Person in accordance with this Indenture or any other Transaction Document.

(iii)                               The Servicer, for the benefit of the Noteholders, shall cause to be established and maintained with the Paying Agent and in the name of the Paying Agent, on behalf of the Co-Issuers, an Eligible Deposit Account that shall bear a designation clearly indicating that the funds deposited therein are held for the benefit of the Noteholders (the “Reserve Account”).  On the Closing Date, the

Co-Issuers shall cause to be deposited in the Reserve Account the Required Reserve Account Amount.  No later than 5:00 p.m., New York City time on the Business Day preceding each Payment Date, the Indenture Trustee, based solely upon written instructions furnished to the Indenture Trustee by the Servicer (which instruction may be included in the Monthly Servicer Report), shall withdraw from the Reserve Account and deposit to the Collection Account, the Reserve Account Draw Amount for such Payment Date, which amount shall constitute Available Funds for application in accordance with Section 8.06 hereof.

(iv)                              The Servicer, for the benefit of the Noteholders, shall cause to be established and maintained with the Paying Agent and in the name of the Paying Agent, on behalf of the Indenture Trustee and the Co-Issuers, an Eligible Account that shall bear a designation clearly indicating that the funds deposited therein are held for the benefit of the Noteholders (the “Advance Reserve Account”).  On the Closing Date, the Co-Issuers shall cause to be deposited in the Advance Reserve Account the Required Advance Reserve Account Amount.  On each Payment Date funds in an amount up to the Required Advance Reserve Amount will be remitted to the Paying Agent for deposit to the Advance Reserve Account to the extent available in accordance with the Section 8.06.  The Advance Reserve Account will be used to pay to the Servicer such amounts as are required pursuant to the terms of any outstanding Loans to be funded to the Loan Obligors to the extent that the aggregate amount of intra-month draws by the Loan Obligors exceeds amounts on deposit in the Collection Account as provided in Section 2.01(c) of the Servicing Agreement and Section 8.05(g) hereof.  On the final Payment Date, any amounts remaining on deposit in the Advance Reserve Account shall be released to the Allocation Agent for remittance to the Co-Issuers and separately agreed among the Allocation Agent and the Co-Issuers.

(b)                                 Each of the parties hereto hereby agrees that (i) each Note Account will be a “securities account” as such term is defined in Section 8-501(a) of the UCC, (ii) the Paying Agent shall be a “securities intermediary” (as defined in 8-102(a)(14) of the UCC) with respect to each such Note Account; (iii) New York shall be the “securities intermediary’s jurisdiction” (as defined in 8-110 of the UCC) for any purpose associated with the Note Accounts;  (iv)  all Eligible Investments and other assets in the Note Accounts shall be treated as “financial assets” (as defined in 8-102(a)(9) of the UCC); and (v) all securities or other property underlying any financial assets credited to such accounts shall be registered in the name of the Paying Agent, indorsed to the Paying Agent and in no case will any financial asset credited to any Note Account be registered in the name of any Co-Issuer or the Servicer, payable to the order of any Co-Issuer or the Servicer or specially indorsed to any Co-issuer or the Servicer except to the extent the foregoing have been specially indorsed to the Paying Agent at which such accounts are maintained or in blank.  The Note Accounts shall be under the sole dominion and control of the Paying Agent for the benefit of the Indenture Trustee for the benefit of the Noteholders, and the Paying Agent agrees that it will comply with all “entitlement orders” (as defined in 8-102(a)(8) of the UCC) with respect to the Note Accounts and any instructions directing disposition of any funds on deposit therein that are originated by the Indenture Trustee without further consent of any Co-Issuer.  Notwithstanding such control by the Indenture Trustee, the Indenture Trustee agrees that the Servicer shall have the right to issue entitlement orders and to give instructions to the Paying Agent as expressly contemplated herein unless and until the Indenture Trustee revokes the Servicer’s authority to give such instructions .  Except as expressly provided in this Indenture and the Servicing Agreement, the Servicer agrees that it shall have no right of setoff or banker’s lien against, and no right to otherwise deduct from, any funds and other property held in the Note Accounts for any amount owed to it by the Indenture Trustee, the Co-Issuers or any Noteholder.  Pursuant to the Servicing Agreement, the Servicer shall instruct the Paying Agent to make withdrawals and payments from the Collection Account for the purposes of carrying out the Servicer’s, the Co-Issuers’ or the Paying Agent’s duties hereunder and under the Servicing Agreement.

(c)                                  Funds (other than investment earnings and amounts deposited pursuant to Section 10.02 of this Indenture) on deposit in the Note Accounts shall, at the written direction of the Servicer, be invested by the Paying Agent in Eligible Investments selected by the Servicer.  All such Eligible Investments shall be held by the Paying Agent for the benefit of the Noteholders pursuant to Section 6.06.  In the absence of written directions from the Servicer, the Paying Agent may (but shall not be obligated) to invest such funds in Eligible Investments described in clause (d) of the definition thereof.  Funds representing Collections collected during any Collection Period shall be invested in Eligible Investments that will mature no later than the Business Day immediately prior to the Payment Date following the end of such Collection Period.  No such Eligible Investment shall be disposed of prior to its maturity; provided, however, that the Paying Agent may sell, liquidate or dispose of any such Eligible Investment before its maturity, at the written direction of the Servicer, if such sale, liquidation or disposal would not result in a loss of all or part of the principal portion of such Eligible Investment or if, prior to the maturity of such Eligible Investment, a default occurs in the payment of principal, interest or any other amount with respect to such Eligible Investment.  Unless directed by the Servicer, funds deposited in the Note Accounts on the Business Day immediately prior to a related Payment Date are not required to be invested overnight.  On each Payment Date, all interest and other investment earnings (net of losses and investment expenses) on funds on deposit in the Collection Account that are to be distributed on such Payment Date shall be treated as “Collections” received during the related Collection Period.  The Paying Agent shall not bear any responsibility or liability for any losses resulting from investment or reinvestment of any funds in accordance with this Section nor for the selection of Eligible Investments in accordance with the provisions of this Indenture.  In addition, the Paying Agent shall not have any liability in respect of the losses incurred as a result of the liquidation of any Eligible Investment prior to its stated maturity or the failure of the Servicer to provide timely written investment direction.

(d)                                 The Servicer shall notify the Paying Agent of any payment to be credited to the Collection Account as soon as practicable on the Business Day before payment into the Collection Account.  The Paying Agent shall only be obligated to make payments from the Collection Account to the extent such amounts are deposited therein.

(e)                                  If, at any time, a Note Account ceases to be an Eligible Account, the Paying Agent (or the Servicer on its behalf) shall within ten (10) Business Days establish a new Note Account meeting the applicable conditions specified above, transfer any money, instruments, investment property and other property to such new Note Account and from the date such new account is established, it shall be the applicable Note Account.

SECTION 8.03              Collections and Allocations.

The Servicer shall apply, or shall instruct the Paying Agent in writing (which instruction may be included in the Monthly Servicer Report) to apply and the Paying Agent shall apply, all funds on deposit in the Collection Account as described in this Article VIII.  Except as otherwise provided below, the Servicer shall deposit Collections that it is not entitled to retain for its own account hereunder into the Collection Account as promptly as possible after the date of processing of such Collections by the Servicer, but in no event later than the second Business Day following such date of processing. Notwithstanding anything else in this Indenture or the Servicing Agreement to the contrary, for so long as:  (i) no Servicer Default has occurred and is continuing; and (ii) the Servicer maintains a long-term rating of “A” or higher and a short-term rating of “A-1” or higher from S&P, the Servicer need not make the deposits of Collections into the Collection Account as provided in the preceding sentence, but may make a single deposit in the Collection Account in immediately available funds not later than 11:00 a.m., New York City time, on the Business Day preceding each Payment Date in an amount equal to the Collections received during the related Collection Period.  The Servicer may retain funds constituting Collections in an amount equal to its accrued and unpaid Servicing Fee and shall not be required to deposit such funds in the Collection Account.  The Servicer may also retain funds constituting Collections in an amount equal to Intra-Month Draw Advances and Premium Advances funded by the Servicer to the extent the Servicer has not otherwise been reimbursed therefor as contemplated in this Indenture or the Servicing Agreement, and the Servicer shall not be required to deposit such withheld funds in the Collection Account.

SECTION 8.04              Rights of Noteholders.

As set forth in the Granting Clauses, the Trust Estate secures the obligation of the Co-Issuers jointly and severally to pay the Holders of the Notes the principal and interest thereon and the other amounts payable pursuant to this Indenture.

SECTION 8.05              Release of Trust Estate.

(a)                                 Subject to Section 11.01, the Indenture Trustee may, and when required by the provisions of this Indenture shall, upon Issuer Order executed by each of the Co-Issuers, execute instruments prepared by and at the expense of the Co-Issuers to release property from the lien of this Indenture, or convey the Indenture Trustee’s interest in the same, in a manner and under circumstances which are not inconsistent with the provisions of this Indenture.  No party relying upon an instrument executed by the Indenture Trustee as provided in this Article VIII shall be bound to ascertain the Indenture Trustee’s authority, inquire into the satisfaction of any conditions precedent or see to the application of any monies.

(b)                                 The Indenture Trustee upon Issuer Order executed by each of the Co-Issuers shall authorize the Servicer to execute in the name and on behalf of the Indenture Trustee instruments of satisfaction or cancellation, or of partial or full release or discharge, and other comparable instruments with respect to the Loans (and the Indenture Trustee shall execute any such documents on request of the Servicer), subject to the obligations of the Servicer under the Servicing Agreement and only to the extent necessary to permit the Servicer to carry out its servicing obligations thereunder.

(c)                                  Upon Issuer Order executed by each of the Co-Issuers, the Indenture Trustee shall, at such time as there are no Outstanding Notes, release and transfer, without recourse, any remaining portion of the Trust Estate (other than any cash held for the payment of the Notes pursuant to Section 4.02 and any other amounts to be applied to make payments on the Notes) from the lien of this Indenture and release to the Co-Issuers or any other Person entitled thereto any funds and other property then credited to the Collection Account and any other account established pursuant to Section 8.02.  The Indenture Trustee shall release property from the lien of this Indenture pursuant to this Section only upon receipt of an Issuer Order executed by each of the Co-Issuers accompanied by an Officer’s Certificate of the Co-Issuers and an Opinion of Counsel to the effect that all conditions precedent to such release have been satisfied.

(d)                                 Upon receipt in the Collection Account of the Repurchase Price with respect to any Loan that is to be repurchased in accordance with Section 6.01 or 6.02 of any of the Loan Purchase Agreements, such repurchased Loan (together with all other Purchased Assets relating thereto existing on such date or thereafter arising, and any and all proceeds of the Loan or any such Purchased Assets) shall automatically be released from the lien of this Indenture, without further action of any party hereto.

(e)                                  Upon receipt in the Collection Account of the amount to be deposited by the Servicer with respect to any Loan that is to be assigned and transferred to the Servicer in accordance with Section 2.03 of the Servicing Agreement, such Loan (together with all other Purchased Assets relating thereto existing on such date or thereafter arising, and any and all proceeds of the Loan or any such Purchased Assets) shall automatically be released from the lien of this Indenture, without further action of any party hereto.

(f)                                   On the date when any Loan becomes a Charged-Off Loan in accordance with the Credit and Collection Policy, there shall automatically be released from the lien of this Indenture, without further action of any party hereto, such Charged-Off Loan, all rights to payment and amounts due or to become due with respect to all of the foregoing, and all proceeds thereof; provided, that all recoveries and other amounts collected by any Co-Issuer or the Servicer with respect to any Charged-Off Loan in accordance with the Credit and Collection Policy, including any insurance proceeds allocable to such Loan, shall be paid to the Co-Issuers, shall be deposited in the Collection Account, shall be subject to the lien of this Indenture, and shall be applied as provided herein.

(g)                                  On the date of any Intra-Month Draw Advance, which must be a Business Day, based solely upon written instruction furnished to the Paying Agent by the Servicer at least one Business Day prior to such date, the Paying Agent shall distribute to the Servicer first, from amounts on deposit in the Collection Account and second, from amounts on deposit in the Advance Reserve Account, the aggregate amount to be distributed by the Servicer on such date as Intra-Month Draw Advances as specified in the applicable written instruction furnished to the Paying Agent by the Servicer, and such funds, upon distribution by the Paying Agent to the Servicer pursuant to this Section 8.05(g), shall automatically be released from the lien of this Indenture, without further action of any party hereto.

(h)                                 The Indenture Trustee shall release the Loans and related Purchased Assets from the lien of this Indenture in connection with an optional redemption pursuant to Section 8.07 hereof.

SECTION 8.06              Application of Available Funds, the Reserve Account Draw Amount and the Advance Reserve Account Draw Amount.

(a)                                 The Paying Agent shall distribute on each Payment Date, based solely upon written instruction furnished to the Paying Agent by the Servicer (which instruction may be included in the Monthly Servicer Report), the Available Funds with respect to such Payment Date, in the following order of priority:

(i)                                     (1) first, pro rata (based on amounts owing), (A) to the Indenture Trustee, the Paying Agent and the Note Registrar for amounts due to the Indenture Trustee, the Paying Agent or the Note Registrar pursuant to the applicable provisions of the Indenture, (B) to the Loan Trustees all fees and all reasonable out-of-pocket expenses then due to the Loan Trustees pursuant to the terms of the Loan Trust Agreements, (C) to the Back-up Servicer, any expenses of the Back-up Servicer (other than Servicing Transition Costs) reimbursable pursuant to the Back-up Servicing Agreement, if any, that have not been paid by the Servicer and (D) to the Custodian, an amount equal to all fees and all reasonable out-of-pocket expenses then due to the Custodian pursuant to the terms of the Custodial Agreement; and (2) second, to the Indenture Trustee and any other Person entitled thereto, pro rata (based on amounts owing), any indemnified amounts due and owing from the Co-Issuers pursuant to any Transaction Document; provided, that the aggregate amount paid under the foregoing clauses (1) (A), (B), (C) and (2) above shall not exceed $200,000 during any calendar year; provided, further that if an Event of Default shall have occurred and be continuing as of such Payment Date, the foregoing cap shall not apply;

(ii)                                  to the Back-up Servicer, (x) an amount equal to the Back-up Servicing Fee for such Payment Date, plus the amount of any Back-up Servicing Fee previously due but not previously paid to the Back-up Servicer; and (y) in the event that a Servicing Transition Period has commenced under the Back-up Servicing Agreement, an amount equal to the Servicing Transition Costs, if any, that have not been paid by the Servicer pursuant to the Back-up Servicing Agreement; provided, that the aggregate amount paid pursuant to this clause (y) on all Payment Dates shall not exceed $400,000;

(iii)                               pro rata (based on amounts owing) (A) to the Servicer, an amount equal to the Servicing Fee for such Payment Date, plus the amount of any Servicing Fee previously due but not previously paid to the Servicer, and (B) to the Administrator, an amount equal to the Administration Fee for such Payment Date, plus the amount of any Administration Fee previously due but not previously paid to the Administrator;

(iv)                              to the Advance Reserve Account, an amount equal to the lesser of (x) the Advance Reserve Account Shortfall Amount and (y) all funds remaining after giving effect to the distributions in clause (i) through (iii) above;

(v)                                 to the Class A Noteholders, an amount equal to the Class A Monthly Interest Amount for such Payment Date, plus the amount of any Class A Monthly Interest Amount previously due but not previously paid to the Class A Noteholders with interest thereon at the Class A Interest Rate;

(vi)                              to the Principal Distribution Account, an amount equal to the lesser of (x) the First Priority Principal Payment for such Payment Date and (y) all funds remaining after giving effect to the distributions in clauses (i) through (v) above;

(vii)                           to the Class B Noteholders, an amount equal to the Class B Senior Interest Amount for such Payment Date, plus the amount of any Class B Senior Interest previously due but not previously paid to the Class B Noteholders with interest thereon at the Class B Interest Rate from the date such payment was due;

(viii)                        to the Principal Distribution Account, an amount equal to the lesser of (x) the Second Priority Principal Payment for such Payment Date and (y) all funds remaining after giving effect to the distributions in clauses (i) through (vii) above;

(ix)                              to the Class B Noteholders, an amount equal to the Class B Subordinated Interest Amount for such Payment Date, plus the amount of any Class B Subordinated Interest Amount previously due but not previously paid to the Class B Noteholders with interest thereon at the Class B Interest Rate from the date such payment was due;

(x)                                 to the Class C Noteholders, an amount equal to the Class C Monthly Interest Amount for such Payment Date, plus the amount of any Class C Monthly Interest Amount previously due but not previously paid to the Class C Noteholders with interest thereon at the Class C Interest Rate;

(xi)                              to the Principal Distribution Account, an amount equal to the lesser of (x) the Third Priority Principal Payment for such Payment Date and (y) all funds remaining after giving effect to the distributions in clauses (i) through (x) above;

(xii)                           to the Class C Noteholders, an amount equal to the Class C Subordinated Interest Amount for such Payment Date, plus the amount of any Class C Subordinated Interest Amount previously due but not previously paid to the Class C Noteholders with interest thereon at the Class C Interest Rate from the date such payment was due;

(xiii)                        to the Class D Noteholders, an amount equal to the Class D Senior Interest Amount for such Payment Date, plus the amount of any Class D Senior

Interest previously due but not previously paid to the Class D Noteholders with interest thereon at the Class D Interest Rate from the date such payment was due;

(xiv)                       to the Principal Distribution Account, an amount equal to the lesser of (x) the Fourth Priority Principal Payment for such Payment Date and (y) all funds remaining after giving effect to the distributions in clauses (i) through (xiii) above;

(xv)                          to the Class D Noteholders, an amount equal to the Class D Subordinated Interest Amount for such Payment Date, plus the amount of any Class D Subordinated Interest Amount previously due but not previously paid to the Class D Noteholders with interest thereon at the Class D Interest Rate from the date such payment was due;

(xvi)                       to the Class E Noteholders, an amount equal to the Class E Senior Interest Amount for such Payment Date, plus the amount of any Class E Senior Interest previously due but not previously paid to the Class E Noteholders with interest thereon at the Class E Interest Rate from the date such payment was due;

(xvii)                    an amount equal to the lesser of (x) the Fifth Priority Principal Payment for such Payment Date and (y) all funds remaining after giving effect to the distributions in clauses (i) through (xvi) above, to be deposited into the Principal Distribution Account;

(xviii)                 to the Class E Noteholders, an amount equal to the Class E Subordinated Interest Amount for such Payment Date, plus the amount of any Class E Subordinated Interest Amount previously due but not previously paid to the Class E Noteholders with interest thereon at the Class E Interest Rate from the date such payment was due;

(xix)                       to the Reserve Account, an amount equal to the lesser of (x) the Required Reserve Account Amount and (y) all funds remaining after giving effect to the distributions in clauses (i) through (xviii) above;

(xx)                          an amount equal to the lesser of (x) the Regular Principal Distribution Amount and (y) all funds remaining after giving effect to the distributions in clauses (i) through (xix) above, to be deposited into the Principal Distribution Account;

(xxi)                       to the Indenture Trustee, the Custodian, the Note Registrar, the Paying Agent, the Loan Trustees, the Servicer, the Administrator and the Back-up Servicer, as applicable, an amount equal to the lesser of (x) pro rata (based on amounts owing), fees and reasonable out-of-pocket expenses and indemnity amounts to the extent not paid in full pursuant to clause (i) above (and, in the case of the Back-up Servicer, which are reimbursable pursuant to the Back-up Servicing Agreement, if any, not paid by the Servicer) and (y) all funds remaining after giving effect to the distributions in clauses (i) through (xx) above;

(xxii)                    to the Co-Issuers for payment of Other Co-Issuer Obligations then due and owing; and

(xxiii)                 any remainder to the Allocation Agent for payment to the Co-Issuers as separately agreed among the Allocation Agent and the Co-Issuers.

(b)                                 On each Payment Date, any amounts allocated to the Principal Distribution Account pursuant to Section 8.06(a) above shall be applied as follows:

(i)                                     first, to the Class A Noteholders in reduction of the Class A Note Balance, until the Class A Note Balance has been reduced to zero;

(ii)                                  second, to the Class B Noteholders in reduction of the Class B Note Balance, until the Class B Note Balance has been reduced to zero;

(iii)                               third, to the Class C Noteholders in reduction of the Class C Note Balance, until the Class C Note Balance has been reduced to zero;

(iv)                              fourth, to the Class D Noteholders in reduction of the Class D Note Balance, until the Class D Note Balance has been reduced to zero; and

(v)                                 fifth, to the Class E Noteholders in reduction of the Class E Note Balance, until the Class E Note Balance has been reduced to zero.

SECTION 8.07              Optional Redemption of the Notes.

(a)                                 The Co-Issuers shall retire the Notes in the event that the Servicer exercises its option, subject to the consent of the members of the Sellers, to purchase all of the Loans from the Co-Issuers, the proceeds of which will be used to retire the Notes, at any time on or after the Payment Date on which the Aggregate Principal Balance of the Outstanding Notes (prior to any principal payments to be made on such Payment Date) is less than or equal to twenty percent (20%) of the Aggregate Principal Balance of the Outstanding Notes on the Closing Date.

(b)                                 The aggregate redemption price for the remaining Loans (together with all other Purchased Assets relating thereto) in connection with exercise of the option described in clause (a) will be equal to the sum of (i) the aggregate Loan Principal Balance of each remaining Loan, plus accrued and unpaid interest thereon and (ii) any expenses, indemnification amounts or other reimbursements owed to the Indenture Trustee, the Servicer, the Custodian, the Loan Trustees, the Paying Agent, the Note Registrar or the Back-up Servicer, and in any event must be at least equal to the amount necessary to redeem the Notes in full on the final Payment Date in accordance with Section 8.06.

(c)                                  The Co-Issuers may, at their option, redeem the Notes in whole on any Payment Date on or after the Payment Date occurring in October 2015.  With respect to any redemption of Notes occurring on or after the Payment Date occurring in October 2015 but prior to the Payment Date in October 2016, the redemption price for any Class of Notes shall be the sum of (i) 100% of the outstanding principal balance of the Notes of the applicable Class to be redeemed, plus (ii) in the case of Class A Notes, Class B Notes, Class C Notes or Class D Notes, the applicable Specified Call Premium Amount for such Notes, plus (iii) accrued and unpaid interest and fees in respect of such Notes.  With respect to any redemption of Notes occurring on or after the Payment Date occurring in October 2016, the redemption price for any Class of Notes shall be the sum of (i) 100% of the outstanding principal balance of the Notes of the applicable Class to be redeemed, plus (ii) accrued and unpaid interest and fees in respect of such Notes.  The payment of any redemption price and the determination of any Specified Call Premium Amount will be based on the Note Balance of the Notes after payments are made in respect of the Loans and application, if any, of amounts on deposit in the Reserve Account on such redemption date.

(d)                                 In order to redeem Notes as set forth in clause (a) or (c) above, the Co-Issuers (in such capacity, the “Redeeming Party”), shall provide written notice of its exercise of such option to the Indenture Trustee and Note Registrar at least fifteen (15) days (or such shorter period as may be acceptable to the Note Registrar) prior to its exercise.  Following receipt of such notice, the Note Registrar, shall provide written notice to the applicable Noteholders of the proposed final payment on the Notes; provided, however, that such notice may and shall be revoked upon direction of the Co-Issuers at any time prior to the deposit of the Redemption Price with the Paying Agent as described below in this Section 8.07(d).  Such notice to Noteholders shall to the extent practicable be mailed no later than five (5) Business Days prior to such final Payment Date and shall specify that payment of the principal amount, any Specified Call Premium Amount and any interest due with respect to such Note at the final Payment Date will be payable only upon presentation and surrender of such Note and shall specify the place where such Note may be presented and surrendered for such final payment.  No interest shall accrue on the Notes on or after the Stated Maturity Date or any such other final Payment Date. Prior to 10:00 a.m., New York City time on the Payment Date on which such purchase or redemption is to be made, the Redeeming Party shall deposit the Redemption Price, including any applicable Specified Call Premium Amount, with the Paying Agent, who shall, on such Payment Date after receipt of the funds, apply such funds to make payments of all amounts owing to the transaction parties, pursuant to any Transaction Document and make final payments of principal and interest on the Notes in accordance with Section 8.06 hereof and this Indenture shall be discharged subject to the provisions of Section 4.01 hereof.

SECTION 8.08              Distributions and Payments to Noteholders.

(a)                                 Payments shall be made to, and reports shall be provided to, Noteholders as set forth herein and in the Servicing Agreement.  The identity of the Noteholders with respect to distributions and reports shall be determined as of the immediately preceding Record Date.

(b)                                 Subject to the provisions of Section 5.05 hereof, on each Payment Date, the Paying Agent, in accordance with the Monthly Servicer Report and Section 8.06, shall pay to each Noteholder of record on the related Record Date (other than as provided in Section 10.02 hereof) or to such other Person as may be specified in Section 8.06, such amounts held by the Paying Agent that are allocated and available on such Payment Date to pay amounts payable to the Noteholders or such other Person pursuant to Section 8.06.

(c)                                  Except as provided in Section 10.02 hereof with respect to a final distribution, distributions to Noteholders hereunder shall be made by wire transfer of same day funds to the account that has been designated by the applicable Noteholders not less than five (5) Business Days prior to such Payment Date.

SECTION 8.09              Reports and Statements to Noteholders.

(a)                                 Not later than the second Business Day preceding each Payment Date, the Servicer shall deliver to the Co-Issuers, the Back-up Servicer, the Paying Agent and the Indenture Trustee, a Monthly Servicer Report, substantially in the form of Exhibit C hereto, prepared by the Servicer.

(b)                                 A copy of each Monthly Servicer Report and Officer’s Certificate delivered pursuant to Section 2.07 of the Servicing Agreement may be obtained by any Noteholder or any beneficial owner thereof by a request in writing to the Servicer.  The Paying Agent shall make each Monthly Servicer Report and each such Officer’s Certificate available to the Noteholders via its website at http://www.ctslink.com.

(c)                                  On or before March 31 of each calendar year, beginning with calendar year 2015, the Paying Agent, shall, upon written request, furnish or cause to be furnished to each Person who at any time during the preceding calendar year was a Noteholder, a report prepared by the Servicer containing the information which is required to be contained in the Monthly Servicer Report delivered pursuant to paragraph (a) above aggregated for such calendar year or the applicable portion thereof during which such Person was a Noteholder, together with other information as is required to be provided by an Co-Issuers of indebtedness under the Internal Revenue Code.  Such obligation of the Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Paying Agent pursuant to any requirements of the Internal Revenue Code as from time to time in effect.

ARTICLE IX
Supplemental Indentures

SECTION 9.01              Supplemental Indentures Without Consent of Noteholders.

(a)                                 Without the consent of the Holders of any Notes, the Co-Issuers, the Servicer, the Paying Agent, the Note Registrar and the Indenture Trustee, when authorized by an Issuer Order executed by each of the Co-Issuers, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Indenture Trustee and the Paying Agent, for any of the following purposes:

(i)                                     to correct or amplify the description of any property at any time subject to the lien of this Indenture, or better to assure, convey and confirm unto the Indenture Trustee any property subject or required to be subjected to the lien of this Indenture, or to subject to the lien of this Indenture additional property;

(ii)                                  to add to the covenants of the Co-Issuers, for the benefit of the Holders of the Notes, or to surrender any right or power herein conferred upon the Co-Issuers;

(iii)                               to convey, transfer, assign, mortgage or pledge any property to the Indenture Trustee;

(iv)                              to cure any ambiguity, to correct or supplement any provision herein or in any supplemental indenture that may be inconsistent with any other provision herein or in any supplemental indenture or to make any other provisions with respect to matters or questions arising under this Indenture or in any supplemental indenture, including without limitation to cure any ambiguity or make any correction as a result of any discrepancy or inconsistency between any offering materials used by the Co-Issuers in connection with the sale of the Notes and the provisions of this Indenture or of any supplemental indenture; provided, that such action shall not adversely affect the interests of the Holders of any Notes in any material respect; or

(v)                                 to evidence and provide for the acceptance of the appointment hereunder by a successor indenture trustee and to add to or change any of the provisions of this Indenture as shall be necessary to facilitate the administration of the trusts hereunder by more than one indenture trustee, pursuant to the requirements of Article VI.

The Indenture Trustee, the Paying Agent and the Note Registrar are hereby authorized to join in the execution of any such supplemental indenture and to make any further appropriate agreements and stipulations that may be therein contained.

(b)                                 The Co-Issuers, the Servicer, the Paying Agent, the Note Registrar and the Indenture Trustee, when authorized by an Issuer Order executed by each of the Co-Issuers, may, also without the consent of any Noteholders of any Notes, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Holders of the Notes under this Indenture; provided, however, that (i) the Co-Issuers, at their own expense, shall have delivered to the Indenture Trustee an Opinion of Counsel and an Officer’s Certificate, each dated the date of any such supplemental indenture action and stating that such supplemental indenture will not have an Adverse Effect and is permitted by this agreement, and (ii) the Co-Issuers shall have delivered to the Indenture Trustee a Tax Opinion, dated the date of any such action, addressing such action.

(c)                                  Additionally, the Co-Issuers, the Paying Agent, the Note Registrar and the Indenture Trustee, when authorized by an Issuer Order executed by each of the Co-Issuers, may, without the consent of any Noteholders, enter into an indenture or indentures supplemental hereto to add, modify or eliminate such provisions as may be necessary or advisable in order to enable all or any portion of the Co-Issuers to avoid the imposition of state or local income or franchise taxes imposed on the Co-Issuers’ property or its income; provided, however, that (i) such amendment does not affect the rights, duties or obligations of the Indenture Trustee, the

Paying Agent or the Note Registrar hereunder without their consent, as applicable, and (ii) the Co-Issuers deliver to the Indenture Trustee and the Paying Agent a Tax Opinion, dated the date of any such action, addressing such action.

SECTION 9.02              Supplemental Indentures With Consent of Noteholders.

The Co-Issuers, the Servicer, the Paying Agent, the Note Registrar and the Indenture Trustee, when authorized by an Issuer Order executed by each of the Co-Issuers, also may, with the consent of the Holders of not less than a majority of the aggregate unpaid principal amount of the Outstanding Notes, by Act of such Holders delivered to the Co-Issuers, the Paying Agent, the Note Registrar and the Indenture Trustee, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Noteholders under this Indenture; provided, however, that the Co-Issuers shall have delivered to the Indenture Trustee and the Paying Agent a Tax Opinion, dated the date of any such action, addressing such action; and provided, further, that, notwithstanding anything to the contrary contained herein, including, without limitation, Section 9.01, no supplemental indenture shall, without the consent of the Holder of each Outstanding Note affected thereby:

(a)                                 change the date of payment of any installment of principal of or interest on any Note, or reduce the principal amount thereof, the Interest Rate specified thereon or the redemption price with respect thereto, change the provisions of this Indenture relating to the application of collections on, or the proceeds of the sale of, all or any portion of the Trust Estate to payment of principal of or interest on the Notes, or change any place of payment where, or the coin or currency in which, any Note or any interest thereon is payable or impair the right to institute suit for the enforcement of the provisions of this Indenture requiring the application of funds available therefor, as provided in Article V, to the payment of any such amount due on the Notes on or after the respective due dates thereof (or, in the case of redemption, the Redemption Date);

(b)                                 reduce the percentage of the aggregate unpaid principal amount of all Outstanding Notes, the consent of the Holders of which is required for any such supplemental indenture, or the consent of the Holders of which is required for any waiver of compliance with the provisions of this Indenture or defaults hereunder and their consequences as provided for in this Indenture;

(c)                                  reduce the percentage of the aggregate unpaid principal amount of any Outstanding Notes, the consent of the Holders of which is required to direct the Indenture Trustee to sell or liquidate the Trust Estate if the proceeds of such sale would be insufficient to pay the principal amount and accrued but unpaid interest on the Outstanding Notes;

(d)                                 modify any of the provisions of this Indenture in such manner as to affect the calculation of the amount of any payment of interest or principal due on any Note on any Payment Date (including the calculation of any of the individual components of such calculation) or to affect the rights of the Holders of Notes to the benefit of any provisions for the mandatory redemption of the Notes contained herein;

(e)                                  modify or alter the provisions of this Indenture prohibiting the voting of Notes held by the Co-Issuers or by any other obligor on the Notes;

(f)                                   permit the creation of any Lien ranking prior to or on a parity with the lien of this Indenture or, except as otherwise permitted or contemplated herein, terminate the Lien of this Indenture on any part of the Trust Estate or deprive the Holder of any Note of the security provided by the Lien of this Indenture;

(g)                                  modify or alter any provisions (including any relevant definitions) relating to the pro rata treatment of payments to any Class of Notes; or

(h)                                 (w) reduce the Required Overcollateralization Amount or change the manner in which the Adjusted Loan Principal Balance is calculated or structured, (x) modify the definition of “First Priority Principal Payment”, “Second Priority Principal Payment”, “Third Priority Principal Payment”, “Fourth Priority Principal Payment”, “Fifth Priority Principal Payment”, “Regular Principal Distribution Amount”, “Advance Reserve Account Shortfall Amount” or “Event of Default” (or any defined term used therein), (x) modify the provisions of this Section 9.02, (y) amend or supplement Section 8.03 hereof with respect to the provisions of permitting monthly deposits of Collections by the Servicer or Section 8.05 hereof with respect to the provisions permitting the release of Loans from the lien of the Indenture or (z) amend or supplement Section 8.06 hereof with respect to the priority and distribution of Available Funds.

It shall not be necessary for any Act of Noteholders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

Promptly after the execution by the Co-Issuers, the Servicer, the Paying Agent, the Note Registrar and the Indenture Trustee of any supplemental indenture pursuant to this Section, the Indenture Trustee shall mail to the Holders of the Notes to which such amendment or supplemental indenture relates written notice setting forth in general terms the substance of such supplemental indenture.  Any failure of the Indenture Trustee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

SECTION 9.03              Execution of Supplemental Indentures.

In executing any supplemental indenture permitted by this Article IX or the modification thereby of the trusts created by this Indenture, the Indenture Trustee and the Paying Agent shall be entitled to receive, and subject to Sections 6.01 and 6.02, shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture.

The Indenture Trustee, the Paying Agent and the Note Registrar may, but shall not be obligated to, enter into any supplemental indenture that affects its (as such or in its individual capacity) own rights, duties, liabilities, benefits, protections, privileges or immunities under this Indenture or otherwise.

Any supplemental indenture affecting the right, duties, immunities or liabilities of the Loan Trustees shall require the Loan Trustees’ written consent.

SECTION 9.04              Effect of Supplemental Indenture.

Upon the execution of any supplemental indenture under this Article IX, this Indenture shall be modified and amended in accordance therewith with respect to the Notes affected thereby, and the respective rights, limitations of rights, obligations, duties, liabilities and immunities under this Indenture of the Indenture Trustee, the Paying Agent, the Note Registrar, the Co-Issuers, the Loan Trustees, the Servicer and the Holders of the Notes shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and the terms and conditions of any such supplemental indenture shall be deemed to be a part of this Indenture for any and all purposes.

SECTION 9.05              Reference in Notes to Supplemental Indentures.

Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article IX may, and if required by the Co-Issuers or the Indenture Trustee shall, bear a notation in form approved by the Indenture Trustee as to any matter provided for in such supplemental indenture.  If the Co-Issuers shall so determine, new Notes so modified as to conform, in the opinion of the Indenture Trustee and the Co-Issuers, to any such supplemental indenture may be prepared and executed by the Co-Issuers and authenticated and delivered by the Note Registrar in exchange for the Outstanding Notes.

ARTICLE X
Termination

SECTION 10.01       Termination of Indenture.

The respective obligations and responsibilities of the Co-Issuers, the Loan Trustees, the Servicer, the Paying Agent, the Note Registrar and the Indenture Trustee created hereby (other than those which by their terms survive) shall terminate upon payment in full of all Outstanding Notes and the satisfaction in full of all other obligations of the Co-Issuers, the Loan Trustees, the Servicer, the Paying Agent, the Note Registrar and the Indenture Trustee pursuant to this Indenture.

SECTION 10.02       Final Distribution.

(a)                                 The Servicer shall give the Indenture Trustee, the Paying Agent and the Note Registrar at least fifteen (15) days prior written notice of the Payment Date on which the Noteholders may surrender their Notes for payment of the final distribution on and cancellation of such Notes.  Such notice shall be accompanied by an Officer’s Certificate of the Servicer setting forth the information specified in Section 2.07 of the Servicing Agreement covering the period during the then-current calendar year through the date of such notice.  To the extent practicable, not later than five (5) Business Days prior to such final Payment Date, the Indenture Trustee shall provide notice to Noteholders specifying (i) the date upon which final payment of the Notes will be made upon presentation and surrender of such Notes at the office or offices therein designated, (ii) the amount of any such final payment and (iii) that the Record Date otherwise applicable to such Payment Date is not applicable, payments being made only upon presentation and surrender of such Notes at the office or offices therein specified.  The Indenture Trustee shall give such notice to the Note Registrar and the Paying Agent (if other than the Indenture Trustee) at the time such notice is given to Noteholders.

(b)                                 Notwithstanding a final distribution to the Noteholders (or the termination of the Co-Issuers), except as otherwise provided in this paragraph, all funds then on deposit in the Collection Account, shall continue to be held in trust for the benefit of such Noteholders and the Indenture Trustee shall pay such funds to such Noteholders upon surrender of their Notes.  In the event that all such Noteholders shall not surrender their Notes for cancellation within six (6) months after the date specified in the notice from the Indenture Trustee described in paragraph (a), the Indenture Trustee shall give a second notice to the remaining such Noteholders to surrender their Notes for cancellation and receive the final distribution with respect thereto.  If within one (1) year after the second notice all such Notes shall not have been surrendered for cancellation, the Indenture Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining such Noteholders concerning surrender of their Notes pursuant to and as described in Section 3.03.  The Indenture Trustee shall pay to the Co-Issuers any monies held by them for the payment of principal or interest that remains unclaimed for two (2) years pursuant to and as described in Section 3.03.  After payment to the Co-Issuers, Noteholders entitled to the money must look to the Co-Issuers for payment as general creditors unless an applicable abandoned property law designates another Person.

ARTICLE XI
Miscellaneous

SECTION 11.01       Compliance Certificates.

Upon any application or request by the Co-Issuers to the Indenture Trustee to take any action under any provision of this Indenture, the Co-Issuers shall furnish to the Indenture Trustee an Officer’s Certificate of the Co-Issuers stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with.

Every certificate with respect to compliance with a condition or covenant provided for in this Indenture shall include:

(i)                                     a statement that each signatory of such certificate has read or has caused to be read such covenant or condition and the definitions herein relating thereto;

(ii)                                  a brief statement as to the nature and scope of the examination or investigation upon which the statements contained in such certificate are based;

(iii)                               a statement that, in the opinion of each such signatory, such signatory has made such examination or investigation as is necessary to enable such signatory to express an informed opinion as to whether or not such covenant or condition has been complied with; and

(iv)                              a statement as to whether, in the opinion of each such signatory, such condition or covenant has been complied with.

SECTION 11.02       Form of Documents Delivered to Indenture Trustee.

In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

Any certificate or opinion of an Authorized Officer of the Co-Issuers may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such Authorized Officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which such Authorized Officer’s certificate or opinion is based are erroneous.  Any such certificate of an Authorized Officer or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Servicer, the Co-Issuers or the Administrator, stating that the information with respect to such factual matters is in the possession of the Servicer, the Co-Issuers or the Administrator, unless such Authorized Officer or counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

Where any Person is required to make, give or execute two (2) or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

SECTION 11.03       Acts of Noteholders.

(a)                                 Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by an agent duly appointed in writing and satisfying any requisite percentages as to minimum number or Dollar value of aggregate unpaid principal amount represented by such Noteholders; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Indenture Trustee, and, where it is hereby expressly required, to the Co-Issuers.  Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the “Act” of the Noteholders signing such instrument or instruments.  Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and conclusive in favor of the Indenture Trustee and the Co-Issuers, if made in the manner provided in this Section 11.03.

(b)                                 The fact and date of the execution by any Person of any such instrument or writing may be proved in any manner which the Indenture Trustee deems sufficient.

(c)                                  The ownership of Notes shall be proved by the Note Register.

(d)                                 Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Notes shall bind the Holder (and any transferee thereof) of every Note issued upon the registration thereof, in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Indenture Trustee or the Co-Issuers in reliance thereon, whether or not notation of such action is made upon such Note.

SECTION 11.04       Notices, Etc.

Any request, demand, authorization, direction, notice, consent, waiver or Act of Noteholders or other documents provided or permitted by the Indenture to be in writing and shall be made upon, given or furnished to, or filed with:

(a)                                 the Indenture Trustee shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to a Responsible Officer, by facsimile transmission or by other means acceptable to the Indenture Trustee to or with the Indenture Trustee at its Corporate Trust Office; or

(b)                                 the Co-Issuers shall be sufficient for every purpose hereunder if in writing and mailed, first-class postage prepaid, to the Co-Issuers addressed to it at SpringCastle Funding Asset-Backed Notes, c/o Springleaf Finance, Inc., 601 NW Second Street, Evansville Indiana 47708, Attention: General Counsel, Facsimile: (812) 468-5396, or at any other address previously furnished in writing to the Indenture Trustee by the Co-Issuers.

The Co-Issuers shall promptly transmit any notice received by it from the Noteholders to the Indenture Trustee.

SECTION 11.05       Notices to Noteholders; Waiver.

Where this Indenture provides for notice to Noteholders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided), if in writing and mailed by first-class mail postage prepaid or national overnight courier service to each Noteholder affected by such event, at its address as it appears on the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice.  In any case where notice to Noteholders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Noteholder shall affect the sufficiency of such notice with respect to other Noteholders and any notice which is mailed in the manner herein provided shall conclusively be presumed to have been duly given.

Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice.  Waivers of notice by Noteholders shall be filed with the Indenture Trustee but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

In the event that, by reason of the suspension of regular mail service, it shall be impractical to mail notice of any event to Noteholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Indenture Trustee shall be deemed to be a sufficient giving of such notice.

SECTION 11.06       Effect of Headings and Table of Contents.

The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

SECTION 11.07       Successors and Assigns.

All covenants and agreements in this Indenture by the Co-Issuers, the Loan Trustees and the Servicer shall bind their respective successors and assigns, whether so expressed or not.  All covenants and agreements of the Indenture Trustee in this Indenture shall bind its successors and assigns. Notwithstanding the foregoing, no party hereto may assign its rights or obligations under this Indenture without the prior written consent of each other party hereto.

SECTION 11.08       Separability.

In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 11.09       Benefits of Indenture.

Nothing in this Indenture or in the Notes, express or implied, shall give to any Person, other than the parties hereto, the Noteholders, and their respective successors hereunder, any benefit or any legal or equitable right, remedy or claim under this Indenture.

SECTION 11.10       Legal Holidays.

In any case where the date on which any payment is due shall not be a Business Day, then (notwithstanding any other provision of the Notes or this Indenture) payment need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date on which nominally due.

SECTION 11.11       Governing Law.

(a)                                 THIS INDENTURE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW).

(b)                                 Regardless of any provision in any other agreement, for purposes of the UCC, the State of New York shall be deemed to be the “bank’s jurisdiction” (within the meaning of Section 9-304 of the UCC) and the “securities intermediary’s jurisdiction” (within the meaning of Section 8-110 of the UCC) for each of the Paying Agent and the Indenture Trustee.

SECTION 11.12       Counterparts.

This Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

SECTION 11.13       Recording of Indenture.

If this Indenture is subject to recording in any appropriate public recording offices, such recording is to be effected by the Co-Issuers and at its expense accompanied by an Opinion of Counsel (which shall be counsel reasonably acceptable to the Indenture Trustee) to the effect that such recording is necessary either for the protection of the Noteholders or any other Person secured hereunder or for the enforcement of any right or remedy granted to the Indenture Trustee under this Indenture.

SECTION 11.14       Inspection.

The Co-Issuers agrees that, on reasonable prior notice, it will permit any representative of the Indenture Trustee, during the Co-Issuers’ normal business hours, to examine all the books of account, records, reports, and other papers of the Co-Issuers, to make copies and extracts therefrom, to cause such books to be audited by Independent certified public accountants, and to discuss the Co-Issuers’ affairs, finances and accounts with the Co-Issuers’ officers, employees, and Independent certified public accountants, all at such reasonable times and as often as may be reasonably requested.  The Indenture Trustee shall, and shall cause its representatives, to hold in confidence all such information except to the extent disclosure may be required by law (and all reasonable applications for confidential treatment are unavailing) and except to the extent that the Indenture Trustee may reasonably determine that such disclosure is consistent with its obligations hereunder or is required by the UCC.

SECTION 11.15       Co-Issuers Obligations.

No recourse may be taken, directly or indirectly, with respect to the obligations of the Co-Issuers, the Loan Trustees, or the Indenture Trustee on the Notes or under this Indenture or any certificate or other writing delivered in connection herewith or therewith, against (i) the Indenture Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Co-Issuers or (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Indenture Trustee in its individual capacity, any holder of a beneficial interest in the Co-Issuers, the Loan Trustees or the Indenture Trustee or of any successor or assign of the Indenture Trustee in its individual capacity.

Each Loan Trustee is entering into this Indenture not in its individual capacity but solely as Loan Trustee and, accordingly, each Loan Trustee shall incur no personal liability in connection herewith or the transactions contemplated hereby.

SECTION 11.16       No Bankruptcy Petition; Disclaimer and Subordination.

(a)                                 Each of the Servicer, the Indenture Trustee and each Noteholder (by acceptance of the applicable Notes) covenants and agrees that it will not institute against any of the Sellers or the Co-Issuers, or solicit or join in or cooperate with or encourage any other Person in instituting against any of the Sellers or the Co-Issuers, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceedings under the laws of the United States of America or any state of the United States of America.  The parties hereto agree that the obligations under this Section 11.16 shall survive termination of this Indenture.

(b)                                 The provisions of this Section 11.16 shall be for the third party benefit of those entitled to rely thereon and shall survive the termination of this Indenture.

SECTION 11.17       Tax Matters; Administration of Transfer Restrictions.

(a)                                 Notwithstanding anything to the contrary herein, each of the Servicer and Paying Agent (or any other applicable withholding agent) shall be entitled to withhold any amount in respect of a Note that it determines in its sole discretion is required to be withheld pursuant to applicable law and such amount shall be deemed to have been paid for all purposes of the Indenture.

(b)                                 Each Noteholder agrees that prior to the date on which the first interest payment hereunder is due thereto, it will provide to the Servicer and the Paying Agent (i) if such Noteholder is not a “United States person” within the meaning of Section 7701(a)(30) of the Internal Revenue Code, two duly completed copies of the United States Internal Revenue Service Form W-8ECI, Form W-8IMY, Form W-8BEN, or Form W-8BEN-E, as applicable, or in each case successor applicable or required forms, (ii) in any other case, a duly completed copy of United States Internal Revenue Service Form W-9 or successor applicable or required forms, and (iii) upon request, such other forms and information as may be reasonably required to confirm the availability of any applicable exemption from any United States federal, state or local withholding taxes (including pursuant to the Foreign Account Tax Compliance Act). Each Noteholder agrees to provide to the Servicer and the Paying Agent like additional subsequent duly completed forms (subject to like consent) satisfactory to the Servicer and the Paying Agent on or before the date that any such form expires or becomes obsolete, or upon the occurrence of any event requiring an amendment, resubmission or change in the most recent form previously delivered by it, and to provide such extensions or renewals as may be reasonably requested by the Servicer or the Paying Agent.  Each Noteholder certifies, represents and warrants that as of the date of this Indenture, or in the case of a Noteholder which is an assignee as of the date of such assignment, that it is entitled (x) to receive payments under this Indenture without deduction or withholding of any United States federal income taxes and any United States taxes imposed under the Foreign Account Tax Compliance Act and (y) to an exemption from United States backup withholding tax.  Each Noteholder represents and warrants that it shall pay any taxes imposed on such Noteholder attributable to its interest in the Notes.

(c)                                  The Paying Agent shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under the Indenture with respect to any transfer of any interest in any Note (including any transfers between or among Holders) other than to require delivery of such certificates as are expressly required by, and to do so if and when expressly required by, this Indenture (including, without limitation, the Internal Revenue Service Forms required by this Section 11.17(b) and the transferee certifications, as set forth in Exhibits B-6 and B-7, respectively, required by Section 2.05 in connection with a transfer of Class D or Class E Notes), and to examine the same to determine material compliance as to form with the express requirements hereof.

IN WITNESS WHEREOF, the Co-Issuers, the Loan Trustees, the Servicer and the Indenture Trustee have caused this Indenture to be duly executed by their respective officers thereunto duly authorized, all as of the date first above written.

SPRINGCASTLE AMERICA FUNDING, LLC, as Co-Issuer

By:	/s/ Rhonda Jenkins
Name: Rhonda Jenkins
Title: Assistant Treasurer

SPRINGCASTLE CREDIT FUNDING, LLC, as Co-Issuer

By:	/s/ Rhonda Jenkins
Name: Rhonda Jenkins
Title: Assistant Treasurer

SPRINGCASTLE FINANCE FUNDING, LLC, as Co-Issuer

By:	/s/ Rhonda Jenkins
Name: Rhonda Jenkins
Title: Assistant Treasurer

WILMINGTON TRUST, NATIONAL ASSOCIATION, not in its individual capacity, but solely as Loan Trustee on behalf of SpringCastle America Funding, LLC

By:	/s/ Dorri Costello
Name:	Dorri Costello
Title:	Assistant Vice President

WILMINGTON TRUST, NATIONAL ASSOCIATION, not in its individual capacity, but solely as Loan Trustee on behalf of SpringCastle Credit Funding, LLC

By:	/s/ Dorri Costello
Name:	Dorri Costello
Title:	Assistant Vice President

WILMINGTON TRUST, NATIONAL ASSOCIATION, not in its individual capacity, but solely as Loan Trustee on behalf of SpringCastle Finance Funding, LLC

By:	/s/ Dorri Costello
Name:	Dorri Costello
Title:	Assistant Vice President

SPRINGLEAF FINANCE, INC., as Servicer

By:	/s/ Rhonda Jenkins
Name: Rhonda Jenkins
Title: Assistant Treasurer

2

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Paying Agent and Note Registrar

By:	/s/ Marianna C. Stershic
Name: Marianna C. Stershic
Title: Vice President

3

U.S. BANK NATIONAL ASSOCIATION, as Indenture Trustee

By:	/s/ John L. Linssen
Name: John L. Linssen
Title: Vice President

4

EXHIBIT A

FORM OF CLASS [A][B][C][D][E] NOTE

[For Rule 144A Notes, with (i) the italicized language in brackets to be included only in the Class A, Class B and Class C Notes, (ii) the italicized and underscored language in brackets to be included only in the Class A, Class B, Class C and Class D Notes, (iii) underscored language in brackets to be included only in the Class D Notes and (iv) the bolded language in brackets to be included only in the Class E Notes, which shall only be issued as Definitive Notes, unless, in any case, determined otherwise in accordance with applicable law.]

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), ANY UNITED STATES STATE SECURITIES OR “BLUE SKY” LAWS OR ANY SECURITIES LAWS OF ANY OTHER JURISDICTION, AND, AS A MATTER OF U.S. LAW, MAY NOT BE OFFERED OR SOLD IN VIOLATION OF THE SECURITIES ACT OR SUCH OTHER LAWS.  THIS NOTE, AND ANY BENEFICIAL INTEREST HEREIN, MAY BE TRANSFERRED ONLY IN MINIMUM DENOMINATIONS OF [$100,000]1 [$5,000,000]2 [$10,000,000]3 AND $1,000 INCREMENTS IN EXCESS THEREOF.  THE HOLDER HEREOF, BY PURCHASING OR ACCEPTING THIS NOTE, IS HEREBY DEEMED TO HAVE AGREED FOR THE BENEFIT OF THE CO-ISSUERS AND THE INITIAL PURCHASERS THAT IT WILL RESELL, PLEDGE OR OTHERWISE TRANSFER THIS NOTE, AS A MATTER OF U.S. LAW, ONLY [(1)] SO LONG AS THIS NOTE IS ELIGIBLE FOR RESALE, PURSUANT TO RULE 144A PROMULGATED UNDER THE SECURITIES ACT (“RULE 144A”), TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER, AS DEFINED IN RULE 144A (A “QUALIFIED INSTITUTIONAL BUYER”), THAT IS ACQUIRING THIS NOTE FOR ITS OWN ACCOUNT OR AS A FIDUCIARY OR AGENT FOR OTHERS (WHICH OTHERS MUST ALSO BE QUALIFIED INSTITUTIONAL BUYERS) TO WHOM NOTICE IS GIVEN THAT THE RESALE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, [OR (2) TO A PERSON WHO IS NOT A “U.S. PERSON” (AS DEFINED IN REGULATION S PROMULGATED UNDER THE SECURITIES ACT (“REGULATION S”)) OUTSIDE THE UNITED STATES ACQUIRING THIS NOTE IN ACCORDANCE WITH RULE 903 OR RULE 904 OF REGULATION S,] IN EACH CASE IN ACCORDANCE WITH ANY UNITED STATES STATE SECURITIES OR “BLUE SKY” LAWS OR ANY SECURITIES LAWS OF ANY OTHER JURISDICTION.

EACH NOTEHOLDER OR BENEFICIAL OWNER, BY ACCEPTANCE OF THIS NOTE, OR, IN THE CASE OF A BENEFICIAL OWNER, A BENEFICIAL INTEREST IN THIS NOTE, WILL BE DEEMED TO REPRESENT AND WARRANT THAT [EITHER (I)] IT IS NOT AND IS NOT ACTING ON BEHALF OF, OR USING THE ASSETS OF (A) AN “EMPLOYEE BENEFIT PLAN,” AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), THAT IS

1 For Class A, Class B and Class C Notes.

2 For Class D Notes.

3 For Class E Notes.

SUBJECT TO TITLE I OF ERISA, (B) A “PLAN,” AS DEFINED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “INTERNAL REVENUE CODE”), THAT IS SUBJECT TO SECTION 4975 OF THE INTERNAL REVENUE CODE, (C) AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE “PLAN ASSETS” BY REASON OF SUCH EMPLOYEE BENEFIT PLAN’S OR PLAN’S INVESTMENT IN THE ENTITY (WITHIN THE MEANING OF DEPARTMENT OF LABOR REGULATION 29 C.F.R. 2510.3-101, AS MODIFIED BY SECTION 3(42) OF ERISA) OR (D) ANY GOVERNMENTAL, CHURCH, NON-U.S. OR OTHER PLAN THAT IS SUBJECT TO ANY NON-U.S., FEDERAL, STATE OR LOCAL LAW THAT IS SUBSTANTIALLY SIMILAR TO SECTION 406 OF ERISA OR SECTION 4975 OF THE INTERNAL REVENUE CODE (“SIMILAR LAW”) OR AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE ASSETS OF ANY SUCH PLAN [OR (II) ITS ACQUISITION, CONTINUED HOLDING, AND DISPOSITION OF THIS NOTE (OR ANY INTEREST HEREIN) WILL NOT GIVE RISE TO A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE INTERNAL REVENUE CODE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION OR VIOLATION OF ANY SIMILAR LAW].

[EXCEPT AS SET FORTH IN SECTION 2.05 OF THE INDENTURE, NO TRANSFER OF A CLASS D NOTE OR BENEFICIAL INTEREST THEREIN SHALL BE EFFECTIVE, AND ANY SUCH ATTEMPTED TRANSFER SHALL BE VOID AB INITIO, UNLESS, PRIOR TO AND AS A CONDITION TO EACH SUCH TRANSFER, THE PROSPECTIVE TRANSFEREE (INCLUDING THE INITIAL BENEFICIAL OWNER AS INITIAL TRANSFEREE) AND ANY SUBSEQUENT TRANSFEREE REPRESENTS AND WARRANTS, IN WRITING, SUBSTANTIALLY IN THE FORM OF THE TRANSFEREE CERTIFICATION SET FORTH IN EXHIBIT B-6 TO THE INDENTURE, TO THE INDENTURE TRUSTEE AND THE NOTE REGISTRAR, AND ANY OF THEIR RESPECTIVE SUCCESSORS AND ASSIGNS, THAT: (A) EITHER (I) IT IS NOT AND WILL NOT BECOME FOR U.S. FEDERAL INCOME TAX PURPOSES A PARTNERSHIP, SUBCHAPTER S CORPORATION OR GRANTOR TRUST (OR A DISREGARDED ENTITY THE SINGLE OWNER OF WHICH IS ANY OF THE FOREGOING) (EACH SUCH ENTITY A “FLOW-THROUGH ENTITY”) OR (II) IF IT IS OR BECOMES A FLOW-THROUGH ENTITY, THEN (X) NONE OF THE DIRECT OR INDIRECT BENEFICIAL OWNERS OF ANY OF THE INTERESTS IN SUCH FLOW-THROUGH ENTITY HAS OR EVER WILL HAVE MORE THAN 50% OF THE VALUE OF ITS INTEREST IN SUCH FLOW-THROUGH ENTITY ATTRIBUTABLE TO THE BENEFICIAL INTEREST OF SUCH FLOW-THROUGH ENTITY IN THE NOTES, OTHER INTEREST (DIRECT OR INDIRECT) IN ANY OF THE CO-ISSUERS, OR ANY INTEREST CREATED UNDER THE INDENTURE AND (Y) IT IS NOT AND WILL NOT BE A PRINCIPAL PURPOSE OF THE ARRANGEMENT INVOLVING THE FLOW-THROUGH ENTITY’S BENEFICIAL INTEREST IN ANY CLASS D NOTE TO PERMIT ANY PARTNERSHIP TO SATISFY THE 100 PARTNER LIMITATION OF SECTION 1.7704-1(h)(1)(ii) OF THE TREASURY REGULATIONS NECESSARY FOR SUCH PARTNERSHIP NOT TO BE CLASSIFIED AS A PUBLICLY TRADED PARTNERSHIP UNDER THE INTERNAL REVENUE CODE, (B)  IT IS NOT ACQUIRING ANY CLASS D NOTE OR BENEFICIAL INTEREST THEREIN, IT WILL NOT SELL, TRANSFER, ASSIGN, PARTICIPATE, PLEDGE OR OTHERWISE DISPOSE OF ANY CLASS D NOTE(S) OR BENEFICIAL INTEREST THEREIN, AND IT WILL NOT CAUSE ANY CLASS D NOTE(S) OR BENEFICIAL INTEREST THEREIN TO

BE MARKETED, IN EACH CASE ON OR THROUGH AN “ESTABLISHED SECURITIES MARKET” WITHIN THE MEANING OF SECTION 7704(b) OF THE INTERNAL REVENUE CODE, INCLUDING, WITHOUT LIMITATION, AN INTERDEALER QUOTATION SYSTEM THAT REGULARLY DISSEMINATES FIRM BUY OR SELL QUOTATIONS, (C) ITS BENEFICIAL INTEREST IN THE CLASS D NOTES IS NOT AND WILL NOT BE IN AN AMOUNT THAT IS LESS THAN THE MINIMUM DENOMINATION FOR SUCH CLASS D NOTE SET FORTH IN THE INDENTURE, AND IT DOES NOT AND WILL NOT HOLD ANY INTEREST ON BEHALF OF ANY PERSON WHOSE BENEFICIAL INTEREST IN A CLASS D NOTE IS IN AN AMOUNT THAT IS LESS THAN THE MINIMUM DENOMINATION FOR THE CLASS D NOTES SET FORTH IN THE INDENTURE, (D) IT WILL NOT SELL, ASSIGN, TRANSFER, PLEDGE OR OTHERWISE DISPOSE OF ANY CLASS D NOTE OR ANY BENEFICIAL INTEREST THEREIN, OR ENTER INTO ANY FINANCIAL INSTRUMENT OR CONTRACT THE VALUE OF WHICH IS DETERMINED BY REFERENCE IN WHOLE OR IN PART TO ANY CLASS D NOTE OR BENEFICIAL INTEREST THEREIN, IN EACH CASE IF THE EFFECT OF DOING SO WOULD BE THAT THE BENEFICIAL INTEREST OF ANY PERSON IN THE CLASS D NOTE WOULD BE IN AN AMOUNT THAT IS LESS THAN THE MINIMUM DENOMINATION FOR THE CLASS D NOTES SET FORTH IN THE INDENTURE, (E) IT WILL NOT USE ANY CLASS D NOTE AS COLLATERAL FOR THE ISSUANCE OF ANY SECURITIES THAT COULD CAUSE ANY CO-ISSUER TO BE TREATED AS AN ASSOCIATION OR PUBLICLY TRADED PARTNERSHIP TAXABLE AS CORPORATION FOR U.S. FEDERAL INCOME TAX AND (F) IT WILL NOT TRANSFER A CLASS D NOTE OR ANY BENEFICIAL INTEREST THEREIN (DIRECTLY, THROUGH A PARTICIPATION, OR OTHERWISE) UNLESS, PRIOR TO THE TRANSFER, THE TRANSFEREE SHALL HAVE EXECUTED AND DELIVERED TO THE INDENTURE TRUSTEE AND THE NOTE REGISTRAR, AND ANY OF THEIR RESPECTIVE SUCCESSORS AND ASSIGNS, THAT A TRANSFEREE CERTIFICATION SUBSTANTIALLY IN THE FORM OF EXHIBIT B-6 TO THE INDENTURE. NOTWITHSTANDING THE FOREGOING, A TRANSFEREE (i) MAY ENGAGE IN ANY REPURCHASE TRANSACTION (REPO) THE SUBJECT MATTER OF WHICH IS A CLASS D NOTE OR ANY BENEFICIAL INTEREST THEREIN IF THE TERMS OF SUCH REPURCHASE TRANSACTION ARE GENERALLY CONSISTENT WITH PREVAILING MARKET PRACTICE AND (ii) MAY PLEDGE A CLASS D NOTE OR ANY BENEFICIAL INTEREST THEREIN IF DOING SO WILL NOT RESULT IN ANY PERSON (OTHER THAN THE TRANSFEREE) BEING TREATED FOR U.S. FEDERAL INCOME TAX PURPOSES AS THE OWNER OF ALL OR ANY PORTION OF A CLASS D NOTE OR BENEFICIAL INTEREST THEREIN.]

[EXCEPT AS SET FORTH IN SECTION 2.05 OF THE INDENTURE, NO TRANSFER OF A CLASS E NOTE OR BENEFICIAL INTEREST THEREIN SHALL BE EFFECTIVE, AND ANY SUCH ATTEMPTED TRANSFER SHALL BE VOID AB INITIO, UNLESS, PRIOR TO AND AS A CONDITION TO EACH SUCH TRANSFER, THE PROSPECTIVE TRANSFEREE (INCLUDING THE INITIAL BENEFICIAL OWNER AS INITIAL TRANSFEREE) AND ANY SUBSEQUENT TRANSFEREE REPRESENTS AND WARRANTS, IN WRITING, SUBSTANTIALLY IN THE FORM OF THE TRANSFEREE CERTIFICATION SET FORTH IN EXHIBIT B-7 TO THE INDENTURE, TO THE INDENTURE TRUSTEE AND THE NOTE REGISTRAR, AND

ANY OF THEIR RESPECTIVE SUCCESSORS AND ASSIGNS, THAT: (A) EITHER (I) IT IS NOT AND WILL NOT BECOME FOR U.S. FEDERAL INCOME TAX PURPOSES A PARTNERSHIP, SUBCHAPTER S CORPORATION OR GRANTOR TRUST (OR A DISREGARDED ENTITY THE SINGLE OWNER OF WHICH IS ANY OF THE FOREGOING) (EACH SUCH ENTITY A “FLOW-THROUGH ENTITY”) OR (II) IF IT IS OR BECOMES A FLOW-THROUGH ENTITY, THEN (X) NONE OF THE DIRECT OR INDIRECT BENEFICIAL OWNERS OF ANY OF THE INTERESTS IN SUCH FLOW-THROUGH ENTITY HAS OR EVER WILL HAVE MORE THAN 50% OF THE VALUE OF ITS INTEREST IN SUCH FLOW-THROUGH ENTITY ATTRIBUTABLE TO THE BENEFICIAL INTEREST OF SUCH FLOW-THROUGH ENTITY IN THE NOTES, OTHER INTEREST (DIRECT OR INDIRECT) IN ANY CO-ISSUER, OR ANY INTEREST CREATED UNDER THE INDENTURE AND (Y) IT IS NOT AND WILL NOT BE A PRINCIPAL PURPOSE OF THE ARRANGEMENT INVOLVING THE FLOW-THROUGH ENTITY’S BENEFICIAL INTEREST IN ANY CLASS E NOTE TO PERMIT ANY PARTNERSHIP TO SATISFY THE 100 PARTNER LIMITATION OF SECTION 1.7704-1(h)(1)(ii) OF THE TREASURY REGULATIONS NECESSARY FOR SUCH PARTNERSHIP NOT TO BE CLASSIFIED AS A PUBLICLY TRADED PARTNERSHIP UNDER THE INTERNAL REVENUE CODE, (B)  IT IS NOT ACQUIRING ANY CLASS E NOTE OR BENEFICIAL INTEREST THEREIN, IT WILL NOT SELL, TRANSFER, ASSIGN, PARTICIPATE, PLEDGE OR OTHERWISE DISPOSE OF ANY CLASS E NOTE(S) OR BENEFICIAL INTEREST THEREIN, AND IT WILL NOT CAUSE ANY CLASS E NOTE(S) OR BENEFICIAL INTEREST THEREIN TO BE MARKETED, IN EACH CASE ON OR THROUGH AN “ESTABLISHED SECURITIES MARKET” WITHIN THE MEANING OF SECTION 7704(b) OF THE INTERNAL REVENUE CODE, INCLUDING, WITHOUT LIMITATION, AN INTERDEALER QUOTATION SYSTEM THAT REGULARLY DISSEMINATES FIRM BUY OR SELL QUOTATIONS, (C) ITS BENEFICIAL INTEREST IN THE CLASS E NOTES IS NOT AND WILL NOT BE IN AN AMOUNT THAT IS LESS THAN THE MINIMUM DENOMINATION FOR SUCH CLASS E NOTE SET FORTH IN THE INDENTURE, AND IT DOES NOT AND WILL NOT HOLD ANY INTEREST ON BEHALF OF ANY PERSON WHOSE BENEFICIAL INTEREST IN A CLASS E NOTE IS IN AN AMOUNT THAT IS LESS THAN THE MINIMUM DENOMINATION FOR THE CLASS E NOTES SET FORTH IN THE INDENTURE, (D) IT WILL NOT SELL, ASSIGN, TRANSFER, PLEDGE OR OTHERWISE DISPOSE OF ANY CLASS E NOTE OR ANY BENEFICIAL INTEREST THEREIN, OR ENTER INTO ANY FINANCIAL INSTRUMENT OR CONTRACT THE VALUE OF WHICH IS DETERMINED BY REFERENCE IN WHOLE OR IN PART TO ANY CLASS E NOTE OR BENEFICIAL INTEREST THEREIN, IN EACH CASE IF THE EFFECT OF DOING SO WOULD BE THAT THE BENEFICIAL INTEREST OF ANY PERSON IN THE CLASS E NOTE WOULD BE IN AN AMOUNT THAT IS LESS THAN THE MINIMUM DENOMINATION FOR THE CLASS E NOTES SET FORTH IN THE INDENTURE, (E) IT WILL NOT USE ANY CLASS E NOTE AS COLLATERAL FOR THE ISSUANCE OF ANY SECURITIES THAT COULD CAUSE ANY CO-ISSUER TO BE TREATED AS AN ASSOCIATION OR PUBLICLY TRADED PARTNERSHIP TAXABLE AS CORPORATION FOR U.S. FEDERAL INCOME TAX PURPOSES, (F) IT WILL NOT TRANSFER A CLASS E NOTE OR ANY BENEFICIAL INTEREST THEREIN

(DIRECTLY, THROUGH A PARTICIPATION, OR OTHERWISE) UNLESS, PRIOR TO THE TRANSFER, THE TRANSFEREE SHALL HAVE EXECUTED AND DELIVERED TO THE INDENTURE TRUSTEE AND THE NOTE REGISTRAR, AND ANY OF THEIR RESPECTIVE SUCCESSORS OR ASSIGNS, A TRANSFEREE CERTIFICATION SUBSTANTIALLY IN THE FORM OF EXHIBIT B-7 TO THE INDENTURE, AND (G) IT IS A “UNITED STATES PERSON” AS DEFINED IN SECTION 7701(a)(30) OF THE INTERNAL REVENUE CODE AND WILL NOT TRANSFER TO, OR CAUSE SUCH CLASS E NOTE OR BENEFICIAL INTEREST THEREIN TO BE TRANSFERRED TO, ANY PERSON OTHER THAN A “UNITED STATES PERSON,” AS DEFINED IN SECTION 7701(a)(30) OF THE INTERNAL REVENUE CODE.  NOTWITHSTANDING THE FOREGOING, A TRANSFEREE (i) MAY ENGAGE IN ANY REPURCHASE TRANSACTION (REPO) THE SUBJECT MATTER OF WHICH IS A CLASS E NOTE OR ANY BENEFICIAL INTEREST THEREIN IF THE TERMS OF SUCH REPURCHASE TRANSACTION ARE GENERALLY CONSISTENT WITH PREVAILING MARKET PRACTICE AND (ii) MAY PLEDGE A CLASS E NOTE OR ANY BENEFICIAL INTEREST THEREIN IF DOING SO WILL NOT RESULT IN ANY PERSON (OTHER THAN THE TRANSFEREE) BEING TREATED FOR U.S. FEDERAL INCOME TAX PURPOSES AS THE OWNER OF ALL OR ANY PORTION OF A CLASS E NOTE OR BENEFICIAL INTEREST THEREIN.]

THIS NOTE AND RELATED DOCUMENTATION MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME TO MODIFY THE RESTRICTIONS ON AND PROCEDURES UNDERTAKEN OR REPRESENTED BY THE HOLDER, FOR RESALES AND OTHER TRANSFERS OF THIS NOTE, TO REFLECT ANY CHANGE IN, OR TO MAKE USE OF OTHER, APPLICABLE LAWS OR REGULATIONS (OR THE INTERPRETATION THEREOF) OR IN PRACTICES RELATING TO RESALES OR OTHER TRANSFERS OF RESTRICTED SECURITIES GENERALLY.  THE HOLDER OF THIS NOTE AND ANY BENEFICIAL OWNER OF ANY INTEREST THEREIN SHALL BE DEEMED, BY ITS ACCEPTANCE OR PURCHASE HEREOF OR THEREOF, TO HAVE AGREED TO ANY SUCH AMENDMENT OR SUPPLEMENT (EACH OF WHICH SHALL BE CONCLUSIVE AND BINDING ON THE HOLDER HEREOF AND ALL FUTURE HOLDERS OF THIS NOTE AND ANY NOTES ISSUED IN EXCHANGE OR SUBSTITUTION THEREFOR, WHETHER OR NOT ANY NOTATION THEREOF IS MADE HEREON) AND AGREES TO TRANSFER THIS NOTE ONLY IN ACCORDANCE WITH SUCH RELATED DOCUMENTATION AS SO AMENDED OR SUPPLEMENTED AND IN ACCORDANCE WITH APPLICABLE LAW IN EFFECT AT THE DATE OF SUCH TRANSFER.

[UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE NOTE REGISTRAR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON

IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE MAY BE REDUCED FROM TIME TO TIME BY DISTRIBUTIONS ON THIS NOTE ALLOCABLE TO PRINCIPAL. ACCORDINGLY, FOLLOWING THE INITIAL ISSUANCE OF THIS NOTE, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE MAY BE DIFFERENT FROM THE INITIAL PRINCIPAL AMOUNT SHOWN BELOW.  ANYONE ACQUIRING THIS NOTE MAY ASCERTAIN THE CURRENT OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE BY INQUIRY OF THE NOTE REGISTRAR.  ON THE DATE OF THE INITIAL ISSUANCE OF THIS NOTE, THE NOTE REGISTRAR IS WELLS FARGO BANK, NATIONAL ASSOCIATION.

THE HOLDER OF THIS NOTE, BY ACCEPTANCE OF THIS NOTE, AND EACH OWNER OF A BENEFICIAL INTEREST HEREIN, AGREES TO TREAT THE NOTES AS INDEBTEDNESS FOR APPLICABLE UNITED STATES FEDERAL, STATE, AND LOCAL INCOME AND FRANCHISE TAX LAW AND FOR PURPOSES OF ANY OTHER TAX IMPOSED ON, OR MEASURED BY, INCOME.

[For Regulation S Global Notes, which include only Class A Notes, Class B Notes and Class C Notes, in lieu of the foregoing legends, the following legends shall be included.]

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), ANY UNITED STATES STATE SECURITIES OR “BLUE SKY” LAWS OR ANY SECURITIES LAWS OF ANY OTHER JURISDICTION, AND, AS A MATTER OF U.S. LAW, PRIOR TO THE DATE THAT IS 40 DAYS AFTER THE LATER OF THE COMMENCEMENT OF THE OFFERING OF THE NOTES AND THE CLOSING OF THE OFFERING OF THE NOTES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO A “U.S. PERSON” (AS DEFINED IN REGULATION S PROMULGATED UNDER THE SECURITIES ACT) EXCEPT PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT IN ACCORDANCE WITH RULE 903 OR 904 UNDER REGULATION S PROMULGATED UNDER THE SECURITIES ACT AND PURSUANT TO AND IN ACCORDANCE WITH ANY UNITED STATES STATE SECURITIES OR “BLUE SKY” LAWS OR ANY SECURITIES LAWS OF ANY OTHER JURISDICTION.  THIS NOTE, AND ANY BENEFICIAL INTEREST HEREIN, MAY BE TRANSFERRED ONLY IN MINIMUM DENOMINATIONS OF $100,000 AND $1,000 INCREMENTS IN EXCESS THEREOF.

EACH NOTEHOLDER OR BENEFICIAL OWNER, BY ACCEPTANCE OF THIS NOTE, OR, IN THE CASE OF A BENEFICIAL OWNER, A BENEFICIAL INTEREST IN THIS NOTE, WILL BE DEEMED TO REPRESENT AND WARRANT THAT EITHER (I) IT IS NOT AND IS NOT ACTING ON BEHALF OF, OR USING THE ASSETS OF (A) AN “EMPLOYEE BENEFIT PLAN,” AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), THAT IS SUBJECT TO TITLE I OF ERISA, (B) A “PLAN,” AS DEFINED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “INTERNAL

REVENUE CODE”), THAT IS SUBJECT TO SECTION 4975 OF THE INTERNAL REVENUE CODE, (C) AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE “PLAN ASSETS” BY REASON OF SUCH EMPLOYEE BENEFIT PLAN OR PLAN’S INVESTMENT IN THE ENTITY (WITHIN THE MEANING OF DEPARTMENT OF LABOR REGULATION 29 C.F.R. 2510.3-101, AS MODIFIED BY SECTION 3(42) OF ERISA) OR (D) ANY GOVERNMENTAL, CHURCH, NON-U.S. OR OTHER PLAN THAT IS SUBJECT TO ANY NON-U.S., FEDERAL, STATE OR LOCAL LAW THAT IS SUBSTANTIALLY SIMILAR TO SECTION 406 OF ERISA OR SECTION 4975 OF THE INTERNAL REVENUE CODE (“SIMILAR LAW”) OR AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE ASSETS OF ANY SUCH PLAN OR (II) THE PURCHASER IS ACQUIRING CLASS A NOTES OR CLASS B NOTES AND ITS ACQUISITION, CONTINUED HOLDING AND DISPOSITION OF SUCH NOTES (OR ANY INTEREST THEREIN) WILL NOT GIVE RISE TO A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE INTERNAL REVENUE CODE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION OR VIOLATION OF ANY SIMILAR LAW.

THIS NOTE AND RELATED DOCUMENTATION MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME TO MODIFY THE RESTRICTIONS ON AND PROCEDURES UNDERTAKEN OR REPRESENTED BY THE HOLDER, FOR RESALES AND OTHER TRANSFERS OF THIS NOTE, TO REFLECT ANY CHANGE IN, OR TO MAKE USE OF OTHER, APPLICABLE LAWS OR REGULATIONS (OR THE INTERPRETATION THEREOF) OR IN PRACTICES RELATING TO RESALES OR OTHER TRANSFERS OF RESTRICTED SECURITIES GENERALLY.  THE HOLDER OF THIS NOTE AND ANY BENEFICIAL OWNER OF ANY INTEREST THEREIN SHALL BE DEEMED, BY ITS ACCEPTANCE OR PURCHASE HEREOF OR THEREOF, TO HAVE AGREED TO ANY SUCH AMENDMENT OR SUPPLEMENT (EACH OF WHICH SHALL BE CONCLUSIVE AND BINDING ON THE HOLDER HEREOF AND ALL FUTURE HOLDERS OF THIS NOTE AND ANY NOTES ISSUED IN EXCHANGE OR SUBSTITUTION THEREFOR, WHETHER OR NOT ANY NOTATION THEREOF IS MADE HEREON) AND AGREES TO TRANSFER THIS NOTE ONLY IN ACCORDANCE WITH SUCH RELATED DOCUMENTATION AS SO AMENDED OR SUPPLEMENTED AND IN ACCORDANCE WITH APPLICABLE LAW IN EFFECT AT THE DATE OF SUCH TRANSFER.

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE NOTE REGISTRAR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE MAY BE REDUCED FROM TIME TO TIME BY DISTRIBUTIONS ON THIS NOTE ALLOCABLE TO PRINCIPAL.

ACCORDINGLY, FOLLOWING THE INITIAL ISSUANCE OF THIS NOTE, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE MAY BE DIFFERENT FROM THE INITIAL PRINCIPAL AMOUNT SHOWN BELOW.  ANYONE ACQUIRING THIS NOTE MAY ASCERTAIN THE CURRENT OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE BY INQUIRY OF THE NOTE REGISTRAR.  ON THE DATE OF THE INITIAL ISSUANCE OF THIS NOTE, THE NOTE REGISTRAR IS WELLS FARGO BANK, NATIONAL ASSOCIATION.

THE HOLDER OF THIS NOTE, BY ACCEPTANCE OF THIS NOTE, AND EACH OWNER OF A BENEFICIAL INTEREST HEREIN, AGREES TO TREAT THE NOTES AS INDEBTEDNESS FOR APPLICABLE UNITED STATES FEDERAL, STATE, AND LOCAL INCOME AND FRANCHISE TAX LAW AND FOR PURPOSES OF ANY OTHER TAX IMPOSED ON, OR MEASURED BY, INCOME.

Registered	[Initial Principal Amount:][up to] $

No. R-	CUSIP NO. [ ]
ISIN NO. [ ]

SPRINGCASTLE AMERICA FUNDING, LLC,

SPRINGCASTLE CREDIT FUNDING, LLC,

SPRINGCASTLE FINANCE FUNDING, LLC

SPRINGCASTLE FUNDING ASSET BACKED NOTES 2014-A, CLASS [A][B][C][D][E]

SpringCastle America Funding, LLC, a Delaware limited liability company, SpringCastle Credit Funding, LLC, a Delaware limited liability company, and SpringCastle Finance Funding, LLC, a Delaware limited liability company, as Co-Issuers (herein referred to collectively as the “Co-Issuers”), hereby promise jointly and severally to pay to [            ], or registered assigns, subject to the following provisions, the principal sum set forth above [(reduced or increased as set forth on Schedule I hereto)]4, or such lesser amount, as determined in accordance with the Indenture (referred to herein), on the Stated Maturity Date, except as otherwise provided below or in the Indenture.  The Co-Issuers will pay interest on the unpaid principal amount of this Note at the Class [A][B][C][D][E] Interest Rate on each Payment Date until the principal amount of this Note is paid, subject to certain limitations in the Indenture.  Interest on this Note will accrue for each Payment Date from and including the most recent Payment Date on which interest has been paid to but excluding such Payment Date or, for the initial Payment Date, from and including the Closing Date to but excluding such Payment Date.  Interest will be computed as provided in the Indenture.  Principal of this Note will be paid in the manner specified on the reverse hereof.

The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which will have the same effect as though fully set forth on the face of this Note.

Unless the certificate of authentication hereon has been executed by or on behalf of the Note Registrar, by manual signature, this Note will not be entitled to any benefit under the Indenture or be valid for any purpose.

4 For Global Notes.

IN WITNESS WHEREOF, each of the Co-Issuers has caused this Note to be duly executed.

SPRINGCASTLE AMERICA FUNDING, LLC, as Co-Issuer

By:
Name:
Title:

SPRINGCASTLE CREDIT FUNDING, LLC, as Co-Issuer

By:
Name:
Title:

SPRINGCASTLE FINANCE FUNDING, LLC, as Co-Issuer

By:
Name:
Title:

Dated: October [•], 2014

NOTE REGISTRAR’S CERTIFICATE OF AUTHENTICATION

This is one of the Notes of the Series described therein and referred to in the within-mentioned Indenture.

WELLS FARGO BANK, NATIONAL ASSOCIATION, not in its individual capacity, but solely as Note Registrar

By:
Name:
Title:

SPRINGCASTLE AMERICA FUNDING, LLC,

SPRINGCASTLE CREDIT FUNDING, LLC,

SPRINGCASTLE FINANCE FUNDING, LLC

SPRINGCASTLE FUNDING ASSET BACKED NOTES 2014-A, CLASS [A][B][C][D][E]

This Note is one of a duly authorized issue of Notes of the Co-Issuers, designated as the SpringCastle Funding Asset Backed Notes 2014-A, Class [A][B][C][D][E] (the “Notes”), issued under the Indenture, dated as of October [•], 2014 (the “Indenture”), among SpringCastle America Funding, LLC, a Delaware limited liability company, SpringCastle Credit Funding, LLC, a Delaware limited liability company, and SpringCastle Finance Funding, LLC, a Delaware limited liability company, as Co-Issuers (herein referred to collectively as the “Co-Issuers”), Springleaf Finance, Inc., as Servicer (the “Servicer”), Wilmington Trust, National Association, as Loan Trustee on behalf of each of the Co-Issuers, Wells Fargo Bank, National Association, as paying agent (the “Paying Agent”) and as note registrar (the “Note Registrar”) and U.S. Bank National Association, as indenture trustee (the “Indenture Trustee”), and representing the right to receive certain payments from the Co-Issuers.  The Notes are subject to all of the terms, provisions and conditions of the Indenture, as it may be amended, supplemented or modified from time to time.  All terms used in this Note that are defined in Part A of Schedule I to the Indenture (together with Part B of such Schedule I, the “Definitions Schedule”) have the meanings assigned to them therein or pursuant thereto, as applicable.  In the event of any conflict or inconsistency between the Definitions Schedule and this Note, the Definitions Schedule controls.

The Noteholder, by its acceptance of this Note, agrees that it will look solely to the property of the Co-Issuers allocated to the payment of this Note for payment hereunder and that the Indenture Trustee is not liable to the Noteholders for any amount payable under this Note or the Indenture or, except as expressly provided in the Indenture, subject to any liability under the Indenture.

This Note does not purport to summarize the Indenture and reference is made to the Indenture for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Indenture Trustee.

The initial Class [A][B][C][D][E] Note Balance is $[                    ].  The Class [A][B][C][D][E] Note Balance on any date of determination will be an amount equal to (a) the initial Class [A][B][C][D][E] Note Balance minus (b) the aggregate amount of principal payments made to the Holders of Class [A][B][C][D][E] Notes and which have not been rescinded on or before such date.  Payments of principal of the Notes will be made in accordance with the provisions of, and subject to the limitations in, the Indenture.

On each Payment Date, the Paying Agent will distribute to each Noteholder of record on the related Record Date (except for the final distribution in respect of this Note) such Noteholder’s pro rata share of the amounts held by the Paying Agent that are allocated and available on such Payment Date to pay interest and principal on the Class [A][B][C][D][E] Notes pursuant to the Indenture.  Except as provided in the Indenture with respect to a final distribution, distributions to the Noteholders shall be made (i) on the due date thereof, to an account designated by the holder of this Note, in United States dollars and in immediately available funds and (ii) without presentation or surrender of any Note or the making of any notation thereon.  Final payment of this Note will be made only upon presentation and surrender of this Note at the office or agency specified in the notice of final distribution delivered by the Paying Agent to the Noteholders in accordance with the Indenture.

Upon the exercise of the Servicer’s option to purchase the remaining Loans (together with all other Purchased Assets relating thereto) of the Co-Issuers pursuant to the Transaction Documents, the Co-Issuers will retire the Notes and redeem the Notes from the proceeds of such purchase.

This Note does not represent an obligation of, or an interest in, any of the Sellers or Springleaf Finance, Inc., the Indenture Trustee, the Note Registrar, the Paying Agent or any Affiliate of any of them (other than the Co-Issuers) and is not insured or guaranteed by any governmental agency or instrumentality or any other Person.

Each Noteholder, by accepting a Note, and each beneficial owner of such Note hereby covenants and agrees that it will not at any time institute against any of the Co-Issuers or any of the Sellers, or join in instituting against any of the Co-Issuers or any of the Sellers, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law.

The Co-Issuers, the Indenture Trustee, the Paying Agent, the Note Registrar and any agent of the Co-Issuers, the Paying Agent, the Note Registrar or the Indenture Trustee will treat the person in whose name this Note is registered as the owner hereof for all purposes, and none of the Co-Issuers, the Indenture Trustee, the Paying Agent, the Note Registrar or any agent of the Co-Issuers, the Paying Agent, the Note Registrar or the Indenture Trustee will be affected by notice to the contrary.

THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

ASSIGNMENT

Social Security or other identifying number of assignee

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto (name and address of assignee) the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints                                                                     , attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:	[5]

Signature Guaranteed:

5                                      The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.

SCHEDULE I

The initial principal amount of this [Rule 144A][Temporary Regulation S][Permanent Regulation S] Global Note is $[          ].  The aggregate principal amount of this Global Note issued, cancelled or exchanged for a Definitive Note or another Global Note is as follows:

Date	Principal Amount Issued, Cancelled or Exchanged	Remaining Principal Amount of this Global Note	Notation Made by or on Behalf of

A-1

EXHIBIT B-1

FORM OF TRANSFER CERTIFICATE
FOR EXCHANGE OR TRANSFER FROM RULE 144A GLOBAL NOTE TO TEMPORARY REGULATION S GLOBAL NOTE

Wells Fargo Bank, National Association,
as Note Registar

Sixth Street and Marquette Avenue

MAC N9311-161

Minneapolis, Minnesota 55479

Attention: Corporate Trust Services—SpringCastle Funding Asset-Backed Notes 2014-A

Re:                             SpringCastle Funding Asset-Backed Notes 2014-A

Reference is hereby made to the Indenture, dated as of October [•], 2014 (the “Indenture”), among SpringCastle America Funding, LLC, a Delaware limited liability company, SpringCastle Credit Funding, LLC, a Delaware limited liability company, and SpringCastle Finance Funding, LLC, a Delaware limited liability company, as Co-Issuers (herein referred to collectively as the “Co-Issuers”), Springleaf Finance, Inc., as Servicer, Wilmington Trust, National Association, as Loan Trustee on behalf of each of the Co-Issuers, Wells Fargo Bank, National Association, as paying agent (the “Paying Agent”) and as note registrar (the “Note Registrar”) and U.S. Bank National Association, as indenture trustee (the “Indenture Trustee”).  Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

This letter relates to $                         principal amount of Class [A][B][C] Notes represented by a beneficial interest in the Rule 144A Global Note (CUSIP No.     ) held with DTC by or on behalf of [transferor] as beneficial owner (the “Transferor”).  The Transferor has requested an exchange or transfer of its beneficial interest for an interest in the Temporary Regulation S Global Note (CUSIP (CINS) No.       ) to be held with [Euroclear] [Clearstream] (ISIN Code            (Common Code )) through DTC.

In connection with such request and in respect of such Note, the Transferor does hereby certify that such exchange or transfer has been effected in accordance with the transfer restrictions set forth in the Notes and pursuant to and in accordance with Rule 903 or 904 of Regulation S under the Securities Act, and accordingly the Transferor does hereby certify that:

(1)                                 the offer of the Notes was not made to a person in the United States;

(2)                                 (A)                               at the time the buy order was originated, the transferee was outside the United States or the Transferor and any person acting on its behalf reasonably believed that the transferee was outside the United States, or

B-1-1

(B)                               the transaction was executed in, on or through (x) a physical trading floor of an established foreign securities exchange that is located outside the United States or (y) the facilities of a designated offshore securities market and neither the Transferor nor any person acting on its behalf knows that the transaction was prearranged with a buyer in the United States;

(3)                                 no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or 904(b) of Regulation S, as applicable;

(4)                                 the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act; and

(5)                                 upon completion of the transaction, the beneficial interest being transferred as described above was held with DTC through Euroclear or Clearstream or both (Common Code          (ISIN Code         )).

This certificate and the statements contained herein are made for your benefit and the benefit of the Co-Issuers.

[INSERT NAME OF TRANSFEROR]

By:
Name:
Title:
Date: , 20

B-1-2

EXHIBIT B-2

FORM OF TRANSFER CERTIFICATE FOR EXCHANGE OR TRANSFER
FROM RULE 144A GLOBAL NOTE TO PERMANENT REGULATION S GLOBAL NOTE

Wells Fargo Bank, National Association,
as Note Registar

Sixth Street and Marquette Avenue

MAC N9311-161

Minneapolis, Minnesota 55479

Attention: Corporate Trust Services—SpringCastle Funding Asset-Backed Notes 2014-A

Re:                             SpringCastle Funding Asset-Backed Notes2014-A

Reference is hereby made to the Indenture, dated as of October [•], 2014 (the “Indenture”), among SpringCastle America Funding, LLC, a Delaware limited liability company, SpringCastle Credit Funding, LLC, a Delaware limited liability company, and SpringCastle Finance Funding, LLC, a Delaware limited liability company, as Co-Issuers (herein referred to collectively as the “Co-Issuers”), Springleaf Finance, Inc., as Servicer, Wilmington Trust, National Association, as Loan Trustee on behalf of each of the Co-Issuers, Wells Fargo Bank, National Association, as paying agent (the “Paying Agent”) and as note registrar (the “Note Registrar”) and U.S. Bank National Association, as indenture trustee (the “Indenture Trustee”).  Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

This letter relates to $                     principal amount of Class [A][B][C] Notes represented by, a beneficial interest in the Rule 144A Global Note (CUSIP No. held with DTC by or on behalf of [transferor] as beneficial owner (the “Transferor”).  The Transferor has requested an exchange or transfer of its beneficial interest for an interest in the Permanent Regulation S Global Note (CUSIP (CINS) No.         ).

In connection with such request and in respect of such Notes, the Transferor does hereby certify that such exchange or transfer has been effected in accordance with the transfer restrictions set forth in the Notes and that, with respect to transfers made in reliance on Rule 903 or 904 of Regulation S under the Securities Act:

(1)                                 the offer of the Notes was not made to a person in the United States;

(2)                                 (A)                               at the time the buy order was originated, the transferee was outside the United States or the Transferor and any person acting on its behalf reasonably believed that transferee was outside the United States, or

(B)                               the transaction was executed in, on or through (x) a physical trading floor of an established foreign securities exchange that is located outside the United States or (y) the

B-2-1

facilities of a designated offshore securities market and neither the Transferor nor any person acting on its behalf knows that the transaction was prearranged with a buyer in the United States;

(3)                                 no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or 904(b) of Regulation S, as applicable; and

(4)                                 the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act.

This certificate and the statements contained herein are made for your benefit and the benefit of the Co-Issuers.

[INSERT NAME OF TRANSFEROR]

By:
Name:
Title:

Date: , 20

B-2-2

EXHIBIT B-3

FORM OF TRANSFER CERTIFICATE FOR TRANSFER OR EXCHANGE FROM [TEMPORARY][PERMANENT] REGULATION S
GLOBAL NOTE TO RULE 144A GLOBAL NOTE

Wells Fargo Bank, National Association,
as Note Registar

Sixth Street and Marquette Avenue

MAC N9311-161

Minneapolis, Minnesota 55479

Attention: Corporate Trust Services—SpringCastle Funding Asset-Backed Notes 2014-A

Re:                             SpringCastle Funding Asset-Backed Notes 2014-A

Reference is hereby made to the Indenture, dated as of October [•], 2014 (the “Indenture”), among SpringCastle America Funding, LLC, a Delaware limited liability company, SpringCastle Credit Funding, LLC, a Delaware limited liability company, and SpringCastle Finance Funding, LLC, a Delaware limited liability company, as Co-Issuers (herein referred to collectively as the “Co-Issuers”), Springleaf Finance, Inc., as Servicer, Wilmington Trust, National Association, as Loan Trustee on behalf of each of the Co-Issuers, Wells Fargo Bank, National Association, as paying agent (the “Paying Agent”) and as note registrar (the “Note Registrar”) and U.S. Bank National Association, as indenture trustee (the “Indenture Trustee”).  Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

This letter relates to                                principal amount of Class [A][B][C] Notes which are held in the form of the [Temporary][Permanent] Global Regulation S Global Note (CUSIP (CINS) No. with Euroclear/Clearstream6 (ISIN Code           ) (Common Code         ) through DTC by or on behalf of [transferor] as beneficial owner (the “Transferor”).  The Transferor has requested an exchange or transfer of its beneficial interest in the Notes for an interest in the Rule 144A Global Note (CUSIP No.           ).

In connection with such request, and in respect of such Notes, the Transferor does hereby certify that such Notes are being transferred in accordance with Rule 144A under the United States Securities Act of 1933, as amended (the “Securities Act”), to a transferee that the Transferor reasonably believes is purchasing the Notes for its own account or an account with respect to which the transferee exercises sole investment discretion and the transferee and any such account is a “qualified institutional buyer” within the meaning of Rule 144A, in each case in a transaction meeting the requirements of Rule 144A and in accordance with any applicable securities laws of any state of the United States or any other jurisdiction.

6 Select appropriate depositary.

B-3-1

This certificate and the statements contained herein are made for your benefit and the benefit of the Co-Issuers.

[INSERT NAME OF TRANSFEROR]

By:
Name:
Title:
Date: , 20

B-3-2

EXHIBIT B-4

FORM OF CLEARING SYSTEM CERTIFICATE

Wells Fargo Bank, National Association,
as Note Registar

Sixth Street and Marquette Avenue

MAC N9311-161

Minneapolis, Minnesota 55479

Attention: Corporate Trust Services—SpringCastle Funding Asset-Backed Notes 2014-A

Re:                             SpringCastle Funding Asset-Backed Notes 2014-A

Reference is hereby made to the Indenture, dated as of October [•], 2014 (the “Indenture”), among SpringCastle America Funding, LLC, a Delaware limited liability company, SpringCastle Credit Funding, LLC, a Delaware limited liability company, and SpringCastle Finance Funding, LLC, a Delaware limited liability company, as Co-Issuers (herein referred to collectively as the “Co-Issuers”), Springleaf Finance, Inc., as Servicer, Wilmington Trust, National Association, as Loan Trustee on behalf of each of the Co-Issuers, Wells Fargo Bank, National Association, as paying agent (the “Paying Agent”) and as note registrar (the “Note Registrar”) and U.S. Bank National Association, as indenture trustee (the “Indenture Trustee”).  Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

This is to certify that, based solely on certificates we have received in writing, by tested telex or by electronic transmissions from noteholders (our “Noteholders”) appearing in our records as persons being entitled to a portion of the original principal amount of the Class [A][B][C] Notes (the “Notes”) substantially to the effect set forth in Exhibit B-5 to the Indenture, U.S. $                         principal balance of Notes held by us or on our behalf are beneficially owned by non-U.S. persons.  As used in this paragraph the term “U.S. person” has the meaning given to it by Regulation S under the Act.

We further certify (i) that we are not making available herewith for exchange any portion of the Temporary Regulation S Global Note excepted in such certificates and (ii) that as of the date hereof we have not received any notification from any of our Noteholders to the effect that the statements made by such Noteholder with respect to any portion of the part submitted herewith for exchange are no longer true and cannot be relied upon as at the date hereof.  We understand that this certification is required in connection with certain securities laws of the United States.

B-4-1

In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certification to any interested party in such proceedings.

Dated: , 20 [7]

Yours faithfully,

[MORGAN GUARANTY TRUST
COMPANY OF NEW YORK, Brussels office, as operator of the Euroclear System]

[OR]

[CLEARSTREAM LUXEMBOURG]

By:
Name:
Title:

7 To be dated no earlier than the first day following the completion of the Distribution Compliance Period.

B-4-2

EXHIBIT B-5

FORM OF CERTIFICATE OF BENEFICIAL OWNERSHIP

Re:                             SpringCastle Funding Asset-Backed Notes 2014-A

Reference is hereby made to the Indenture, dated as of October [•], 2014 (the “Indenture”), among SpringCastle America Funding, LLC, a Delaware limited liability company, SpringCastle Credit Funding, LLC, a Delaware limited liability company, and SpringCastle Finance Funding, LLC, a Delaware limited liability company, as Co-Issuers (herein referred to collectively as the “Co-Issuers”), Springleaf Finance, Inc., as Servicer, Wilmington Trust, National Association, as Loan Trustee on behalf of each of the Co-Issuers, Wells Fargo Bank, National Association, as paying agent (the “Paying Agent”) and as note registrar (the “Note Registrar”) and U.S. Bank National Association, as indenture trustee (the “Indenture Trustee”).  Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

The Securities are of the category contemplated in Section 230.903(c)(3) of Regulation S under the Securities Act of 1933, as amended (the “Act”), and therefore this is to certify that, except as set forth below, the SpringCastle Funding Asset-Backed Notes (the “Securities”) described herein are beneficially owned by non-U.S. persons.  As used in this paragraph the terms “U.S. person” has the meaning given to it by Regulation S under the Act.

We undertake to advise you promptly by tested telex on or prior to the date on which you intend to submit your certification relating to the Securities held by you for our account in accordance with your operating procedures if any applicable statement herein is not correct on such date, and in the absence of any such notification it may be assumed that this certification, applies as of such date.

This certification excepts and does not relate to U.S. $                           of such interest in the above Securities in respect of which we are not able to certify and as to which we understand exchange and delivery of definitive Securities (or, if relevant, exercise of any rights or collection of any interest) cannot be made until we do so certify.

We understand that this certification is required in connection with certain securities laws of the United States.  In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorize you to produce this certification to any interested party in such proceedings.

Date:                  , 20   8

8 Not earlier than 15 days prior to the certification event to which the certification relates.

B-5-1

By:
as, or as agent for, the beneficial owner(s)
of the Securities to which this certificate relates

B-5-2

EXHIBIT B-6

FORM OF TRANSFEREE CERTIFICATION FOR TRANSFER OF CLASS D NOTES REQUIRED UNDER SECTION 2.05 OF THE INDENTURE

U.S. Bank National Association
[Address]

Wells Fargo Bank, National Association

[Address]

Re:                             SpringCastle Funding Asset-Backed Notes 2014-A

Reference is hereby made to the Indenture, dated as of October [•], 2014 (the “Indenture”), among SpringCastle America Funding, LLC, SpringCastle Credit Funding, LLC and SpringCastle Finance Funding, LLC, as Co-Issuers, Wilmington Trust, National Association, as Loan Trustee for each of the Co-Issuers, Springleaf Finance, Inc., as Servicer, Wells Fargo Bank, National Association, as Paying Agent and Note Registrar and U.S. Bank National Association, as Indenture Trustee.  Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

The undersigned (the “Transferee”) intends to purchase a beneficial interest in a Class D Note representing $           principal balance of a Class D Note from [transferor].   In connection with the transfer of such beneficial interest in a Class D Note (the “Transfer”), the Transferee does hereby certify that:

(i)  Either (a) it is not and will not become for U.S. federal income tax purposes a partnership, Subchapter S corporation or grantor trust (or a disregarded entity the single owner of which is any of the foregoing) (each such entity a “flow-through entity”) or (b) if it is or becomes a flow-through entity, then (I) none of the direct or indirect beneficial owners of any of the interests in such flow-through entity has or ever will have more than 50% of the value of its interest in such flow-through entity attributable to the beneficial interest of such flow-through entity in the Notes, other interest (direct or indirect) in any Co-Issuer, or any interest created under the Indenture and (II) it is not and will not be a principal purpose of the arrangement involving the flow-through entity’s beneficial interest in any Class D Note to permit any partnership to satisfy the 100-partner limitation of Section 1.7704-1(h)(1)(ii) of the Treasury Regulations necessary for such partnership not to be classified as a publicly traded partnership under the Internal Revenue Code.

(ii)  It is not acquiring any Class D Note or beneficial interest therein, it will not sell, transfer, assign, participate, or otherwise dispose of any Class D Note or beneficial interest therein, and it will not cause any Class D Note or beneficial interest therein to be marketed, in each case on or through an “established securities market” within the

B-6-1

meaning of Section 7704(b) of the Internal Revenue Code, including, without limitation, an interdealer quotation system that regularly disseminates firm buy or sell quotations.

(iii)  Its beneficial interest in the Class D Notes is not and will not be in an amount that is less than the minimum denomination for the Class D Notes set forth in the Indenture, and it does not and will not hold any interest in a Class D Note on behalf of any Person whose beneficial interest in a Class D Note is in an amount that is less than the minimum denomination for the Class D Notes set forth in the Indenture.

(iv)  It will not sell, transfer, assign, participate, or otherwise dispose of any Class D Note or any beneficial interest therein, or enter into any financial instrument or contract the value of which is determined by reference in whole or in part to any Class D Note or any beneficial interest therein, in each case if the effect of doing so would be that the beneficial interest of any Person in a Class D Note would be in an amount that is less than the minimum denomination for the Class D Notes set forth in the Indenture.

(v)  It will not use any Class D Note as collateral for the issuance of any securities that could cause any Co-Issuer to be treated as an association or publicly traded partnership taxable as a corporation for U.S. federal income tax purposes.

(vi)  It will not transfer any Class D Note or any beneficial interest therein (directly, through a participation thereof, or otherwise) unless, prior to the transfer, the transferee shall have executed and delivered to the Indenture Trustee and the Note Registrar, and any of their respective successors or assigns, a Transferee Certification substantially in the form of Exhibit B-6 of the Indenture.

(vii)   This Transferee Certification has been duly executed and delivered to the Indenture Trustee and Note Registrar and constitutes the legal, valid and binding obligation of the Transferee, enforceable against the Transferee in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles affecting the enforcement of creditors’ rights generally and general principles of equity, and indemnification sought in respect of securities laws violations may be limited by public policy.

(viii)   It acknowledges that the Co-Issuers, the Indenture Trustee and the Note Registrar will rely on the truth and accuracy of the foregoing representations and warranties, and agrees that if it becomes aware that any of the foregoing made by it or deemed to have been made by it are no longer accurate, it shall promptly notify the Co-Issuers.

Pursuant to Section 2.05 of the Indenture, no representation or warranty set forth in this Transferee Certificate shall prohibit the Transferee from (i) engaging in any repurchase transaction (repo) the subject matter of which is a Class D Note or beneficial interest therein, provided the terms of such repurchase transaction are generally consistent with prevailing market practice, or (ii) pledging a Class D Note or beneficial interest therein, provided doing so will not

B-6-2

result in any Person (other than the Transferee) being treated for U.S. federal income tax purposes as the owner of all or any portion of a Class D Note or beneficial interest therein.

B-6-3

THE UNDERSIGNED HEREBY ACKNOWLEDGES THAT ANY TRANSFER TO OR BY THE UNDERSIGNED IN VIOLATION OF ANY OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT, WILL BE VOID AB INITIO, AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO OR BY THE TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE CO-ISSUERS, THE INDENTURE TRUSTEE OR ANY OTHER PERSON.

[TRANSFEREE]

By:

Name:

Title:

B-6-4

EXHIBIT B-7

FORM OF TRANSFEREE CERTIFICATION FOR TRANSFER OF CLASS E NOTES REQUIRED UNDER SECTION 2.05 OF THE INDENTURE

U.S. Bank National Association
[Address]

Wells Fargo Bank, National Association

[Address]

Re:                             SpringCastle Funding Asset-Backed Notes 2014-A

Reference is hereby made to the Indenture, dated as of [            ], 2014 (the “Indenture”), among SpringCastle America Funding, LLC, SpringCastle Credit Funding, LLC and SpringCastle Finance Funding, LLC, as Co-Issuers, Wilmington Trust, National Association, as Loan Trustee for each of the Co-Issuers, Springleaf Finance, Inc., as Servicer, Wells Fargo Bank, National Association, as Paying Agent and Note Registrar and U.S. Bank National Association, as Indenture Trustee.  Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

The undersigned (the “Transferee”) intends to purchase $       principal balance of Class E Note from [transferor].  In connection with the transfer of such beneficial interest in a Class E Note (the “Transfer”), the Transferee does hereby certify that:

(i)  Either (a) it is not and will not become for U.S. federal income tax purposes a partnership, Subchapter S corporation or grantor trust (or a disregarded entity the single owner of which is any of the foregoing) (each such entity a “flow-through entity”) or (b) if it is or becomes a flow-through entity, then (I) none of the direct or indirect beneficial owners of any of the interests in such flow-through entity has or ever will have more than 50% of the value of its interest in such flow-through entity attributable to the beneficial interest of such flow-through entity in the Notes, other interest (direct or indirect) in any Co-Issuer, or any interest created under the Indenture and (II) it is not and will not be a principal purpose of the arrangement involving the flow-through entity’s beneficial interest in any Class E Note to permit any partnership to satisfy the 100-partner limitation of Section 1.7704-1(h)(1)(ii) of the Treasury Regulations necessary for such partnership not to be classified as a publicly traded partnership under the Internal Revenue Code.

(ii)  It is not acquiring any Class E Note or beneficial interest therein, it will not sell, transfer, assign, participate, or otherwise dispose of any Class E Note or beneficial interest therein, and it will not cause any Class E Note or beneficial interest therein to be marketed, in each case on or through an “established securities market” within the meaning of Section 7704(b) of the Internal Revenue Code, including, without limitation, an interdealer quotation system that regularly disseminates firm buy or sell quotations.

B-7-1

(iii)  Its beneficial interest in the Class E Notes is not and will not be in an amount that is less than the minimum denomination for the Class E Notes set forth in the Indenture, and it does not and will not hold any interest in a Class E Note on behalf of any Person whose beneficial interest in a Class E Note is in an amount that is less than the minimum denomination for the Class E Notes set forth in the Indenture.

(iv)  It will not sell, transfer, assign, participate, or otherwise dispose of any Class E Note or any beneficial interest therein, or enter into any financial instrument or contract the value of which is determined by reference in whole or in part to any Class E Note or any beneficial interest therein, in each case if the effect of doing so would be that the beneficial interest of any Person in a Class E Note would be in an amount that is less than the minimum denomination for the Class E Notes set forth in the Indenture.

(v)  It will not use any Class E Note as collateral for the issuance of any securities that could cause any Co-Issuer to be treated as an association or publicly traded partnership taxable as a corporation for U.S. federal income tax purposes.

(vi) It will not transfer any Class E Note or any beneficial interest therein (directly, through a participation thereof, or otherwise) unless, prior to the transfer, the transferee shall have executed and delivered to the Indenture Trustee and the Note Registrar, and any of their respective successors or assigns, a Transferee Certification substantially in the form of Exhibit B-7 of the Indenture.

(vii) It is a “United States person,” as defined in Section 7701(a)(30) of the Internal Revenue Code and will not transfer to, or cause such Class E Note to be transferred to, any person other than a “United States person,” as defined in Section 7701(a)(30) of the Internal Revenue Code.

(viii) This Transferee Certification has been duly executed and delivered to the Indenture Trustee and Note Registrar and constitutes the legal, valid and binding obligation of the Transferee, enforceable against the Transferee in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles affecting the enforcement of creditors’ rights generally and general principles of equity, and indemnification sought in respect of securities laws violations may be limited by public policy.

(ix) It acknowledges that the Co-Issuers, the Indenture Trustee and the Note Registrar will rely on the truth and accuracy of the foregoing representations and warranties, and agrees that if it becomes aware that any of the foregoing made by it or deemed to have been made by it are no longer accurate, it shall promptly notify the Co-Issuers.

Pursuant to Section 2.05 of the Indenture, no representation or warranty set forth in this Transferee Certificate shall prohibit the Transferee from (i) engaging in any repurchase transaction (repo) the subject matter of which is a Class E Note or beneficial interest therein, provided the terms of such repurchase transaction are generally consistent with prevailing market

B-7-2

practice, or (ii) pledging a Class E Note or beneficial interest therein, provided doing so will not result in any Person (other than the Transferee) being treated for U.S. federal income tax purposes as the owner of all or any portion of a Class E Note or beneficial interest therein.

THE UNDERSIGNED HEREBY ACKNOWLEDGES THAT ANY TRANSFER TO OR BY THE UNDERSIGNED IN VIOLATION OF ANY OF THE FOREGOING WILL BE OF NO

FORCE AND EFFECT, WILL BE VOID AB INITIO, AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO OR BY THE TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE CO-ISSUERS, THE INDENTURE TRUSTEE OR ANY OTHER PERSON.

[TRANSFEREE]

By:

Name:

Title:

B-7-3

EXHIBIT C

FORM OF MONTHLY SERVICER REPORT

See attached.

C-1

SpringCastle Funding Asset-Backed Notes 2014-A

Monthly Servicer Report

Collection Period
Beginning Date	9/1/2014
Ending Date	10/31/2014
Payment Date	11/25/2014
Transaction Month	1
30/360 Days	30

I.  ORIGINAL DEAL PARAMETERS

Initial Cut-Off Date:	August 31, 2014
Closing Date:	October 3, 2014

	Dollars	No of Loans	WAC
Initial Loan Principal Balance:	$2,737,242,150.82	295,633	18.085%

	Note Balance	% of Loan Prin Bal	Interest Rate	Stated Maturity Date
Class A Notes	$1,601,280,000.00	58.50%	2.700%	May 25, 2023
Class B Notes	$427,000,000.00	15.60%	4.610%	October 25, 2027
Class C Notes	$331,200,000.00	12.10%	5.590%	October 25, 2033
Class D Notes	$199,810,000.00	7.30%	6.820%	April 25, 2034
Class E Notes	$61,580,000.00	2.25%	6.820%	April 25, 2035
Aggregate Note Principal Balance	$2,620,870,000.00	95.75%

Overcollateralization Amount	$116,372,150.82	4.25%
Initial Loan Principal Balance:	$2,737,242,150.82	100.00%

II.  NOTE AND LOAN PRINCIPAL BALANCE INFORMATION

	Beginning of Period		Ending of Period
	Note Balance	Note Factor	Note Balance	Pool Factor	Principal Collected
Class A Notes	$1,601,280,000.00	1.0000000	$—	—	$—
Class B Notes	$427,000,000.00	1.0000000	$—	—	$—
Class C Notes	$331,200,000.00	1.0000000	$—	—	$—
Class D Notes	$199,810,000.00	1.0000000	$—	—	$—
Class E Notes	$61,580,000.00	1.0000000	$—	—	$—
Aggregate Note Principal Balance	$2,028,280,000.00	0.7738957	$—	—	$—

Pool Information	Beginning of Period	Ending of Period
Weighted Avg. Coupon (WAC)	18.09%	0.00%
Loan Principal Balance:	$2,737,242,150.82	$—
Number of Loans	295,633	0
Performing Balance		—
Advance Rate Cap		—

III.  LOAN PRINCIPAL BALANCE

Beginning Loan Principal Balance	$2,737,242,150.82
Principal Collections (Scheduled Principal and Prepayments)	$(100,000,000.00)
Charged-Off Loans	$—
Advances	$—
Other Customer Charges Net Increase / (Decrease)	$—
Ending Loan Principal Balance Prior to Payment Waterfall	$—

Reassigned Loans

Ending Loan Principal Balance	$—

IV.  COLLECTIONS

Principal:
Principal Collections	$—
Advances	$—
Recoveries/Liquidation Proceeds	$—
Total Principal Collections	$—

Interest:
Interest Collections	$—
Total Interest Collections	$—

Collection Account Interest	$—
Principal Distribution Account Interest	$—
Advance Reserve Account Interest	$—

Advance Reserve Draw Amount	$—
Reserve Account	$13,686,210.75

Principal Distribution Account Draw Amount	$—

Total Collections	$13,686,210.75

Total Gross Collections	$13,686,210.75
Collections Retained by Servicer	$—
Total Net Collections	$13,686,210.75

V.  DISTRIBUTIONS

			Calculated Amount	Amount Paid	Shortfall	Carryover Shortfall	Remaining Available Funds

1	Indenture Trustee/Note Registrar/Back-up Servicer Expense/ Loan Trustee/ Custodial Fee		$3,291.67	$3,291.67	$—	$—	$13,682,919.08
2	Back-up Servicing Fee and Servicing Transition Costs	0.025%	$57,025.88	$57,025.88	$—	$—	$13,625,893.21
3	Servicing Fee/ Administration Fee	2.25%	$5,133,995.70	$5,133,995.70	$—	$—	$8,491,897.51
4	Fund the Advance Reserve Account		$5,000,000.00	$5,000,000.00	$—	$—	$3,491,897.51
5	Class A Monthly Interest Amount		$3,602,880.00	$3,602,880.00	$—	$—	$(110,982.49)
6	First Priority Principal Payment			$—
7	Class B Monthly Senior Interest Amount		$1,640,391.67	$1,640,391.67	$—	$—	$(1,751,374.16)
8	Second Priority Principal Payment
9	Class B Subordinate Interest Amount		$—	$—	$—	$—	$(1,751,374.16)
10	Class C Monthly Interest Amount		$1,542,840.00	$1,542,840.00	$—	$—	$(3,294,214.16)
11	Third Priority Principal Payment
12	Class C Subordinate Interest Amount		$—	$—	$—	$—	$(3,294,214.16)
13	Class D Monthly Senior Interest Amount		$1,135,586.83	$1,135,586.83
14	Fourth Priority Principal Payment
15	Class D Subordinate Interest Amount		$—	$—
16	Class E Monthly Interest Amount		$349,979.67	$349,979.67
17	Fifth Priority Principal Payment
18	Class E Subordinate Interest Amount		$—	$—
19	Fund the Reserve Account		$13,686,210.75	$13,686,210.75
20	Regular Principal Payment Amount
21	Fees & Out of pocket expenses not paid pursuant to 1 above
22	Co-Issuers Obligations
23	To Allocation (SLFS) Agent-payment to Co-Issuers

	Total			$32,152,202.17

VI. ADVANCE RESERVE ACCOUNT

Beginning Period Advance Reserve Account Amount							$5,000,000.00
Advance Reserve Draw Amount							$—
Advance Reserve Shortfall Amount							$—
Advance Reserve Deposit Amount							$—
Ending Period Advance Reserve Account Amount							$—
Change in Advance Reserve Account Balance							$—
Required Advance Reserve Account Amount							$5,000,000.00

VII. RESERVE ACCOUNT

Beginning Period Reserve Account Amount							$13,686,210.75
Reserve Draw Amount							$—
Reserve Deposit Amount							$—
Ending Period Reserve Account Amount							$—
Change in Reserve Account Balance							$(13,686,210.75)
Required Reserve Account Amount equal to the greater of .5% aggregate Loan Principal Balance and .15% of the aggregate Loan Principal Balance as of the cut-Off Date							$13,686,210.75

VIII. PRINCIPAL DISTRIBUTION ACCOUNT

Beginning Period Principal Distribution Account Amount							$—
Principal Distribution Draw Amount							$—
Ending Principal Distribution Account Amount Prior to Payment Waterfall							$—

Distribution to Noteholders							#REF!
Class A Noteholders							#REF!
Class B Noteholders							#REF!
Class C Noteholders							$—
Class D Noteholders							$—
Class E Noteholders							$—
Ending Period Principal Distribution Account Amount							#REF!
Change in Principal Distribution Account Amount							#REF!

IX. OVERCOLLATERALIZATION

Required Overcollateralization Amount							$68,431,053.77
Total Overcollateralization Amount							$—

X.  DELINQUENCY AND NET LOSS ACTIVITY

	Number of Loans	Number of Loans %	Loan Prin Balance	Loan Prin Balance %
Current	0	#DIV/0!	$—	#DIV/0!
1 - 29 Days	0	#DIV/0!	$—	#DIV/0!
30 - 59 Days	0	#DIV/0!	$—	#DIV/0!
60 - 89 Days	0	#DIV/0!	$—	#DIV/0!
90 + Days	0	#DIV/0!	$—	#DIV/0!
	0	#DIV/0!	$—	#DIV/0!

Total Delinquent Loans	0	#DIV/0!	0.00	#DIV/0!

Charged-Offs Loans
Current Period Charged-Off Loans				$—

Beginning Period Loan Principal Balance				$2,737,242,150.82

Cumulative Net Loss Percentage				0.00%

XII.  PORTFOLIO COMPOSITION

	Beginning of Period		Ending of Period
	Balance	WAC	Balance	WAC
PUL Revolving
PUL Closed-End
PHL Revolving
PHL Closed-End

EXHIBIT D

RULE 15Ga-1 INFORMATION

Reporting Period:

☐            Check here if nothing to report.

						Servicer	Outstanding		Indicate Repurchase Activity During the Reporting Period by Checkmark or by Date Reference (as applicable)
Asset Class	Shelf	Series Name	CIK	Originator	Loan No.	Loan No.	Principal Balance	Repurchase Type	Subject to Demand	Repurchased or Replaced	Repurchase Pending	Demand in Dispute	Demand Withdrawn	Demand Rejected

Terms and Definitions:

NOTE: Any date included on this report is subject to the descriptions below.  Dates referenced on this report for this Transaction where the Servicer is not the Repurchase Enforcer (as defined below), availability of such information may be dependent upon information received from other parties.

References to “Repurchaser” shall mean the party obligated under the Transaction Documents to repurchase a Loan.  References to “Repurchase Enforcer” shall mean the party authorized under the Transaction Documents to enforce the obligations of any Repurchaser.

Outstanding Principal Balance:  For purposes of this report, the Outstanding Principal Balance of a Loan in this Transaction equals the remaining outstanding principal balance of the Loan reflected on the distribution or payment reports at the end of the related reporting period, or if the Loan has been liquidated prior to the end of the related reporting period, the final outstanding principal balance of the Loan reflected on the distribution or payment reports prior to liquidation.

D-1

Subject to Demand:  The date when a demand for repurchase is identified and coded by the Servicer or Indenture Trustee as a repurchase related request.

Repurchased or Replaced:  The date when a Loan is repurchased or replaced.  To the extent such date is unavailable, the date upon which the Servicer or Indenture Trustee obtained actual knowledge a Loan has been repurchased or replaced.

Repurchase Pending:  A Loan is identified as “Repurchase Pending” when a demand notice is sent by the Indenture Trustee, as Repurchase Enforcer, to the Repurchaser.  A Loan remains in this category until (i) a Loan has been Repurchased, (ii) a request is determined to be a “Demand in Dispute,” (iii) a request is determined to be a “Demand Withdrawn,” or (iv) a request is determined to be a “Demand Rejected.”

With respect to the Servicer only, a Loan is identified as “Repurchase Pending” on the date (y) the Servicer sends notice of any request for repurchase to the related Repurchase Enforcer, or (z) the Servicer receives notice of a repurchase request but determines it is not required to take further action regarding such request pursuant to its obligations under the applicable Transaction Documents.  The Loan will remain in this category until the Servicer receives actual knowledge from the related Repurchase Enforcer, Repurchaser, or other party, that the repurchase request should be changed to “Demand in Dispute”, “Demand Withdrawn”, “Demand Rejected”, or “Repurchased.”

Demand in Dispute: Occurs (i) when a response is received from the Repurchaser which refutes a repurchase request, or (ii) upon the expiration of any applicable cure period.

Demand Withdrawn:  The date when a previously submitted repurchase request is withdrawn by the original requesting party.  To the extent such date is not available, the date when the Servicer or the Indenture Trustee receives actual knowledge of any such withdrawal.

Demand Rejected: The date when the Indenture Trustee, as Repurchase Enforcer, has determined that it will no longer pursue enforcement of a previously submitted repurchase request.  To the extent such date is not otherwise available, the date when the Servicer receives actual knowledge from the Indenture Trustee, as Repurchase Enforcer that it has determined not to pursue a repurchase request.

D-2

SCHEDULE I

DEFINITIONS SCHEDULE

Schedule I - 1

PART A - DEFINITIONS SCHEDULE

“Act” or “Act of Noteholder” shall have the meaning specified in Section 11.03(a) of the Indenture.

“Adjusted Loan Principal Balance” shall mean the aggregate Loan Principal Balance of all Loans, excluding Charged-Off Loans.

“Administration Agreement” shall mean the Administration Agreement dated as of October 3, 2014, among the Co-Issuers and the Administrator.

“Administration Fee” shall mean a fee payable to the Administrator on each Payment Date for acting as Administrator on behalf of the Co-Issuers pursuant to the Administration Agreement equal to one-twelfth (1/12th) of $20,000.

“Administrator” shall mean the Person acting in such capacity from time to time pursuant to and in accordance with the Administration Agreement, which shall initially be Springleaf.

“Advance Rate Cap” for any Payment Date is the amount equal to 50% of the Performing Collateral Balance as of the end of the related Collection Period.

“Advance Reserve Account” shall have the meaning set forth in Section 8.02(a)(iv) of the Indenture.

“Advance Reserve Account Shortfall Amount” shall mean, for any Payment Date, the excess of (x) the Required Advance Reserve Amount over (y) the amount on deposit in the Advance Reserve Account as of the Monthly Determination Date with respect to such Payment Date.

“Adverse Effect” shall mean, with respect to any action, that such action will (a) result in the occurrence of an Event of Default or (b) materially and adversely affect the amount or timing of distributions to be made to the Noteholders for any Class pursuant to the Servicing Agreement or the Indenture.

“Affiliate” of any specified Person shall mean any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person.  For the purposes of this definition, “control” when used with respect to any specified Person shall mean the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Aggregate Note Principal Balance” shall mean, as of any date of determination, the sum of the aggregate Class A Note Balance, the aggregate Class B Note Balance, the aggregate Class C Note Balance, the aggregate Class D Note Balance and the aggregate Class E Note Balance, in each case as of such date of determination.

“Allocation Agent” shall mean Springleaf.

“Applicable Purchase Percentage” shall mean at any time (i) with respect to any Loan that was not a Non-Performing Loan as of the Cut-Off Date, 100% and (ii) with respect to any Loan that was a Non-Performing Loan as of the Cut-Off Date, 70%.  For avoidance of doubt, the Applicable Purchase Percentages set forth in clauses (i) and (ii) of this definition are determined for each Loan as of the Closing Date and such Applicable Purchase Percentages will not change for any Loan in the event that any Loan becomes a Non-Performing Loan after the Closing Date.

“Asset Redemption Price” shall have the meaning specified in Section 8.07(b) of the Indenture.

“Asset Repurchase Activity” shall mean any written request, demand, or claim, or any response or rebuttal to such request, demand, or claim, or other activity relating to the repurchase of a Loan.

“Authorized Officer” shall mean:

(a)                                 with respect to any Co-Issuer, any officer of the Co-Issuer, or of any member or manager thereof, who is authorized to act for the Co-Issuer and who is identified on the list of Authorized Officers, containing the specimen signature of each such Person, delivered by the Co-Issuer, or by the Administrator on its behalf, to the Indenture Trustee and the Paying Agent on the Closing Date (as such list may be modified or supplemented from time to time thereafter) and any officer of the Administrator who is authorized to act for the Administrator in matters relating to the Co-Issuers and who is identified on the list of Authorized Officers (containing the specimen signatures of such officers) delivered by the Administrator to the Indenture Trustee and the Paying Agent on the Closing Date (as such list may be modified or supplemented from time to time thereafter);

(b)                                 with respect to the Servicer, any Servicing Officer;

(c)                                  with respect to a Seller, any Vice President or more senior officer; and

(d)                                 with respect to the Indenture Trustee or the Paying Agent, any Responsible Officer.

“Available Funds” shall mean for any Payment Date, the Collections received in the Collection Account during the Collection Period relating to such Payment Date.

“Back-up Servicer” shall mean, initially, Wells Fargo Bank, N.A., and at any other time, the Person then acting as “Back-up Servicer” pursuant to and in accordance with the Back-up Servicing Agreement.

“Back-up Servicing Agreement” shall mean the Back-up Servicing Agreement dated as of October 3, 2014, as amended, among the Co-Issuers, the Loan Trustees, the Servicer, the Indenture Trustee and the Back-up Servicer, pursuant to which the Back-up Servicer has agreed to perform the back-up servicing duties specified therein for the benefit of the Co-Issuers, the Loan Trustees and the Noteholders.

“Back-up Servicing Fee” shall mean, with respect to any Payment Date, an amount equal to the greater of (x) $15,000 and (y) the product of 0.025% per annum and the aggregate Loan Principal Balance of all Loans as of the first day of the related Collection Period (or, with respect to the first Payment Date, the Cut-Off Date).

“Beneficial Owner” shall mean with respect to any Book-Entry Note, the Person who is the beneficial owner of such Note as reflected on the books of the Clearing Agency or on the books of a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency Participant or indirectly through a Clearing Agency Participant, in accordance with the rules of the Clearing Agency).

“Book-Entry Notes” shall mean security entitlements to the Notes, ownership and transfers of which shall be made through book entries by a Clearing Agency, as described in Section 2.04 of the Indenture.

“Business Day” shall mean any day other than (a) a Saturday or Sunday or (b) any other day on which banking institutions in New York, New York, Minneapolis, Minnesota or any other city in which the principal executive offices of the Servicer or the Co-Issuers, as the case may be, are located, are authorized or obligated by law, executive order or governmental decree to be closed or on which the fixed income markets in New York, New York are closed.

“Call Premium Rate” shall mean, with respect to the Class B Notes, 0.75%, with respect to the Class C Notes, 1.00% and with respect to the Class D Notes, 2.00%.

“Charged-Off Loan” shall mean any Loan (i) that was more than 180 days (or such longer period as permitted for certain Loans subject to charge-off exceptions in accordance with the Credit and Collection Policy) past due (as reflected on the records of the Servicer (or any applicable subservicer)), or (ii) the entire Loan Principal Balance of which has been charged-off in accordance with the Credit and Collection Policy; provided, that determinations of charged-off status with respect to any Loan shall be made as of the last day of the Collection Period in which the event or circumstance giving rise to the charged-off classification occurs.

“Class” shall mean the Class A, Class B, Class C, Class D or Class E Notes, as the context may require.

“Class A Interest Rate” shall mean 2.70% per annum.

“Class A Monthly Interest Amount” shall mean, for any Payment Date, the amount of interest accrued during the related Interest Period at the Class A Interest Rate on the Class A Note Balance as of the close of business on the immediately preceding Payment Date (calculated on the basis of a 360-day year consisting of twelve 30-day months).

“Class A Note” shall mean any one of the 2.70% Class A Notes executed by the Co-Issuers and authenticated by the Note Registrar, substantially in the applicable form attached as Exhibit A to the Indenture.

“Class A Note Balance” shall initially mean $1,601,280,000.00, and thereafter, shall equal the initial Class A Note Balance reduced by all previous payments to the Class A Noteholders in respect of the principal of the Class A Notes that have not been rescinded.

“Class B Interest Rate” shall mean 4.61% per annum.

“Class B Monthly Interest Amount” shall mean, for any Payment Date, the amount of interest accrued during the related Interest Period at the Class B Interest Rate on the Class B Note Balance as of the close of business on the immediately preceding Payment Date (calculated on the basis of a 360-day year consisting of twelve 30-day months).

“Class B Note” shall mean any one of the 4.61% Class B Notes executed by the Co-Issuers and authenticated by the Note Registrar, substantially in the applicable form attached as Exhibit A to the Indenture.

“Class B Note Balance” shall initially mean $427,000,000.00, and thereafter, shall equal the initial Class B Note Balance reduced by all previous payments to the Class B Noteholders in respect of the principal of the Class B Notes that have not been rescinded.

“Class B Senior Interest Amount” for any Payment Date, shall mean the lesser of (x) the Class B Monthly Interest Amount for such Payment Date and (y) an amount equal to the product of (a) one-twelfth (1/12th) of the Class B Interest Rate and (b) the excess, if any of (i) the Adjusted Loan Principal Balance as of the end of the Collection Period immediately preceding the related Collection Period, over (ii) the Class A Note Balance as of the close of business on the immediately preceding Payment Date.

“Class B Subordinated Interest Amount” for any Payment Date, shall mean the excess of (x) the Class B Monthly Interest Amount for such Payment Date over (y) the Class B Senior Interest Amount for such Payment Date.

“Class C Interest Rate” shall mean 5.59% per annum.

“Class C Monthly Interest Amount” shall mean, for any Payment Date, the amount of interest accrued during the related Interest Period at the Class C Interest Rate on the Class C Note Balance as of the close of business on the immediately preceding Payment Date (calculated on the basis of a 360-day year consisting of twelve 30-day months).

“Class C Note” shall mean any one of the 5.59% Class C Notes executed by the Co-Issuers and authenticated by the Note Registrar, substantially in the applicable form attached as Exhibit A to the Indenture.

“Class C Note Balance” shall initially mean $331,200,000.00, and thereafter, shall equal the initial Class C Note Balance reduced by all previous payments to the Class C Noteholders in respect of the principal of the Class C Notes that have not been rescinded.

“Class C Senior Interest Amount” for any Payment Date, shall mean the lesser of (x) the Class C Monthly Interest Amount for such Payment Date and (y) an amount equal to the product of (a) one-twelfth (1/12th) of the Class C Interest Rate and (b) the excess, if any of (i) the

Adjusted Loan Principal Balance as of the end of the Collection Period immediately preceding the related Collection Period, over (ii) the sum of the Class A Note Balance and the Class B Note Balance as of the close of business on the immediately preceding Payment Date.

“Class C Subordinated Interest Amount” for any Payment Date, shall mean be the excess of (x) the Class C Monthly Interest Amount for such Payment Date over (y) the Class C Senior Interest Amount for such Payment Date.

“Class D Interest Rate” shall mean 6.82% per annum.

“Class D Monthly Interest Amount” shall mean, for any Payment Date, the amount of interest accrued during the related Interest Period at the Class D Interest Rate on the Class D Note Balance as of the close of business on the immediately preceding Payment Date (calculated on the basis of a 360-day year consisting of twelve 30-day months).

“Class D Note” shall mean any one of the 6.82% Class D Notes executed by the Co-Issuers and authenticated by the Note Registrar, substantially in the applicable form attached as Exhibit A to the Indenture.

“Class D Note Balance” shall initially mean $199,810,000.00, and thereafter, shall equal the initial Class D Note Balance reduced by all previous payments to the Class D Noteholders in respect of the principal of the Class D Notes that have not been rescinded.

“Class D Senior Interest Amount” for any Payment Date, shall mean the lesser of (x) the Class D Monthly Interest Amount for such Payment Date and (y) an amount equal to the product of (a) one-twelfth (1/12th) of the Class D Interest Rate and (b) the excess, if any of (i) the Adjusted Loan Principal Balance as of the end of the Collection Period immediately preceding the related Collection Period, over (ii) the sum of the Class A Note Balance, the Class B Note Balance and the Class C Note Balance as of the close of business on the immediately preceding Payment Date.

“Class D Subordinated Interest Amount” for any Payment Date, shall mean the excess of (x) the Class D Monthly Interest Amount for such Payment Date over (y) the Class D Senior Interest Amount for such Payment Date.

“Class E Interest Rate” shall mean 6.82% per annum.

“Class E Monthly Interest Amount” shall mean, for any Payment Date, the amount of interest accrued during the related Interest Period at the Class E Interest Rate on the Class E Note Balance as of the close of business on the immediately preceding Payment Date (calculated on the basis of a 360-day year consisting of twelve 30-day months).

“Class E Note” shall mean any one of the 6.82% Class E Notes executed by the Co-Issuers and authenticated by the Note Registrar, substantially in the applicable form attached as Exhibit A to the Indenture.

“Class E Note Balance” shall initially mean $61,580,000.00, and thereafter, shall equal the initial Class E Note Balance reduced by all previous payments to the Class E Noteholders in respect of the principal of the Class E Notes that have not been rescinded.

“Class E Senior Interest Amount” for any Payment Date, shall mean the lesser of (x) the Class E Monthly Interest Amount for such Payment Date and (y) an amount equal to the product of (a) one-twelfth (1/12th) of the Class E Interest Rate and (b) the excess, if any of (i) the Adjusted Loan Principal Balance as of the end of the Collection Period immediately preceding the related Collection Period, over (ii) the sum of the Class A Note Balance, the Class B Note Balance, the Class C Note Balance and the Class D Note Balance as of the close of business on the immediately preceding Payment Date.

“Class E Subordinated Interest Amount” for any Payment Date, shall mean the excess of (x) the Class E Monthly Interest Amount for such Payment Date over (y) the Class E Senior Interest Amount for such Payment Date.

“Clearing Agency” shall mean an organization registered as a “clearing agency” pursuant to Section 17A of the Exchange Act and serving as a clearing agency for a Series or Class of Book-Entry Notes.

“Clearing Agency Participant” shall mean a broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

“Clearstream” or “Clearstream, Luxembourg” shall mean Clearstream Banking, société anonyme, a professional depository incorporated under the laws of Luxembourg, and its successors.

“Closed End Loan” shall mean any Loan (other than a Non-Performing Loan) with respect to which the related Loan Obligor is not permitted to make additional draws on such Loan.

“Closing Date” shall mean October 3, 2014.

“Co-Issuer” shall mean each of SpringCastle America Funding, LLC, a Delaware limited liability company, SpringCastle Credit Funding, LLC, a Delaware limited liability company and SpringCastle Finance Funding, LLC, a Delaware limited liability company.

“Co-Issuer LLC Agreements” shall mean the Limited Liability Company Agreements of each of the Co-Issuers, as amended by Amendment No. 1 thereto, dated as of October 3, 2014.

“Collateral Documents” shall mean the Mortgages, security agreements, assignments, collateral assignments and any other documents and instruments from time to time executed and delivered pursuant to the Loan Documents for PHLs to grant, perfect and continue a security interest in the Loan Collateral, and any documents or instruments amending or supplementing the same.

“Collection Account” shall have the meaning specified in Section 8.02(a)(i) of the Indenture.

“Collection Period” shall mean, with respect to each Payment Date, the preceding calendar month.  The initial Collection Period will commence on the day after the Cut-Off Date and end on October 31, 2014.

“Collections” shall mean all amounts collected on or in respect of the Loans on and after the Closing Date, including scheduled loan payments (whether received in whole or in part, whether related to a current, future or prior due date, whether paid voluntarily by a Loan Obligor or received in connection with the realization of the amounts due and to become due under any defaulted Loan or upon the sale of any property acquired in respect thereof), all partial prepayments, all full prepayments, recoveries, or any other form of payment.  The term “Collections” shall not include Servicer Collection Charges, Credit Insurance Fees or premium payments with respect to Credit Insurance.

“Convenience Check” shall have the meaning specified in Section 2.11(c) of the Servicing Agreement.

“Corporate Trust Office” shall have the meaning (a) when used in respect of the Paying Agent and the Note Registrar, Wells Fargo Center, Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: Corporate Trust Services—SpringCastle Funding Asset-Backed Notes, and (b) when used in respect of the Indenture Trustee, U.S. Bank National Association, 60 Livingston Ave., EP-MN-WS3D, St. Paul, Minnesota 55107, Attn:  Structured Finance/SpringCastle 2014-A; Telephone: (651) 466-5049; Facsimile Number: (651) 466-7363.

“Credit and Collection Policy” shall mean the Servicer’s customary and usual servicing and collection procedures in effect from time to time for servicing consumer loans comparable to the Loans in the jurisdiction where either the applicable Loan Obligor resides or, in the case of a mortgage loan, the mortgaged property is located, subject to the Required Servicing Protocols.  If the Back-up Servicer is appointed as Successor Servicer, “Credit and Collection Policy” shall mean the customary and usual servicing, administration and collection practices and procedures used by servicing companies of comparable experience to the Successor Servicer for servicing consumer loans comparable to the Loans which the Successor Servicer services for its own account, subject to the Required Servicing Protocols.

“Credit Insurance” shall mean, with respect to any Loan, any credit life, credit disability, credit property and/or credit involuntary unemployment insurance policy in effect that provides benefits to the holder of the related Loan Agreement and/or the related Loan Obligor, including all riders and endorsements thereto.

“Credit Insurance ASA” shall mean any credit insurance administrative services agreement or other agreement entered into by any Co-Issuer or any of its Affiliates with a provider of Credit Insurance pursuant to which such Co-Issuer or Affiliate agrees to administer such Credit Insurance and which has been approved by the Servicer.

“Credit Insurance Fees” shall mean the fees due to a Co-Issuer or any Affiliate of a Co-Issuer under any Credit Insurance ASA in consideration for such Co-Issuer’s or Affiliate’s performance of its administrative obligations thereunder.

“Cumulative Net Loss” shall mean with respect to any Collection Period, shall mean a fraction, expressed as a percentage, (x) the numerator of which is (i) the aggregate Loan Principal Balance of all Loans that became Charged-Off Loans since the Cut-Off Date, minus (ii) all Recoveries received since the Cut-Off Date, and (y) the denominator of which is the aggregate Loan Principal Balance of all Loans as of the Cut-Off Date.

“Custodial Agreement” shall mean the Custodial Agreement dated as of October 3, 2014, as amended, among the Co-Issuers, the Loan Trustees, the Servicer and the Custodian, pursuant to which the Custodian has agreed to perform custodial duties specified therein for the benefit of the Co-Issuers and the Noteholders.

“Custodian” shall mean U.S. Bank National Association, in its capacity as custodian under the Custodial Agreement, its successors in interest and any successor custodian under the Custodial Agreement.

“Cut-Off Date” shall mean August 31, 2014.

“Debtor Relief Laws” shall mean (i) the United States Bankruptcy Code and (ii) all other applicable liquidation, conservatorship, bankruptcy, moratorium, arrangement, receivership, insolvency, reorganization, suspension of payments, adjustment of debt, marshalling of assets or similar debtor relief laws of the United States, any state or any foreign country from time to time in effect affecting the rights of creditors generally.

“Definitive Notes” shall mean, for any Class, the Notes issued in fully registered, certificated form issued to the owners of such Class or their nominee.

“Delaware Secretary of State” shall mean the Office of the Secretary of State of the State of Delaware.

“Delinquent Loan” shall mean a Loan which is more than 29 days past due as reflected in the records of the Servicer (or any subservicer with respect to the Servicer), as applicable, in accordance with the Credit and Collection Policy.

“Demand” shall have the meaning specified in Section 6.15(a) of the Indenture.

“Directing Holder” shall mean (i) so long as the Indenture shall not have terminated, the Required Noteholders, and (ii) in all other instances, the Co-Issuers acting jointly.

“Distribution Compliance Period” shall have the meaning specified in Section 2.05(c) of the Indenture.

“Dollars”, “$” or “U.S. $” shall mean (a) United States dollars or (b) denominated in United States dollars.

“Eligible Account” shall mean either (a) a segregated account with an Eligible Institution or (b) a segregated trust account with the corporate trust department of a depository institution organized under the laws of the United States or any one of the states thereof, including the District of Columbia (or any domestic branch of a foreign bank), and acting as a trustee for funds deposited in such account, so long as any of the unsecured, unguaranteed senior debt securities of such depository institution shall have a credit rating from each of Moody’s and Standard & Poor’s in one of its generic credit rating categories that signifies “BBB” / “Baa2” or higher.

“Eligible Institution” shall mean a depository institution organized under the laws of the United States of America or any one of the states thereof, including the District of Columbia (or any domestic branch of a foreign bank), which at all times has (a)(i) a long-term unsecured debt rating of “Baa1” or better by Moody’s and (ii) a certificate of deposit rating of “P-2” by Moody’s and (b), either (x) a long-term unsecured debt rating of “BBB+” by Standard & Poor’s or (y) a certificate of deposit rating of “A-2” by Standard & Poor’s.  If so qualified, the Indenture Trustee, the Paying Agent or the Administrator may be considered an Eligible Institution for the purposes of this definition.

“Eligible Investments” shall mean book-entry securities, negotiable instruments or securities represented by instruments in bearer or registered form which have maturities of no later than the Business Day immediately prior to the next succeeding Payment Date (unless payable on demand, in which case such securities or instruments may mature on such next succeeding Payment Date) and which evidence:

(a)                                 direct obligations of, and obligations fully guaranteed as to timely payment by, the United States of America;

(b)                                 demand deposits, time deposits or certificates of deposit (having original maturities of no more than 365 days) of depository institutions or trust companies incorporated under the laws of the United States of America or any state thereof (or domestic branches of foreign banks) and subject to supervision and examination by federal or state banking or depository institution authorities; provided that at the time of the Co-Issuers’ investment or contractual commitment to invest therein, the short-term debt rating of such depository institution or trust company will be rated “A-2” or higher by any Rating Agency;

(c)                                  commercial paper (having remaining maturities of no more than 30 days) having, at the time of the Co-Issuers’ investment or contractual commitment to invest therein, a rating not lower than “A-2” from any Rating Agency;

(d)                                 investments in money market funds rated “AA-mg” or higher by any Rating Agency or otherwise approved in writing by any Rating Agency;

(e)                                  demand deposits, time deposits and certificates of deposit which are fully insured by the Federal Deposit Insurance Corporation;

(f)                                   notes or bankers’ acceptances (having original maturities of no more than 365 days) issued by any depository institution or trust company referred to in (b) above; or

(g)                                  time deposits, other than as referred to in clause (e) above, with a Person (i) the commercial paper of which is rated “A-2” or higher by any Rating Agency or (ii) that has a long-term unsecured debt rating of “BBB+” or higher by any Rating Agency.

Eligible Investments may be purchased by or through the Paying Agent or any of its Affiliates.

“Eligible Servicer” shall mean the Indenture Trustee, Springleaf, the Back-up Servicer or an entity which, at the time of its appointment as Servicer, (i) (a) is either (x) the surviving Person of a merger or consolidation with, or the transferee of all or substantially all of the assets of, Springleaf in a transaction otherwise complying with Section 4.02 of the Servicing Agreement or (y) an Affiliate of Springleaf, (b) is servicing a portfolio of consumer loans, (c) is legally qualified (either directly or through a subservicer) and has the capacity to service and administer the Loans in accordance with the Servicing Agreement, (d) is reasonably qualified to use the software that is then being used to service the Loans or obtains the right to use or has its own software which is adequate to perform its duties under the Servicing Agreement, (e) has demonstrated the ability to service professionally and competently a portfolio of loans which are similar to the Loans in accordance with high standards of skill and care similar to the Servicing Standard and (f) is reasonably qualified to use the software that is then being used to service the Loans or obtains the right to use or has its own software which is adequate to perform its duties under the Servicing Agreement.

“Encumbrance” shall mean any security interest, mortgage, claim, charge (fixed or floating), deed of trust, pledge, hypothecation, assignment, deposit arrangement, equity interest, encumbrance, lien (statutory or other), preference, participation interest, priority or other security agreement or preferential arrangement of any kind or nature whatsoever, including any conditional sale or other title retention agreement, or any financing lease having substantially the same economic effect as any of the foregoing, and the filing of any financing statement under the UCC or comparable law of any jurisdiction to evidence any of the foregoing; provided, however, that each of (1) the lien created in favor of the Co-Issuers under the Loan Purchase Agreements and (2) the lien created in favor of the Indenture Trustee under the Indenture shall not be deemed to constitute an Encumbrance.

“ERISA” shall mean the Employee Retirement Income Security Act of 1974, as amended.

“Euroclear” shall mean the Euroclear System.

“Euroclear Operator” shall mean Euroclear Bank S.A./N.V., as operator of Euroclear, and its successor and assigns in such capacity.

“Event of Default” shall have the meaning specified in Section 5.02 of the Indenture.

“Evidence of Debt” shall mean, with respect to any Loan, each Loan Note, Loan Agreement or other agreement, instrument or record evidencing an obligation of the Loan Obligor to repay such Loan.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Fees” shall mean any and all income, revenue, fees, expenses, charges or other monies that a servicer is entitled to receive, collect or retain in accordance with the terms of the Loan Documents or Applicable Law, including annual fees, late charge fees, bad check or insufficient funds fees, assumption fees, ACH fees and other similar fees and charges collected from or assessed against Loan Obligors to the extent payable to a servicer in accordance with the terms of the Loan Documents or applicable Law, but excluding any premiums, fees or other income related to Credit Insurance (other than any collection fees payable to a Portfolio Seller pursuant to any applicable Credit Insurance ASA).

“Fifth Priority Principal Payment” shall mean, for any Payment Date, (x) at any time prior to the occurrence of an Event of Default, an amount equal to the excess (if any) of (A) the sum of the Class A Note Balance, the Class B Note Balance, the Class C Note Balance and the Class D Note Balance as of the end of the related Collection Period minus the amount on deposit in the Principal Distribution Account (after giving effect to any allocations to the Principal Distribution Account pursuant to clauses (vi), (viii), (xi) and (xiv) of Section 8.06(a))  over (B) the Adjusted Loan Principal Balance as of the end of the related Collection Period and (y) at any time from and after the occurrence of an Event of Default or on or after the Stated Maturity Date in respect of the Class D Notes, the sum of the Class A Note Balance, the Class B Note Balance, the Class C Note Balance and the Class D Note Balance minus the amount on deposit in the Principal Distribution Account (after giving effect to any allocations to the Principal Distribution Account pursuant to clauses (vi), (viii), (xi) and (xiv) of Section 8.06(a)).

“First Priority Principal Payment” shall mean, for any Payment Date, (x) at any time prior to the occurrence of an Event of Default, an amount equal to the excess (if any) of (A) the Class A Note Balance as of the end of the related Collection Period over (B) the Adjusted Loan Principal Balance as of the end of the related Collection Period and (y) at any time from and after the occurrence of an Event of Default or on or after the Stated Maturity Date in respect of the Class A Notes, the Class A Note Balance.

“Force Majeure Event” shall mean an event that occurs as a result of an act of God, an act of the public enemy, acts of declared or undeclared war (including acts of terrorism), public disorder, rebellion, sabotage, epidemics, landslides, lightning, fire, hurricane, earthquakes, floods or similar causes.

“Forward Flow Agreements” shall mean: (a) that certain Account Purchase and Sale Agreement, dated December 20, 2012, by and among certain of the Sellers and Fortis Capital IV, LLC, as amended; (b) that certain Account Purchase and Sale Agreement, dated December 21, 2012, by and among certain of the Sellers and Atlantic Credit & Finance Special Finance Unit III, LLC, as amended; (c) that certain Purchase and Sale Agreement, dated as of December 17, 2012, by and among certain of the Sellers and Absolute Resolutions Corp., as amended; and (d) the Purchase and Servicing Agreement for Forward Flow Accounts, dated February 12, 2009, as amended, by and among HSBC Consumer Lending (USA) Inc., Portfolio Recovery Associates, LLC and PRA Receivables Management, LLC, as amended.

“Fourth Priority Principal Payment” shall mean, for any Payment Date, (x) at any time prior to the occurrence of an Event of Default, an amount equal to the excess (if any) of (A) the Aggregate Note Balance as of the end of the related Collection Period minus the amount on deposit in the Principal Distribution Account (after giving effect to any allocations to the Principal Distribution Account pursuant to clauses (vi), (viii) and (xi) of Section 8.06(a))  over (B) the Adjusted Loan Principal Balance as of the end of the related Collection Period and (y) at any time from and after the occurrence of an Event of Default or on or after the Stated Maturity Date in respect of the Class D Notes, the sum of the Class A Note Balance, the Class B Note Balance, the Class C Note Balance and the Class D Note Balance minus the amount on deposit in the Principal Distribution Account (after giving effect to any allocations to the Principal Distribution Account pursuant to clauses (vi), (viii) and (xi) of Section 8.06(a)).

“Global Note” shall have the meaning specified in Section 2.05(c) of the Indenture.

“Governmental Authority” shall mean any federal, state, municipal, national, local or other governmental department, court, commission, board, bureau, agency, intermediary, carrier or instrumentality or political subdivision thereof, or any entity or officer exercising executive, legislative, judicial, quasi-judicial, regulatory or administrative functions of or pertaining to any government or any court, in each case, whether of the United States or a state, territory or possession thereof or the District of Columbia.

“Grant” shall mean to grant, bargain, sell, warrant, alienate, remise, demise, release, convey, assign, transfer, mortgage, pledge, grant a security interest in, create a right of set-off against, deposit, set over and confirm.  A Grant of any item of the Trust Estate shall include all rights, powers and options (but none of the obligations) of the granting party thereunder, including without limitation the immediate and continuing right to claim for, collect, receive and give receipt for principal and interest payments in respect of such item of the Trust Estate, and all other monies payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring any suit in equity, action at law or other judicial or administrative proceeding in the name of the granting party or otherwise, and generally to do and receive anything that the granting party may be entitled to do or receive thereunder or with respect thereto.

“HSBC” shall mean HSBC Bank and/or HSBC Finance Corporation, as the context may require.

“HSBC Finance” shall mean HSBC Finance Corporation, a Delaware corporation.

“HSBC Bank” shall mean HSBC Bank USA, National Association.

“HSBC Party” shall mean any Portfolio Seller and HSBC in its capacities as a party to the Portfolio Loan Purchase Agreement.

“Indenture” shall mean the Indenture, dated as of October 3, 2014, among the Co-Issuers, the Loan Trustees, the Indenture Trustee, the Paying Agent, the Note Registrar and the Servicer, as the same may be amended, supplemented or otherwise modified from time to time.

“Indenture Trustee” shall mean U.S. Bank National Association, in its capacity as indenture trustee under the Indenture, its successors in interest and any successor indenture trustee under the Indenture.

“Independent” shall mean, when used with respect to any specified Person, that the Person (a) is in fact independent of any Co-Issuer, any other obligor upon the Notes, any Seller, and any Affiliate of any of the foregoing Persons, (b) does not have any direct financial interest or any material indirect financial interest in any Co-Issuer, any such other obligor, any Seller or any Affiliate of any of the foregoing Persons and (c) is not connected with any Co-Issuer, any such other obligor, any Seller or any Affiliate of any of the foregoing Persons as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

“Independent Manager” shall have the meaning specified in the respective Co-Issuer LLC Agreements.

“Initial Note Principal Balance” shall mean $2,620,870,000.00.

“Initial Purchasers” shall mean Merrill Lynch, Pierce, Fenner & Smith Incorporated, Credit Suisse Securities (USA) LLC, Barclays Capital Inc. and Natixis Securities Americas LLC.

“Insolvency Event” with respect to any Person, shall occur if (i) such Person shall file a petition or commence a Proceeding (A) to take advantage of any Debtor Relief Law or (B) for the appointment of a trustee, conservator, receiver, liquidator, or similar official for or relating to such Person or all or substantially all of its property, or for the winding up or liquidation of its affairs, (ii) such Person shall consent or fail to object to any such petition filed or Proceeding commenced against or with respect to it or all or substantially all of its property, or any such petition or Proceeding shall not have been dismissed or stayed within sixty (60) days of its filing or commencement, or a court, agency, or other supervisory authority with jurisdiction shall have decreed or ordered relief with respect to any such petition or Proceeding, (iii) such Person shall admit in writing its inability to pay its debts generally as they become due, (iv) such Person shall make an assignment for the benefit of its creditors, (v) such Person shall voluntarily suspend payment of its obligations, or (vi) such Person shall take any action in furtherance of any of the foregoing.

“Interest Period” shall mean, with respect to any Payment Date, the period from and including the Payment Date immediately preceding such Payment Date to but excluding such Payment Date (or, in the case of the first Payment Date, the period from and including the Closing Date to but excluding such Payment Date).

“Interest Rate” shall mean, with respect to the Class A Notes, the Class A Interest Rate, with respect to the Class B Notes, the Class B Interest Rate, with respect to the Class C Notes, the Class C Interest Rate, with respect to the Class D Notes, the Class D Interest Rate and with respect to the Class E Notes, the Class E Interest Rate.

“Internal Revenue Code” shall mean the Internal Revenue Code of 1986, as amended.

“Intra-Month Draw Advance” shall have the meaning specified in Section 2.01(c) of the Servicing Agreement.

“Investment Company Act” shall mean the Investment Company Act of 1940, as amended.

“Issuer Order” shall mean a written order or request signed in the name of the Co-Issuers by an Authorized Officer and delivered to the Indenture Trustee.

“Lien” shall mean, with respect to any property, any mortgage, deed of trust, pledge, hypothecation, assignment, deposit arrangement, equity interest, encumbrance, lien (statutory or other), preference, participation interest, priority or other security agreement or preferential arrangement of any kind or nature whatsoever relating to that property, including any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing and the filing of any financing statement under the UCC or comparable law of any jurisdiction to evidence any of the foregoing.

“Loan” shall mean each of the PULs and PHLs identified on the Loan Schedules.

“Loan Agreement” shall mean, with respect to any Loan, all promissory notes, installment sales contracts, loan agreements, or other agreements between the assignee of the applicable originator and the related Loan Obligor containing the terms and conditions applicable to such Loan and any applicable truth in lending disclosure statements related thereto, in each case, as amended and in effect from time to time, representative copies of which have been made available to the applicable Co-Issuer and will be delivered to the applicable Co-Issuer upon request.

“Loan Collateral” shall mean, with respect to any PHL, the residential real property and all other collateral securing repayment of such PHL.

“Loan Documents” shall mean, with respect to any Loan, any application, payment check, Evidence of Debt (including originals thereof, if any), Mortgage (including originals thereof, if any), Collateral Documents (if any), riders (including, if applicable, arbitration riders and home equity credit line revolving loan agreement riders), disclosures (including, if applicable, truth-in-lending disclosures, insurance disclosures, section 32 disclosures, high cost loan disclosures and state law disclosures), notices (including, if applicable, notices of right to cancel), HUD1A settlement statements (if any), good faith estimates (if any), revolving loan vouchers (if any) or other agreements and documents exclusively relating to such Loan, and any amendments or supplements thereto or modifications thereof, executed by the Loan Obligor or the Originator thereof in connection with such Loan.

“Loan File” shall mean, with respect to any Loan, an imaged or electronic file and/or a physical file containing all Loan Documents, Collateral Documents (if any) and all other documents, reports, billing statements, insurance certificates and material written notices exclusively relating to such Loan, the Loan Documents or the Collateral Documents (if any), in each case within the possession or control of the Seller.

“Loan Note” shall mean, with respect to any Loan, a promissory note or notes or other evidence of debt with respect to such Loan, together with any assignment, reinstatement, extension, endorsement or modification thereof.

“Loan Obligor” shall mean any maker, co-maker, guarantor, or other obligor with respect to a Loan.  In respect of each Loan, if there is more than one Loan Obligor (husband and wife,

for example), references herein to Loan Obligor shall mean any or all of such Loan Obligors, as the context may require.

“Loan Payment” shall mean, with respect to any Loan, the amount to be paid by the Loan Obligor in accordance with the terms of (a) the related Evidence of Debt, (b) with respect to any Loan for which the Originator or its Affiliates has engaged a collection agent, the ledger maintained by such collection agent or (c) with respect to any Loan for which the related Loan Obligor is the debtor in any bankruptcy proceeding, the ledger maintained by the applicable bankruptcy servicer; provided, that such amount (i) shall include, with respect to any Loan that is an open-end line of credit, the amount to be paid in respect of Credit Insurance premium advances made by the Originator thereof to the applicable insurer on behalf of the related Loan Obligor, (ii) shall include amounts to be paid to the Originator thereof as beneficiary on Credit Insurance claims and (iii) shall not include Fees and, except as set forth above, any premiums, fees and other income related to Credit Insurance.

“Loan Principal Balance” shall mean as of any determination date with respect to any Loan, the sum of (i) the unpaid principal balance of such Loan at such time, plus (ii) the aggregate unpaid amount of any forborne interest charges with respect to such Loan at such time. The Loan Principal Balance of any Loan (other than a Charged-Off Loan)  a portion of which has been charged-off in accordance with the Credit and Collection Policy shall be reduced by the portion so charged-off.

“Loan Purchase Agreements” shall mean each Loan Purchase Agreement, dated as of April 1, 2013, among a Seller, a Seller Loan Trustee with respect to such Seller, a Co-Issuer and a Loan Trustee with respect to such Co-Issuer, as amended by Amendment No. 1 thereto, dated as of October 3, 2014.

“Loan Schedule” shall mean a complete schedule prepared by (or on behalf of) a Seller identifying all Loans sold by such Seller (and the related Seller Loan Trustee) to the related Co-Issuer on the Closing Date, which is attached as Schedule IA to each of the applicable Loan Trust Agreement and the applicable Loan Purchase Agreement.  The Loan Schedule may take the form of a computer file, a microfiche list, or another tangible medium that is commercially reasonable.  Each Loan Schedule shall identify each applicable Loan by loan number and Loan Principal Balance as of the Cut-Off Date.

“Loan Trust” shall mean each of the common law trusts established pursuant to the applicable Loan Trust Agreement under the laws of the State of Delaware to own legal record title to the Loans for the related Co-Issuer.

“Loan Trust Agreements” shall mean each of the Loan Trust Agreements, dated as of April 1, 2013, between a Co-Issuer and Wilmington Trust, National Association, as the Loan Trustee, as amended by Amendment No. 1 thereto, dated as of October 3, 2014.

“Loan Trustee” shall mean Wilmington Trust, National Association, not in its individual capacity but solely in its capacity as loan trustee under a Loan Trust Agreement, its successors in interest and any successor loan trustee under such Loan Trust Agreement.

“Loss” shall have the meaning specified in Section 4.04 of the Servicing Agreement.

“Material Adverse Effect” shall mean, in respect of any Person, a material adverse change in the business, assets or operations of such Person.

“Monthly Determination Date” shall mean, with respect to any Collection Period, the 22nd calendar day of the calendar month occurring after the Collection Period, or if such 22nd day is not a Business Day, the next succeeding Business Day; provided, that the first Monthly Determination Date shall be November 24, 2014.

“Monthly Servicer Report” shall mean, with respect to each Payment Date, the report delivered by the Servicer pursuant to Section 2.06 of the Servicing Agreement with respect to such Payment Date, in the form attached as Exhibit C to the Indenture.

“Moody’s” shall mean Moody’s Investors Service, Inc.

“Mortgage” shall mean, with respect to any PHL, a mortgage, deed of trust or other security instrument creating a lien upon the residential real property interest described therein and securing the Loan Note evidencing such PHL, as such mortgage, deed of trust or other security instrument may have been amended, modified or extended from time to time.

“Non-Performing Loan” shall mean any Loan with respect to which the related Loan Obligor is 90 or more days delinquent with its payments on such Loan.

“Note” shall mean a note issued by the Co-Issuers pursuant to the Indenture.

“Note Account” shall mean the Collection Account, the Principal Distribution Account, the Advance Reserve Account and the Reserve Account, as applicable.

“Note Purchase Agreement” shall mean that certain Note Purchase Agreement dated as of September 18, 2014, among the Co-Issuers, the Sellers and the Initial Purchasers.

“Note Register” shall mean the register maintained pursuant to Section 2.05(a) of the Indenture in which the Notes are registered.

“Note Registrar” shall have the meaning specified in Section 2.05(a) of the Indenture.

“Noteholder” or “Holder” shall mean the Person in whose name a Note is registered in the Note Register, or such other Person deemed to be a “Noteholder” or “Holder” pursuant to the Indenture.

“NYUCC” shall mean the Uniform Commercial Code as in effect in the State of New York.

“Officer’s Certificate” shall mean, except to the extent otherwise specified, a certificate signed by an Authorized Officer of a Co-Issuer, the Servicer, a Seller, the Paying Agent, the Note Registrar or the Indenture Trustee, as applicable.

“Opinion of Counsel” shall mean a written opinion of counsel, who may be counsel for, or an employee of, the Person providing the opinion and who shall be reasonably acceptable to the Person to whom the opinion is to be provided; provided, however, that any Tax Opinion or other opinion relating to U.S. federal income tax matters shall be an opinion of nationally recognized tax counsel.

“Other Co-Issuer Obligations” shall mean any payment obligations arising under provisions of indentures or agreements entered into by the Co-Issuers in connection with notes previously issued by the Co-Issuer which notes have been retired but which provisions survive the termination of such indentures or agreements.

“Outstanding” shall mean, as of any date of determination, all Notes previously authenticated and delivered under the Indenture except,

(1)                                 Notes previously cancelled by the Note Registrar or delivered to the Note Registrar for cancellation;

(2)                                 Notes for whose payment or redemption money in the necessary amount has been previously deposited with the Paying Agent for the Holders of such Notes; provided, that if such Notes are to be redeemed, any required notice of such redemption pursuant to the Indenture or provision for such notice satisfactory to the Note Registrar has been made; and

(3)                                 Notes that have been paid under Section 2.06 of the Indenture or in exchange for or in lieu of which other Notes have been authenticated and delivered under the Indenture, other than any such Notes for which there shall have been presented to the Note Registrar proof satisfactory to it that such Notes are held by a protected purchaser;

provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Notes have given any request, demand, authorization, direction, notice, consent or waiver under the Indenture, Notes owned by any Co-Issuer, any other obligor upon the Notes, the Performance Support Provider, the Servicer (or any subservicer with respect to the Servicer that is an Affiliate of the Servicer) or any Seller shall be disregarded and considered not to be Outstanding, except that, in determining whether the Indenture Trustee, the Paying Agent and the Note Registrar shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Notes that a Responsible Officer of the Indenture Trustee, the Paying Agent or the Note Registrar, as the case may be, has actual knowledge of being so owned shall be so disregarded.  Notes so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Indenture Trustee, the Paying Agent and the Note Registrar the pledgee’s right so to act for such Notes and that the pledgee is not any Co-Issuer, any other obligor upon the Notes, the Performance Support Provider, the Servicer, any Seller (or any subservicer with respect to the Servicer that is an Affiliate of the Servicer).  In making any such determination, the Indenture Trustee, the Paying Agent and the Note Registrar may rely on the representations of the pledgee and shall not be required to undertake any independent investigation.

“Paying Agent” shall have the meaning specified in Section 2.12(a) of the Indenture.

“Payment Date” shall mean, with respect to any Collection Period, the 25th calendar day of the calendar month occurring after such Collection Period, or if such 25th day is not a Business

Day, the next succeeding Business Day; provided, that the first Payment Date shall be November 25, 2014.

“Performance Support Agreement” shall mean the Performance Support Agreement dated as of October 3, 2014, by Springleaf in favor of the Indenture Trustee in respect of the obligations of the Sellers under the Loan Purchase Agreements.

“Performing Collateral Balance” shall mean, with respect for any Collection Period, the aggregate Loan Principal Balance of all Loans other than Delinquent Loans as of the last day of such Collection Period.

“Periodic Filing” shall mean any filing or submission that any Co-Issuer is required to make with any federal, state or local authority or regulatory agency.

“Permanent Regulation S Global Note” shall have the meaning specified in Section 2.05(c) of the Indenture.

“Permitted Assignee” shall mean any Person who, if it were to purchase Loans in connection with a sale under Sections 5.05 and 5.17 of the Indenture, would not cause any Co-Issuer to be taxable as a publicly traded partnership for federal income tax purposes.

“Permitted Lien” shall mean (i) Liens for taxes not delinquent or for taxes being contested in good faith and by appropriate proceedings, and with respect to which adequate reserves have been established, and are being maintained, in accordance with generally accepted accounting principles promulgated or adopted by the Financial Accounting Standards Board and its predecessors and successors from time to time, (ii) mechanics’, materialmen’s, landlords’, warehousemen’s, garagemen’s and carriers’ Liens, and other like Liens imposed by law, securing obligations arising in the ordinary course of business, (iii) motor vehicle accident liens and towing and storage liens and (iv) any Lien created by the Indenture for the benefit of the Trustee on behalf of the Noteholders.

“Person” shall mean any legal person, including any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, governmental entity or other entity of any nature.

“PHL” shall mean a fixed or variable rate personal homeowner closed-end loan or open-end line of credit.

“Portfolio Called Loan” shall mean any Loan required to be reassigned to HSBC Finance Corporation or one of its Affiliates or designees pursuant to the terms of the Portfolio Loan Purchase Agreement.

“Portfolio Loan Purchase Agreement” shall mean that certain Purchase Agreement dated as of March 5, 2013 by and among the Portfolio Sellers, HSBC Finance Corporation, a Delaware corporation, each of the Sellers and each of the Seller Loan Trustees, as amended.

“Portfolio Sellers” shall mean each of the Persons party to the Portfolio Loan Purchase Agreement as a “Seller”.

“Principal Distribution Account” shall have the meaning set forth in Section 8.02(a)(ii) of the Indenture.

“Proceeding” shall mean any suit in equity, action at law or other judicial or administrative proceeding.

“PUL” shall mean a fixed or variable rate personal unsecured closed-end loan or open-end line of credit.

“Purchase Price” with respect to any Loan, shall have the meaning set forth in Section 3.01(a) of the related Loan Purchase Agreement.

“Purchased Assets” with respect to any Loan, shall mean the “Purchased Assets” under and as defined in the related Loan Purchase Agreement.

“QIB” shall mean a “qualified institutional buyer” as defined in Rule 144A.

“Rating Agency” shall mean Kroll.

“Rating Agency Notice Requirement” shall mean, with respect to any action, that the Rating Agency shall have received ten (10) days’ written notice thereof and shall not have notified the Servicer, any Co-Issuer or Loan Trustee or the Indenture Trustee in writing (including by means of a press release) within such 10-day period that such action will result in a reduction or withdrawal of the then existing ratings of the Notes.

“Recharacterized Note” shall have the meaning specified in Section 3.14(b) of the Indenture.

“Record Date” shall mean, with respect to any Payment Date, the last Business Day of the related Collection Period; provided, that the first Record Date shall be the Closing Date.

“Recoveries” shall mean, with respect to any Charged-Off Loan, monies collected in respect thereof from whatever source, net of the sum of any reasonable expenses incurred by and reimbursable to the Servicer in connection with the collection, repossession and disposition of such Loan and the related Loan Collateral, if any, and any amounts required by law to be remitted to the related Loan Obligor; provided that Recoveries with respect to any Charged-Off Loan shall in no event be less than zero.

“Redemption Price” shall mean the price to be paid to redeem the Notes pursuant to Section 8.07(c) of the Indenture.

“Registered Noteholder” shall mean the Holder of a Definitive Note.

“Regular Principal Distribution Amount” shall mean, with respect to any Payment Date, an amount equal to the excess (if any) of (i) the Aggregate Note Principal Balance as of the end of the related Collection Period minus the amount on deposit in the Principal Distribution Account (after giving effect to any allocations on such Payment Date to the Principal Distribution Account pursuant to clauses (vi), (viii), (xi), (xiv) and (xvii) of Section 8.06(a)) over an amount not less than zero, (ii) the Adjusted Loan Principal Balance as of the end of the related Collection Period minus (B) the Required Overcollateralization Amount.

“Regulation S” shall mean Regulation S promulgated under the Securities Act.

“Regulation S Definitive Note” shall have the meaning specified in Section 2.05(c) of the Indenture.

“Regulation S Global Note” shall have the meaning specified in Section 2.05(c) of the Indenture.

“Repurchase Price” with respect to any Loan, shall have the meaning set forth in Section 6.01(b) of the related Loan Purchase Agreement.

“Required Advance Reserve Amount” shall mean $5,000,000.

“Required Noteholders” shall mean, at any time, the Holders of Notes evidencing more than 50% of the Outstanding Notes.

“Required Overcollateralization Amount” shall mean (i) on the Closing Date $116,372,150.82 and (ii) on each Payment Date, the greater of (a) the lesser of (x) $116,372,150.82 and (y) 8.50% of the aggregate Loan Principal Balance as of the end of the most recent Collection Period and (b) 2.50% of the aggregate Loan Principal Balance of the Loans as of the Cut-Off Date.

“Required Reserve Account Amount” shall mean (i) on the Closing Date $13,686,210.75 and (ii) on each Payment Date an amount equal to the greater of (a) 0.50% of the aggregate Loan Principal Balance as of the end of the most recent Collection Period and (b) 0.15% of the aggregate Loan Principal Balance as of the Cut-Off Date.

“Required Servicing Protocols” shall mean the servicing procedures set forth on Schedule I to the Servicing Agreement.

“Requirements of Law” shall mean, for any Person, (a) any certificate of incorporation, certificate of formation, articles of association, bylaws, limited liability company agreement, or other organizational or governing documents of that Person, (b) any federal, state and local law, treaty, statute, regulation, or rule, or any determination by a Governmental Authority or arbitrator, that is applicable to or binding on that Person or to which that Person is subject, and (c) all contractual obligations of that Person, including those contractual obligations of the Person contained in the Servicing Agreement or in a Loan Agreement for which such Person is responsible.  This term includes usury laws, the Truth in Lending Act, and Regulation Z and Regulation B.

“Reserve Account” shall have the meaning set forth in Section 8.02(a)(iii) of the Indenture.

“Reserve Account Draw Amount” shall mean, with respect to any Payment Date, all amounts on deposit in the Reserve Account as of the related Monthly Determination Date.

“Responsible Officer” shall mean, with respect to the Indenture Trustee, any Loan Trustee or the Paying Agent, any officer within the Corporate Trust Office of the Indenture Trustee, such Loan Trustee or the Paying Agent, as applicable, as the case may be, including any Vice President, Assistant Vice President, Assistant Treasurer, Assistant Secretary, or any other officer of the Indenture Trustee, such Loan Trustee or the Paying Agent, as applicable, customarily performing functions similar to those performed by any of the above designated officers, and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer’s knowledge of and familiarity with the particular subject, in each case having direct responsibility for the administration of the Indenture and the other Transaction Documents on behalf of the Indenture Trustee or the Paying Agent or the applicable Trust Agreement on behalf of such Loan Trustee, as applicable.

“Revolving Loan” shall mean any Loan (other than a Non-Performing Loan) with respect to which the related Loan Obligor either is or at one time was permitted to make additional draws on such Loan.

“Rule 144A” shall mean Rule 144A promulgated under the Securities Act.

“Rule 144A Definitive Note” shall have the meaning specified in Section 2.05(c) of the Indenture.

“Rule 144A Global Note” shall have the meaning specified in Section 2.05(c) of the Indenture.

“Rule 15Ga-1 Information” shall have the meaning specified in Section 6.15(c) of the Indenture.

“S&P” and “Standard & Poor’s” shall mean Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business, or any successor.

“SEC” shall mean the United States Securities and Exchange Commission.

“Second Priority Principal Payment” shall mean, for any Payment Date, (x) at any time prior to the occurrence of an Event of Default, an amount equal to the excess (if any) of (A) the sum of (I) the Class A Note Balance as of the end of the related Collection Period plus (II) the Class B Note Balance as of the end of the related Collection Period minus the amount on deposit in the Principal Distribution Account (after giving effect to any allocations to the Principal Distribution Account pursuant to Section 8.06(a)(vi)) over (B) the Adjusted Loan Principal Balance as of the end of the related Collection Period and (y) at any time from and after the occurrence of an Event of Default or on or after the Stated Maturity Date in respect of the Class B Notes, the sum of the Class A Note Balance and the Class B Note Balance minus the amount on deposit in the Principal Distribution Account (after giving effect to any allocations to the Principal Distribution Account pursuant to Section 8.06(a)(vi)).

“Securities Act” shall mean the Securities Act of 1933, as amended.

“Seller” or “Sellers” shall mean SpringCastle America, LLC, a Delaware limited liability company, SpringCastle Credit LLC, a Delaware limited liability company and SpringCastle Finance LLC, a Delaware limited liability company.

“Seller Loan Trust Agreements” shall mean each of the Loan Trust Agreements, dated as of April 1, 2013, between a Seller and Wilmington Trust, National Association, as the Loan Trustee, as amended by Amendment No. 1 thereto, dated as of October 3, 2014.

“Seller Loan Trustee” shall mean Wilmington Trust, National Association, not in its individual capacity but solely in its capacity as loan trustee under a Seller Loan Trust Agreement, its successors in interest and any successor loan trustee under such Seller Loan Trust Agreement.

“Servicer” shall mean (i) initially Springleaf, in its capacity as servicer pursuant to the Servicing Agreement and any Person that becomes the successor thereto pursuant to Section 4.02 of the Servicing Agreement or any assignee thereof pursuant to Section 4.05 of the Servicing Agreement, and (ii) after any Successor Servicing Transfer Date, the Successor Servicer.

“Servicer Collection Charges” shall mean, with respect to any Loan, any and all income, revenue, fees, administrative fees, annual fees, expenses, charges or other monies that a servicer is entitled to receive, collect or retain in accordance with the terms of the Loan Documents or Requirements of Law, including late charge fees, bad check fees, ACH fees, partial release fees, release deed and satisfaction fees and other similar fees and charges collected from Loan Obligors, and any other incidental fees permissible under Requirements of Law, but excluding any premiums, fees or other income related to Credit Insurance (other than any collection fees payable to the Servicer pursuant to a Credit Insurance ASA in accordance with Section 2.01(b)(ii)).

“Servicer Default” shall have the meaning specified in Section 5.01 of the Servicing Agreement.

“Servicing Agreement” shall mean the Servicing Agreement, dated as of October 3, 2014, among the Servicer, the Co-Issuers and the Loan Trustees.

“Servicing Fee” shall have the meaning specified in Section 2.02 of the Servicing Agreement.

“Servicing Officer” shall mean any officer of the Servicer or an attorney in fact of the Servicer who in either case is involved in, or responsible for, the administration and servicing of the Loans and whose name appears on a list of servicing officers furnished to the Paying Agent, the Note Registrar and the Indenture Trustee by the Servicer, as such list may from time to time be amended.

“Servicing Standard” shall have the meaning specified in Section 2.01(b) of the Servicing Agreement.

“Servicing Transition Costs” shall have the meaning specified in the Back-up Servicing Agreement.

“Servicing Transition Period” shall have the meaning specified in the Back-up Servicing Agreement.

“Similar Law” shall have the meaning specified in Section 2.05(c)(v) of the Indenture.

“Specified Call Premium Amount” on any Payment Date for any Class of Notes shall mean (i) in the case of Class A Notes, an amount equal to 1.00% of the outstanding principal balance of the Class A Notes to be redeemed and (ii) in the case of the Class B Notes, the Class C Notes and the Class D Notes, an amount equal to (a) the product of (1) the Call Premium Rate with respect to such Class of Notes, times (2) the outstanding principal balance of the Notes of such Class to be redeemed on such Payment Date, times (3) the number of days, computed on a 30/360 basis, from and including such Payment Date to but excluding the Payment Date occurring in October 2016, divided by (b) 360.

“Springleaf” shall mean Springleaf Finance, Inc., an Indiana corporation.

“State” shall mean any of the fifty (50) states in the United States of America or the District of Columbia.

“Stated Maturity Date” shall mean with respect to the Class A Notes, the May 2023 Payment Date; with respect to the Class B Notes, the October 2027 Payment Date; with respect to the Class C Notes, the October 2033 Payment Date; with respect to the Class D Notes, the April 2034 Payment Date; and with respect to the Class E Notes, the April 2035 Payment Date.

“Successor Servicer” shall mean the successor servicer appointed in accordance with Section 5.02 of the Servicing Agreement.

“Successor Servicing Transfer Date” shall mean the date on which a Successor Servicer has assumed all of the duties and obligations of the Servicer under the Servicing Agreement (other than in the case of the Back-up Servicer, any such duty or obligation that it is not required to assume under the terms of the Back-up Servicing Agreement) after the resignation or termination of the Servicer.

“Tax Opinion” shall mean, with respect to any action, an Opinion of Counsel to the effect that, for U.S. federal income tax purposes, (a) such action will not adversely affect the tax characterization as debt of any Note of any Outstanding Class with respect to which an Opinion of Counsel was delivered at the time of its original issuance as to the characterization of such Note as debt for U.S. federal income tax purposes, (b) such action will not cause or constitute an event in which gain or loss would be recognized by any Noteholder, and (c) such action will not cause any Co-Issuer to be deemed to be an association, taxable mortgage pool or publicly traded partnership taxable as a corporation.

“Temporary Regulation S Global Note” shall have the meaning specified in Section 2.05(c) of the Indenture.

“Termination Notice” shall have the meaning specified in Section 5.01 of the Servicing Agreement.

“Third Priority Principal Payment” shall mean, for any Payment Date, (x) at any time prior to the occurrence of an Event of Default, an amount equal to the excess (if any) of (A) the sum of (I) the Class A Note Balance as of the end of the related Collection Period plus (II) the Class B Note Balance as of the end of the related Collection Period plus (III) the Class C Note Balance as of the end of the related Collection Period minus the amount on deposit in the Principal Distribution Account (after giving effect to any allocations to the Principal Distribution Account pursuant to clauses (vi) and (viii) in Section 8.06(a)) over (B) the Adjusted Loan Principal Balance as of the end of the related Collection Period and (y) at any time from and after the occurrence of an Event of Default or on or after the Stated Maturity Date in respect of the Class C Notes, the sum of the Class A Note Balance, the Class B Note Balance and the Class C Note Balance minus the amount on deposit in the Principal Distribution Account (after giving effect to any allocations to the Principal Distribution Account pursuant to clauses (vi) and (viii) in Section 8.06(a)).

“Transaction” shall have the meaning specified in Section 6.15(c) of the Indenture.

“Transaction Documents” shall mean the Note Purchase Agreement, the Servicing Agreement, the Loan Purchase Agreements, the Loan Trust Agreements, the Indenture, the Performance Support Agreement, the Administration Agreement, the Back-up Servicing Agreement, and such other documents and certificates delivered in connection the foregoing.

“Trust Estate” shall have the meaning set forth in the Granting Clause of the Indenture.

“UCC” shall mean the Uniform Commercial Code of the applicable jurisdiction.

“United States Bankruptcy Code” shall mean Title 11 of the United States Code, 11.  U.S.C. §§ 101 et seq., as amended.

PART B - RULES OF CONSTRUCTION

(a)                                 All terms defined in this Appendix or any Transaction Document shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto or thereto unless otherwise defined therein.

(b)                                 As used in this Appendix or any Transaction Document, accounting terms that are not defined herein or therein, and accounting terms partly defined herein or therein shall have the respective meanings given to them under generally accepted accounting principles.  To the extent that the definitions of accounting terms in this Appendix or any Transaction Document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Appendix or such Transaction Document will control.

(c)                                  With respect to any Payment Date, the “related Collection Period” will mean the Collection Period that is the second calendar month immediately preceding the month in which such Payment Date occurs, and the “related Monthly Determination Date” will mean the 27th day of the calendar month (unless such day is not a Business Day, then the next succeeding Business Day following the 27th day of the calendar month) immediately preceding the month in which such Payment Date occurs and the relationships among Collection Periods and Monthly Determination Dates will be correlative to the foregoing relationships.

(d)                                 Each defined term used in this Appendix or any Transaction Document has a comparable meaning when used in its plural or singular form.  Each gender-specific term used in this Appendix or any Transaction Document has a comparable meaning whether used in a masculine, feminine or gender-neutral form.

(e)                                  Unless otherwise specified, references in this Appendix or any Transaction Document to any amount as on deposit or outstanding on any particular date shall mean such amount at the close of business on such day.

(f)                                   The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Appendix or any Transaction Document shall refer to this Appendix or such Transaction Document as a whole and not to any particular provision or subdivision of this Appendix or such Transaction Document; references to any subsection, Section, Schedule or Exhibit contained in this Appendix or any Transaction Document are references to subsections, Sections, Schedules and Exhibits in or to this Appendix or such Transaction Document unless otherwise specified; and the term “including” shall mean “including without limitation.” The word “or” when used in this Appendix or any Transaction Document is not exclusive. Whenever the term “including” (whether or not followed by the phrase “but not limited to” or “without limitation” or words of similar effect) is used in this Appendix or any Transaction Document in connection with a listing of items within a particular classification, that listing will be interpreted to be illustrative only and will not be interpreted as a limitation on, or exclusive listing of, the items within that classification.

(g)                                  Terms used in this Appendix or any Transaction Document herein that are defined in the NYUCC and not otherwise defined shall have the meanings set forth in the NYUCC unless the context requires otherwise.

(h)                                 Any reference in this Appendix or any Transaction Document to the “Appendix,” this “Appendix,” the “Agreement,” this “Agreement” or words of like import shall be a reference to this Appendix or such Transaction Document as it may be amended, supplemented or modified from time to time.  Any definition of or reference to any agreement, instrument or other document in this Appendix or any Transaction Document shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth in any Transaction Document).

(i)                                     Any reference in this Appendix or any Transaction Document to a “beneficial interest” in a security also shall mean a security entitlement with respect to such security, and any reference herein to a “beneficial owner” or “beneficial holder” of a security also shall mean the holder of a security entitlement with respect to such security.

(j)                                    Any reference in this Appendix or any Transaction Document to any law shall include all statutory and regulatory provisions consolidating, amending, replacing or interpreting such law and any reference to any law or regulation shall, unless otherwise specified, refer to such law or regulation as amended, modified or supplemented from time to time.

SCHEDULE II

PERFECTION REPRESENTATIONS, WARRANTIES AND COVENANTS

In addition to the representations, warranties and covenants contained in the Indenture, the Co-Issuers hereby represents, warrants, and covenants to the Indenture Trustee as follows on the Closing Date:

General

1.              This Indenture creates a valid and continuing security interest (as defined in the applicable UCC) in the Loans in favor of the Indenture Trustee, which security interest is prior to all other Liens, and is enforceable as such as against creditors of and purchasers from the Co-Issuers.

2.              The Loans constitute “tangible chattel paper”, “accounts,” “instruments” or “general intangibles” within the meaning of the UCC.

3.              Each Note Account constitutes either a “deposit account” or a “securities account” within the meaning of the UCC.

Creation

4.              Immediately prior to the sale, transfer, assignment and conveyance of the Loans by each of the Sellers to each of the Co-Issuers pursuant to the Loan Purchase agreement, the applicable Seller owned and had good, indefeasible, and marketable title to such Loans free and clear of any Lien (other than Permitted Liens) and immediately after the sale, transfer, assignment and conveyance of such Loans to the Co-Issuers, the Co-Issuers will have good and marketable title to such Loans free and clear of any Lien (other than Permitted Liens).

5.              The Custodian or the Servicer has in its possession all original copies of the instruments and chattel paper, if any, that constitute or evidence such Loan.

Perfection

6.              The Co-Issuers have caused or will have caused, within ten days after the effective date of this Indenture, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest in the Loans granted to the Indenture Trustee hereunder, and all financing statements referred to in this paragraph contain a statement that: “A purchase of or security interest in any collateral described in this financing statement will violate the rights of the Secured Party/Purchaser”.

7.              With respect to the Note Accounts that constitute deposit accounts, either:

(i)                                     the Co- Issuers have delivered to the Indenture Trustee a fully executed agreement pursuant to which the bank maintaining the deposit accounts has agreed to comply with

Schedule II - 1

all instructions originated by the Indenture Trustee directing disposition of the funds in such Note Accounts without further consent by the Co-Issuers; or

(ii)                                  the Co-Issuers have taken all steps necessary to cause the Indenture Trustee to become the account holder of such Note Accounts.

8.              With respect to the Note Accounts that constitute securities accounts or securities entitlements, either:

(i)                                     the Co-Issuers have delivered to the Indenture Trustee a fully executed agreement pursuant to which the securities intermediary has agreed to comply with all instructions originated by the Indenture Trustee relating to such Note Accounts without further consent by the Co-Issuers; or

(ii)                                  the Co-Issuers have taken all steps necessary to cause the securities intermediary to identify in its records the Indenture Trustee as the person having a security entitlement against the securities intermediary in each of such Note Accounts.

Priority

9.              The Co-Issuers have not authorized the filing of, or is not aware of, any financing statements against the Co-Issuers that include a description of collateral covering the Loans other than any financing statement (i) relating to the conveyance of the Loans by the applicable Seller to the Co-Issuers under the related Loan Purchase Agreement, (ii) relating to the security interest granted to the Indenture Trustee hereunder or (iii) that has been terminated.

10.       None of the Co-Issuers is aware of any material judgment, ERISA or tax lien filings against any of the Co-Issuers.

11.       None of the instruments, tangible chattel paper or electronic chattel paper that constitute or evidence the Loans has any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than to the Co-Issuers or the Indenture Trustee.

12.       No Note Account that constitutes a securities account or securities entitlement is in the name of any person other than the Indenture Trustee. The Co-Issuers have not consented to the securities intermediary of any such Note Account to comply with entitlement orders of any person other than the Indenture Trustee.

13.       No Note Account that constitutes a deposit account is in the name of any person other than the Indenture Trustee. The Co-Issuers have not consented to the bank maintaining such Note Account to comply with instructions of any person other than the Indenture Trustee.

Schedule II - 2

Survival of Perfection Representations

14.       Notwithstanding any other provision of this Indenture or any other Transaction Document, the perfection representations, warranties and covenants contained in this Schedule II shall be continuing, and remain in full force and effect until such time as all obligations under this Indenture have been finally and fully paid and performed.

No Waiver

15.       The parties to the Indenture shall provide the each with prompt written notice of any material breach of the perfection representations, warranties and covenants contained in this Schedule II, and shall not, without satisfying the Rating Agency Notice Requirement, waive a breach of any of such perfection representations, warranties or covenants.

Issuer to Maintain Perfection and Priority

16.       Each Co-Issuer covenants that, in order to evidence the interests of the Indenture Trustee under this Indenture, the Co-Issuer shall take such action, or execute and deliver such instruments as may be necessary or advisable (including, without limitation, such actions as are requested by the Indenture Trustee) to maintain and perfect, as a first priority interest, the Indenture Trustee’s security interest in the Loans.  The Co-Issuers shall, from time to time and within the time limits established by law, prepare and file, all financing statements, amendments, continuations, initial financing statements in lieu of a continuation statement, terminations, partial terminations, releases or partial releases, or any other filings necessary or advisable to continue, maintain and perfect the Indenture Trustee’s security interest in the Loans as a first-priority interest.

Schedule II - 3